Exhibit 10.1

SERIES C PREFERRED SHARE PURCHASE AGREEMENT

This Series C Preferred Share Purchase Agreement (this “Agreement”) is entered into as of July 1, 2015 by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the investors listed on Schedule I attached hereto (each individually a “Purchaser” and, collectively, the “Purchasers”) and any additional Purchasers who become parties to this Agreement by executing and delivering to the Company a counterpart signature page hereto (which such persons shall thereupon be deemed “Purchasers” for all purposes of this Agreement).

WHEREAS, the Company and the CRF Entities are formed for the purpose of engaging in any lawful act or activity for which limited liability companies may be formed under the Delaware Limited Liability Company Act and engaging in any and all activities necessary, advisable, convenient or incidental thereto, including without limitation providing a solution for companies organized in the People’s Republic of China (the “PRC”) to issue credit cards services and providing marketplace lending (or “peer-to-peer lending”) services in the PRC.

WHEREAS, the Company plans to sell to the Purchasers, and the Purchasers plan to purchase from the Company, Series C Preferred Shares (as such term is defined in the LLC Agreement) of the Company, upon the terms and subject to the conditions set forth herein.

WHEREAS, capitalized terms used herein and not otherwise defined herein, shall have the meanings ascribed to them in Article 6 hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

ARTICLE 1

THE TRANSACTIONS; CLOSING

1.1 Sale and Issuance of Series C Preferred Stock. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of Series C Preferred Shares set forth opposite each Purchaser’s name on Schedule I, at a purchase price of $26.64 per share. The Series C Preferred Shares issued to the Purchasers pursuant to this Agreement (including any shares issued at the Initial Closing and any Additional Shares) shall be referred to in this Agreement as the “Shares.”

1.2 Closing; Delivery. The initial purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures, at 10:00 a.m. (New York time), on July 1, 2015 (the “Initial Closing Date”), or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified. At the Initial Closing, the Company shall sell to the Purchasers identified on Schedule I as “Initial Purchasers” (the “Initial Purchasers”), and the Initial Purchasers shall purchase from the Company, an aggregate of 187,688 Shares for an aggregate purchase price of $5.0 million. All references to “$” in this Agreement will mean US$. The purchase and sale of each Initial Purchaser’s Shares at the Initial Closing shall occur simultaneously. Each Initial Purchaser’s obligation to purchase the Shares set forth opposite such Initial Purchaser’s name on Schedule I at the Initial Closing shall be conditioned on each other Initial Purchaser purchasing the number of Shares set forth opposite such Initial Purchaser’s name on Schedule I at the Initial Closing.

1.3 Sale of Additional Series C Preferred Shares. After the Initial Closing, the Company may, in its sole discretion, sell, on the same terms and conditions as those contained in this Agreement, up to 3,566,066 additional Series C Preferred Shares (the “Additional Shares”), to one or more purchasers (the “Additional Purchasers”), provided that (i) such subsequent sale is consummated prior to 90 days after the Initial Closing and (ii) each Additional Purchaser shall become a party to the Transaction Agreements by executing and delivering a counterpart signature page thereto. “Additional Purchasers” shall also include certain Purchasers holding certain previously issued convertible promissory notes with an aggregate principal amount of $30.3 million who may, in their sole discretion, convert such notes at 90% of the purchase price set forth in Section 1.1 above, in an amount that corresponds with the principal amount of such convertible promissory notes plus accrued interest, provided that such note holders exercise such conversion right within 45 days after the Initial Closing. Schedule I to this Agreement shall be updated to reflect the number of Additional Shares purchased at each such Closing and the parties purchasing such Additional Shares. As used herein, the term “Transaction Agreements” shall mean this Agreement, the LLC Agreement, the Investor Rights Agreement, the Registration Rights Agreement, and each other agreement, certificate or document executed and delivered by the Company or any Purchaser at a Closing.

1.4 Use of Proceeds. (a) The Company shall use the entire proceeds (less all legal and accounting fees and expenses of the Company incurred by the Company as of the final Closing date including but not limited to any fees and expenses associated with the transactions contemplated by the Transaction Agreements) from the sale of the Shares (the “Offering Proceeds”) solely for the use by the CRF Entities for the purposes including (i) further roll-out of online lending platform and applications through partnerships with leading internet players, (ii) investments in infrastructure and technology, and (iii) general corporate purposes.

(b) After the Initial Closing, the Chief Executive Officer or the senior management of the Company shall propose to the Board of Managers of the Company a plan for transferring the Offering Proceeds to the CRF Entities for their use in China pursuant to all applicable PRC laws and regulations, which plan shall be approved by the board of managers of the Company (the “Board of Managers”). Upon such Board approval, the Company shall cause the appropriate CRF Entities to obtain all necessary government approvals, filings or registrations, including without limitation, foreign exchange related approvals and registrations, for such planned transfer of the proceeds.

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers that, except as set forth on the Disclosure Schedule attached to this Agreement (the “Disclosure Schedule”), each of the statements contained in this Article 2 is true, correct and complete as of the Initial Closing Date and shall be true and correct as of such other Closing. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Article 2, and the disclosures in any section of the Disclosure Schedule shall qualify both the Section of this Article 2 to which the section of the Disclosure Schedule corresponds and each other Section of this Article 2 to the extent that it is readily apparent from a reading of the disclosure in such section of the Disclosure Schedule that such disclosure is applicable to such other Sections of this Article 2.

2.1 Organization, Power and Standing.

(a) The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (limited liability company and otherwise) to own, lease and operate its properties and to carry on its business as currently conducted and as currently proposed to be conducted (the “Business”). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations (a “Material Adverse Effect”) of the Company. The Company is treated as a partnership for United States tax purposes.

(b) China Capital Financial LLC (“CCF”) is a wholly owned subsidiary of the Company and is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (limited liability company and otherwise) to own, lease and operate its properties and to carry on its Business. CCF is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on CCF. CCF is treated as a disregarded entity for United States tax purposes.

(c) HML China LLC (“HML”) is a wholly owned subsidiary of the Company and is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (limited liability company and otherwise) to own, lease and operate its properties and to carry on its Business. HML is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on HML. HML is treated as a disregarded entity for United States tax purposes.

(d) HML China Investments LLC (“HCI”) is a wholly owned subsidiary of HML and is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (limited liability company and otherwise) to own, lease and operate its properties and to carry on its Business. HCI is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on HCI or HML. HCI is treated as a disregarded entity for United States tax purposes.

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(e) Shanghai Xin Er Fu Business Management Co., Ltd. or , (“CRF China I”) is a wholly foreign owned enterprise held by the Company. Shanghai CRF Financial Information Service Co., Ltd. or , Xin Er Fu Wealth Management Co., Ltd. or , and Haidong CRF Micro-credit Co., Ltd. or are wholly owned enterprises, directly or indirectly, by CRF China I (together “CRF China I Subsidiaries”). Each of CRF China I and CRF China I Subsidiaries is duly established and validly existing under the laws of the PRC, has all the requisite power and authority to own, lease and operate its properties and to carry on its Business, is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on CRF China I and CRF China I Subsidiaries.

(f) CRF Finance Lease Co., Ltd. or (“CRF China II”), is a wholly foreign owned enterprise held by the Company and is duly established and validly existing under the laws of the PRC and has all the requisite power and authority to own, lease and operate its properties and to carry on its Business. CRF China II is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on CRF China II.

(g) Each of Capital Financial Co. Ltd. or (“CCF Beijing”), and Shanghai Shouhang Business Management Co., Ltd. or (“CCF Shanghai”) is a wholly foreign-owned enterprise held by CCF. Qianhai Shouhang Guarantee (Shenzhen) Co., Ltd. or (“CCF Shenzhen”) is a wholly owned enterprise held by CCF Beijing. Each of CCF Beijing, CCF Shanghai and CCF Shenzhen is duly established and validly existing under the laws of the PRC, has all the requisite power and authority to own, lease and operate its properties and to carry on its Business, and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on such entity.

(h) Each of CRF China I, CRF China II, CCF Beijing and CCF Shanghai (individually “WFOE” or collectively “WFOEs”):

(i) has complied with its constitutional or organizational documents in all respects, and none of the activities, agreements, commitments, obligations or rights of the WFOE is ultra vires, unauthorized or in violation of such constitutional or organizational documents or any applicable laws;

(ii) has been duly approved by the relevant authorities in the PRC as a wholly foreign-owned enterprise, and enjoys the preferential treatment and benefits (including but not limited to the preferential tax treatment) available generally to wholly foreign-owned entities under applicable PRC laws;

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(iii) has properly kept all books, records and registers required to be kept by it under any applicable laws, and the copies of the constitutional or organizational documents of the WFOE supplied to the Purchasers are true, accurate and up-to-date;

(iv) has filed or delivered all returns, particulars, resolutions and other documents required to be filed with or delivered to any governmental authority in respect of the WFOE;

(v) has not given any powers of attorney in force, and there are no outstanding authorities (express or implied) by which any person may enter into any contract or commitment to do anything outside the ordinary course of business on its behalf; and

(vi) is treated as a corporation for United States tax purposes.

(i) Other than CCF, HML, HCI, CRF China I, CRF China I Subsidiaries, CRF China II, CCF Beijing, CCF Shanghai and CCF Shenzhen (collectively, the “CRF Entities”), the Company does not own or control, directly or indirectly, any interest in any other Person. Except as set forth in Section 2.1(h) of the Disclosure Schedule, none of the Company nor the CRF Entities is a participant in any joint venture, partnership, or similar arrangement involving the sharing of profits or losses. The Company and the CRF Entities collectively own all of the assets of the Business and are the only entities that carry on the Business.

2.2 Validity and Enforceability. The Company has all requisite corporate power and authority to execute each Transaction Agreement to which it is a party and to perform its obligations thereunder. The execution, delivery and performance of each Transaction Agreement to which the Company is a party have been duly authorized by the Company. Each Transaction Agreement shall be when executed and delivered by the Company legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

2.3 Capitalization.

(a) A complete list of the authorized and outstanding equity securities and Equity Security Equivalents of the Company (immediately prior to the Initial Closing) and the names in which such equity interests and Equity Security Equivalents are registered on the books of the Company is as set forth in Section 2.3(a) of the Disclosure Schedule. All of the Company’s outstanding equity securities are duly authorized, validly issued, fully paid and non-assessable and are owned of record by the Members (as defined in the LLC Agreement) in the amounts set forth in Section 2.3(a) of the Disclosure Schedule. The offer, issuance and sale of all equity securities listed in Section 2.3 of the Disclosure Schedule were made in compliance with all applicable foreign, federal and state securities laws and preemptive or similar rights.

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(b) Except as set forth in Sections 2.3(a) or 2.3(b) of the Disclosure Schedule, other than the Reserved Shares and other than as provided for in the Transaction Agreements, (i) there are no outstanding options, warrants, convertible or exchangeable securities or other rights that, directly or indirectly, obligate the Company to issue shares of its equity or other securities and (ii) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. Except for the Transaction Agreements and as set forth in Section 2.3 of the Disclosure Schedule, there are no agreements, written or oral, relating to the acquisition, disposition, voting or registration under applicable securities laws of any security of the Company.

(c) Except as set forth in the Transaction Agreements and in Sections 2.3(a) or 2.3(b) of the Disclosure Schedule, the Company is not subject to any obligation (contingent or otherwise) to redeem, purchase or otherwise acquire or retire any of its equity securities. Other than as set forth in Section 2.3(c) of the Disclosure Schedule and pursuant to the Transaction Agreements, no Person has any right of first offer, right of first refusal, preemptive right or other similar right in connection with the issuance or sale of the Shares, or with respect to any future offer, sale or issuance of securities by the Company. As used herein, “Person” means any natural person or corporation, limited liability company, partnership, trust or other entity.

(d) For purposes of this Agreement, “Reserved Shares” means the Company’s Incentive Shares (as defined in the LLC Agreement) issued or reserved for issuance pursuant to Section 4(f) of the LLC Agreement (as options, profits interests, restricted units or otherwise). “Equity Security Equivalents” means any equity or debt interest or security convertible into or exchangeable for equity securities of the Company, or any right, warrant or option to acquire any equity securities of the Company or such convertible or exchangeable equity or debt interest or security.

(e) The Shares, when issued, will be duly and validly issued and outstanding, fully paid and non-assessable. The Purchasers will acquire good and marketable title to the Shares, free and clear of any liens, encumbrances, security interests, claims, or restrictions, other than restrictions under applicable securities laws, and the Shares shall have the rights, privileges and obligations set forth in the LLC Agreement.

(f) Subject to the accuracy of the Purchasers’ representations in Article 3 of this Agreement, the offer, issuance and sale of the Shares constitute, and will constitute, transactions exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), and the Company has obtained all qualifications, permits, and other consents, if any, required by all applicable state securities laws.

(g) Section 2.3(g) of the Disclosure Schedule sets forth a complete and accurate summary of the capitalization of the Company on an as-converted and fully-diluted basis (with respect to all Equity Security Equivalents, including the Reserved Shares) immediately following the Initial Closing.

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(h) The official registered capital of each of CRF Entities has been funded as of the date hereof. Except as provided in this clause (h), there are no outstanding rights of first refusal, preemptive rights, or other rights, warrants, options, conversion privileges, subscriptions, or other rights, agreements or securities, either directly or indirectly, entitling the holder thereof to (i) purchase or otherwise acquire or to compel any of the CRF Entities to increase or decrease its registered capital or (ii) purchase or acquire equity securities of CCF and HML.

2.4 Financial Statements.

(a) The Company has delivered to the Purchasers unaudited consolidated balance sheets (the “Balance Sheet”) of the Company as at December 31, 2014 (the “Balance Sheet Date”) and the consolidated unaudited statements of income, shareholders’ equity and cash flows of the Company for the year then ended, a copy of which is attached in Section 2.4 of the Disclosure Schedule. Each of the above-referenced financial statements and the notes thereto, if any, fairly present in all material respects the financial condition of the Company on a consolidated basis, at the respective dates thereof and the results of its operations for the periods then ended, make full provision for all established, deferred or contingent liabilities whether liquidated or unliquidated, and were prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied during the periods covered thereby, except, in the case of unaudited financial statements, for the omission of footnotes and normal year end adjustments, none of which (individually or in the aggregate) are material. The Company has at all times since its formation been properly classified for federal income tax purposes as a partnership.

(b) Except for (i) liabilities reflected on the Balance Sheet (with consideration given to the omission of footnotes and normal year end adjustments, none of which (individually or in the aggregate) are material), (ii) liabilities listed in Section 2.4 of the Disclosure Schedule, (iii) accounts payable, accrued expenses and other similar liabilities incurred in the ordinary course of business since the Balance Sheet Date and (iv) obligations of future performance under contracts set forth in Section 2.6 of the Disclosure Schedule and other contracts entered into in the ordinary course of business which are not Material Contracts, as of the Initial Closing, neither the Company nor any of the CRF Entities will have any other liabilities, whether absolute, accrued, contingent or otherwise and whether due which would have a Material Adverse Effect on the Company or any of the CRF Entities, taken together as a whole.

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2.5 Material Adverse Changes. Since the Balance Sheet Date, other than as shown on Section 2.5 of the Disclosure Schedule or contemplated in the Transaction Agreements, each of the Company and each of the CRF Entities has operated only in the usual and ordinary course of business, and there has been no (a) acquisition or disposition of assets or securities, or commitment therefor by the Company or the CRF Entities, except for the acquisition or disposition of assets in the ordinary course of business; (b) liens, security interests, restrictions, or encumbrances placed upon the Company’s assets or the assets of the CRF Entities, except in the ordinary course of business; (c) increase in the compensation (including any bonuses) or commission rates payable by the Company or the CRF Entities to any officer, director, employee, consultant or sales agent, except in the normal practice of the Company and the CRF Entities; (d) dividend, distribution, redemption, recapitalization or other transaction involving the equity securities of the Company, or distribution or payment to any of the Members or any of their relatives or Affiliates (as used herein, “Affiliate” has the meaning ascribed to it in Rule 405 promulgated under the Securities Act); (e) capital expenditures by the Company or any of the CRF Entities in excess of $500,000; (f) tax liability incurred except in the ordinary course of business; (g) resignation or termination of employment of any members of the senior management of the Company or any of the CRF Entities and the Company does not know of the impending resignation or termination of employment of any such members of the senior management; (h) change to a Material Contract; (i) event or condition which has had, or could reasonably be expected to have, a Material Adverse Effect on the Company or any of the CRF Entities, taken together as a whole; (j) change in the method of accounting or accounting practice by the Company or any of the CRF Entities during the period covered by the financial statements referred to in Section 2.4 (or contemplated for the future), except for any such change required by reason of a concurrent change in PRC GAAP or US GAAP; (k) damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or financial condition of the Company or the CRF Entities, taken together as a whole; (l) waiver by the Company or the CRF Entities of a material right or of a material debt, lien, liability or similar obligation owed to it; (m) any direct or indirect loans made by the Company or the CRF Entities to any shareholder, member, employee, officer, director or manager of such entity, other than advances of expenses made in the ordinary course of business; (n) any debt, lien, obligation or liability incurred, assumed or guaranteed by the Company or the CRF Entities, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business; or (o) sale, lease, assignment, license or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets, other than in the ordinary course of business consistent with past practice of the Company and the CRF Entities.

2.6 Material Contracts. Section 2.6 of the Disclosure Schedule contains a complete and accurate list, in each case whether written or unwritten, of all:

(a) agreements, contracts or arrangements with respect to which the Company or the CRF Entities has any liability or obligation involving more than $500,000, whether absolute or contingent;

(b) agreements, contracts or arrangements under which the amount payable by the Company or the CRF Entities is determined based on the revenue, income or other similar measure of the Company or any other Person and that resulted or would result in payments by the Company or the CRF Entities in an amount in excess of $500,000;

(c) agreements, contracts or arrangements with any customer of the Company or the CRF Entities which accounted for at least $500,000 of consolidated net sales (each such customer, a “Major Customer”);

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(d) agreements, contracts or arrangements with any supplier who provided at least $500,000 of products or services to the Company or the CRF Entities (each such supplier, a “Major Supplier”)

(e) agreements, contracts or arrangements with any distributor or sales representative that accounted for at least $500,000 of consolidated net sales;

(f) agreements for the acquisition of the business or shares of capital stock (or equivalent) of another party or the disposition of a material portion of the Company’s assets or the assets of the CRF Entities (other than for the sale of inventory in the ordinary course of business);

(g) real estate leases of the Company or the CRF Entities;

(h) licenses and other rights granted to any Person with respect to any material Company Intellectual Property and all licenses and other rights granted to the Company with respect to any material Company Intellectual Property (excluding “off-the-shelf” programs or products or other “shrink wrap” software licensed in the ordinary course of business) identifying the subject Company Intellectual Property and describing the material terms of such licenses or other rights;

(i) agreements, contracts or arrangements with current and past key employees, key contractors and key consultants of the Company or the CRF Entities concerning assignment of rights in, and confidentiality of, Company Intellectual Property;

(j) agreements, contracts, instruments or arrangements that require the Company or the CRF Entities to pay any royalties or other compensation to any third parties in respect of its ownership or use of material Company Intellectual Property;

(k) agreements, contracts, instruments or arrangements to which the Company or the CRF Entities are parties relating to the borrowing of money in excess of $500,000, any capital lease or purchase on an installment basis of any asset with a value in excess of $500,000, or the guarantee of any of the foregoing;

(l) agreements, contracts or arrangements of the Company or the CRF Entities with officers, directors, managers, stockholders, members or Affiliates of the Company or any of the CRF Entities or any of their respective immediate family members or Affiliates, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such Person;

(m) agreements, contracts or arrangements which place any material limitation on the method of conducting, or scope of, the Business, or which subject any of the Company’s or the CRF Entities’ properties or assets with a value, individually or in the aggregate, in excess of $500,000 to any lien, security interest, mortgage or encumbrance;

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(n) employment, collective bargaining, severance, consulting, indemnification deferred compensation, benefit and similar plans, agreements, arrangements or contracts involving the Company or the CRF Entities; and

(o) insurance policies under which the Company and the CRF Entities are insured (and including information with respect to the name of the insurer of each policy, the type of policy provided by such insurer, the amount, scope and period covered thereby and a description of any material claims currently pending thereunder).

All the foregoing (whether written or unwritten), including all amendments or modifications thereto, are referred to as “Material Contracts.” The Company or the applicable CRF Entity has furnished or made available to the Purchasers copies of all Material Contracts (or descriptions thereof, in the case of oral contracts) through an online data room. Each Material Contract (or description) sets forth the entire agreement and understanding between the Company, the CRF Entities and the other party(ies) thereto, as applicable. Each Material Contract is legal, valid, binding and in full force and effect against the Company or the applicable CRF Entity. To the Company’s and the CRF Entities’ knowledge, there is no event or condition which has occurred or exists, which constitutes or which, with or without notice, the happening of any event and/or the passage of time, could reasonably be expected to constitute a default or breach under any such Material Contract, or could cause the acceleration of any obligation of any party thereto or give rise to any right of termination or cancellation thereof (a “Default”). To the knowledge of the Company, no party to any Material Contract will not fulfill their obligations thereunder in all material respects. As used herein, the term “knowledge of the Company and the CRF Entities” (and words of similar import) mean the actual knowledge of each officer of the Company or any of the CRF Entities who would have primary day-to-day responsibility for the matters to which a specific representation and warranty relates.

As used herein “Intellectual Property” means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names (in each case, whether registered or unregistered) and registrations and applications for registration thereof together, to the extent applicable, with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and registrations and applications for registration thereof, (iv) computer software, data, data bases and documentation thereof, (v) trade secrets and other confidential information (including, without limitation, ideas, formulae, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vi) Uniform Resource Locators (URLs) and domain name registrations and (vii) works of authorship including, without limitation, computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, files, records, data and mask works and any rights in semiconductor masks, layouts, architectures or topography. As used herein “Company Intellectual Property” means Intellectual Property owned or used by the Company or the CRF Entities.

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2.7 Required Consents. Except as specified in Section 2.7 of the Disclosure Schedule and for securities laws filings to be made after the Initial Closing or any subsequent Closing, as the case may be, no consent, order, authorization, approval, declaration or filing, including, without limitation, any consent, approval or authorization of or declaration or filing with any governmental or non-governmental authority or any party to a Material Contract, is required on the part of the Company or any of the CRF Entities for or in connection with the execution, delivery or performance of any of the Transaction Agreements (the “Required Consents”). To the knowledge of the Company, all of the Required Consents will be obtained prior to the Initial Closing Date. Subject to obtaining the Required Consents specified in Section 2.7 of the Disclosure Schedule, the execution, delivery and performance of this Agreement and the other instruments, documents and agreements contemplated hereby by the Company will not result in any violation of, be in conflict with or constitute a default under, any law, statute, regulation, ordinance, agreement, contract, instrument, license, permit, authorization, judgment, decree or order to which the Company or any of the CRF Entities is a party or by which the Company or any of the CRF Entities is bound.

2.8 Legal Compliance.

(a) Each of the Company and the CRF Entities is in compliance in all material respects with all the PRC, foreign, federal, state and local statutes, laws, ordinances, judgments, decrees, orders or governmental rules, regulations, policies and guidelines applicable to it (collectively, “Legal Requirements”), other than any Legal Requirement the violation of which could not reasonably be expected to result in any material liability to the Company and the CRF Entities, taken as a whole. None of the Company or the CRF Entities has ever received a notice from any governmental or regulatory authority or otherwise of any alleged violation or noncompliance in all material respects of any Legal Requirements.

(b) The Company and all of the CRF Entities have all licenses, permits, authorizations and certifications of governmental and non-governmental authorities necessary for the conduct of its business (the “Permits”), the lack of which could not reasonably be expected to result in any material liability. The Company and all of the CRF Entities are in material compliance with all Permits, all of which are in full force and effect and will be in full force and effect immediately after giving effect to the transactions contemplated hereunder. There are no other such licenses, permits, authorizations or certifications which are material to the Company or any of the CRF Entities or the Business which have not been obtained or which, in good industry practice, the Company or any of the CRF Entities should hold for the conduct of the Business. Neither the Company nor any of the CRF Entities knows of any threatened suspension, revocation or invalidation of any such Permits.

2.9 Litigation. There is no action, suit, proceeding or investigation before any court, arbitrator, governmental authority or administrative agency, pending or, to the knowledge of the Company, threatened against the Company or any of the CRF Entities or, to the knowledge of the Company, against any Member, officer, director or key employee of the Company or any of the CRF Entities in relation to the affairs of the Company or any of the CRF Entities. Neither the Company nor any of the CRF Entities is currently planning to initiate any action, suit, or proceeding in relation to matters which has had or could reasonably be expected to have a Material Adverse Effect on the Company or any of the CRF Entities before any court, arbitrator, governmental authority or administrative agency. Neither the Company nor any of the CRF Entities is subject to any judgment, decree or order of any court, arbitrator, governmental authority or administrative agency. To the knowledge of the Company, no employee of the Company or any of the CRF Entities is subject to any judgment, decree or order of any court, arbitrator, governmental authority or administrative agency that could interfere with such employee’s duties or that could conflict with the Business. To the Company’s and the CRF Entities’ knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with the Company or any of the CRF Entities has violated or may be violating any of the terms or conditions of any contract or covenant (either with the Company, any of the CRF Entities or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.

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2.10 Affiliate Transactions. Except as set forth in Section 2.10 of the Disclosure Schedule, (a) neither the Company nor any of the CRF Entities is a party to any contract or arrangement with, or indebted, either directly or indirectly, to any of its officers, directors, managers, members or stockholders, or their respective relatives or Affiliates (other than agreements relating to the employment of any such persons), and (b) none of such Persons (i) is indebted to the Company or any of the CRF Entities or, (ii) to the Company’s or CRF Entities’ knowledge, has any direct or indirect ownership interest in, or any contractual or business relationship with, any Person with which the Company or any of the CRF Entities is or was Affiliated or with which the Company or any of the CRF Entities has a business relationship, or any Person which, directly or indirectly, competes with the Company or any of the CRF Entities.

2.11 Intellectual Property. Except as set forth in Section 2.11 of the Disclosure Schedule, (i) the Company and each of the CRF Entities own all right, title and interest in and to all of the Company Intellectual Property listed in Section 2.11 of the Disclosure Schedule as being owned by it, free and clear of all liens, (ii) there have been no written claims made against the Company or any of the CRF Entities asserting the invalidity, misuse or unenforceability of any Company Intellectual Property, and there are no reasonable and legitimate grounds for the same, (iii) neither the Company nor any of the CRF Entities has received any written notices of, and has no knowledge of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any Company Intellectual Property (including, without limitation, any demand or request that the Company or any of the CRF Entities license any rights from a third party), (iv) to the Company’s and the CRF Entities’ knowledge, the conduct of the Company’s and each of the CRF Entities’ business has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with the Intellectual Property of other Persons, and (v) to the Company’s and the CRF Entities’ knowledge, the Company Intellectual Property has not been infringed, misappropriated or conflicted with by other Persons.

2.12 Tax Returns and Payments. The Company and each of the CRF Entities have timely filed all tax returns and reports (federal, state, local and foreign) as required by law. These returns and reports are true and correct in all material respects. The Company and each of the CRF Entities have paid all taxes and other assessments due, except those contested in good faith. The provision for taxes of the Company and each of the CRF Entities as shown in their respective financial statements is adequate for taxes due or accrued as of the date thereof. Neither the Company nor any CRF Entity has ever had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. Since the Balance Sheet Date, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties, and operations for such period. The Company has timely withheld and paid all amounts required to be withheld and paid pursuant to Code Section 1446 or any other applicable federal, state, or local tax law. Neither the Company nor any subsidiary has “participated” (within the meaning of Treasury Regulations Section 1.6011-4(c)(3)) in a “reportable transaction” (within the meaning of Code Section 6707A or Treasury Regulations Section 1.6011-4(b)(1) or any successor provision), and the transaction contemplated by this Agreement does not constitute a “reportable transaction” (as so defined).

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2.13 Employees. Neither the Company nor any of the CRF Entities has collective bargaining agreements with any of their employees. There is no labor union organizing activity pending or, to the Company’s or CRF Entities’ knowledge, threatened with respect to the Company or the CRF Entities. No employee of the Company or any of the CRF Entities has been granted the right to continued employment by the Company or the CRF Entities or to any material compensation following termination of employment with the Company or the CRF Entities.

2.14 Obligations of Management. Each officer and key employee of the Company or the CRF Entities is currently devoting substantially all of his or her business time to the conduct of the Business. To the knowledge of the Company, no officer or key employee of the Company or the CRF Entities is planning to work less than full time in the furtherance of the Business. No officer or key employee is currently working or, to the Company’s or CRF Entities’ knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

2.15 Foreign Corrupt Practices Act. None of the Company nor any of the CRF Entities, nor, to the knowledge of the Company or the CRF Entities, any of the officers, employees, directors, representatives or agents thereof, has knowingly offered, promised, authorized or made, directly or indirectly, payments or other inducements to any Foreign Official in order to assist the Company, any of the CRF Entities or any such Affiliate, as the case may be, in obtaining or retaining business for or with, or directing business to, any person, in any case in violation of the United States Foreign Corrupt Practices Act or other applicable laws (the “FCPA”). For the purposes of this Section 2.15, “Foreign Official” means an employee of a governmental or regulatory authority, a foreign official, a member of a foreign political party, a foreign political candidate, an officer of a public international organization, or an officer or employee of a PRC state-owned enterprise, and the term “foreign” has the meaning ascribed to it under the FCPA.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, represents and warrants to the Company that each of the statements contained in this Article 3 is true, correct and complete with respect to such Purchaser. The Company acknowledges that UBS Investment Bank (“UBS”) is acquiring certain of the Shares as a hedge to a structured product sold to its wealth management clients.

3.1 Investment Representations.

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(a) The Shares are being acquired by such Purchaser solely for such Purchaser’s own account, for investment purposes only and with no present intention of distributing, selling or otherwise disposing of them in connection with a distribution. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or understanding with any person to sell or transfer any of the Shares.

(b) The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company. The Purchaser or all of its equity owners, if any, is able to bear the economic risk of an investment in the Shares and have such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the proposed investment. The Purchaser or all of its equity owners, if any, has had an opportunity to discuss the Company’s and the CRF Entities’ business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities.

(c) The Purchaser or all of its equity owners, if any, understands that the Shares have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein or otherwise made pursuant hereto. The Purchaser or all of its equity owners, if any, understands that the Shares may not be sold, transferred or otherwise disposed of by the Purchaser without registration under the Securities Act and any applicable state securities laws, or an exemption therefrom, and that in the absence of an effective registration statement covering such Shares or an available exemption from registration, such Shares may be required to be held indefinitely. The Purchaser or all of its equity owners, if any, are aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

(d) The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or if the Purchaser was organized for the purpose of acquiring the Shares, all of the Purchasers’ equity owners are “accredited investors” as so defined.

(e) The Purchaser or all of its equity owners, if any, understands and acknowledges that no public market now exists for any of the Shares issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s Shares.

(f) Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

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(g) The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

(h) If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Schedule I. If the Purchaser is a partnership, corporation, limited liability company or other entity, then the principal place of business of the Purchaser is located at the address(es) of the Purchaser set forth on Schedule I.

3.2 Authority. If an entity, the Purchaser is validly existing and in good standing under the laws of its jurisdiction of formation. The Purchaser has all requisite power and authority to enter into each Transaction Agreement to which it is a party and perform the Purchaser’s obligations thereunder, and each such Transaction Agreement has been duly authorized by the Purchaser and shall be when executed and delivered by the parties hereto and thereto, legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3 No Conflict. The execution, delivery and performance of this Agreement and the other Transaction Agreements to which the Purchaser is a party will not result in any violation of, be in conflict with or constitute a default under, any law, statute, regulation ordinance, material contract or agreement, instrument, judgment, decree or order to which the Purchaser is a party or by which it is bound.

ARTICLE 4

CONDITIONS TO INITIAL CLOSING

4.1 Conditions to Obligations of the Purchasers to be Performed at the Initial Closing. Unless waived in writing by each of the Purchasers who are purchasing Shares at a Closing, the obligations of each of the Purchasers hereunder to purchase Shares from the Company at the Initial Closing or any subsequent Closing are subject to the satisfaction at or prior to such Closing of the following conditions:

(a) Representations and Warranties True. The representations and warranties contained in Article 2 shall be true and correct in all respects on and as of the date of such Closing with the same effect as though made on and as of such date (except for representations and warranties made as of a certain date, which shall be true and correct as of such date).

(b) Covenants Performed. The Company and the CRF Entities shall have performed and complied in all material respects with the covenants, agreements and conditions required to be performed or complied with by it hereunder on or prior to the date of such Closing.

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(c) Required Consents Received. The Company shall have obtained and delivered to the Initial Purchasers copies of all Required Consents listed or required to be listed in Section 2.7 of the Disclosure Schedule.

(d) LLC Agreement. The Company’s Third Amended and Restated Limited Liability Company Agreement shall have been further amended pursuant to the Consent of the Board of Managers and the Consent of the Members and shall be in the form of the Fourth Amended and Restated Limited Liability Company Agreement attached hereto as Exhibit 4.1(d) (the “LLC Agreement”).

(e) Certificates; Documents. The Initial Purchasers shall have received copies of each of the following from the Company certified to its satisfaction by an officer or manager of the Company at each Closing: (i) the Company’s Certificate of Formation, certified by the Secretary of State of Delaware as of a recent date; (ii) a certificate of the Secretary of State of Delaware as of a recent date as to the legal existence and good standing of the Company; (iii) the LLC Agreement, (iv) the articles of association and other organizational documents of each of the CRF Entities, (v) resolutions adopted by the Company’s Board of Managers authorizing the execution, delivery and performance of each Transaction Agreement to which the Company is a party, and (vi) resolutions adopted by the Members, as necessary, authorizing the Transaction Agreements, as appropriate.

(f) Amended and Restated Investor Rights Agreement. The Company and the Purchasers shall have entered into an Amended and Restated Investor Rights Agreement in the form attached hereto as Exhibit 4.1(f) (the “Investor Rights Agreement”).

(g) Amended and Restated Registration Rights Agreement. The Company and the Purchasers shall have entered into an Amended and Restated Registration Rights Agreement in the form attached hereto as Exhibit 4.1(g) (the “Registration Rights Agreement”).

(h) Board of Managers. Immediately after giving effect to the Initial Closing, the authorized size of the Board of Managers of the Company will be eleven (11) and the Board of Managers of the Company shall initially consist of the following individuals: (i) five (5) individuals appointed by the Requisite Consent of Common Members (as such term is defined in the LLC Agreement), which shall include the Chief Executive Officer, Zhengyu Wang, as well as Gary Wang, Andrew Mason and John Egan, and one (1) individual who will be appointed at a later date, (ii) one (1) individual appointed by EDS World Corporation (Far East) (the “EDS Manager”), who shall be Bo Zhai, (iii) one (1) individual appointed by the Xinerfu Holdings LLC, who will be appointed at a later date (the “Xinerfu Manager”; the EDS Manager together with the Xinerfu Manager, the “Series A Designated Managers”), (iv) two (2) individuals appointed by CRFI Holdings LLC, who shall be Doug Brown and Deval Dvivedi, and one (1) individual appointed by the Majority in Interest of Series B Members, who shall be Raj Dvivedi (collectively, the “Series B Designated Managers”), and (v) one (1) individual to be appointed by Broadline Capital LLC and its affiliates (the “Series C Designated Manager”), who shall be Christopher Thorne.

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(i) Indemnification Agreement. The Company shall have entered into an Indemnification Agreement in the form of Exhibit 4.1(i) with the Series C Designated Manager (the “Indemnification Agreement”) as of the Initial Closing.

(j) Legal Opinions. The Initial Purchasers shall have received from (i) Shearman & Sterling LLP, the U.S. counsel for the Company, an opinion in the form attached hereto as Exhibit 4.1(j)(1) and (ii) Haiwen & Partners ( ), the Chinese counsel for the Company, an opinion in the form attached hereto as Exhibit 4.1(j)(2), each of which shall be addressed to the Initial Purchasers, dated as of Initial Closing Date and be in form and substance reasonably satisfactory to the Initial Purchasers and their counsel.

(k) No Injunction. The consummation of the sale of the Shares at such Closing shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction.

(l) Actions and Proceedings. Prior to each Closing, all actions, proceedings, instruments and documents required to carry out the transactions contemplated hereby or incident hereto and all other legal matters required for such transactions shall have been reasonably satisfactory to counsel for the Purchasers.

4.2 Conditions to Obligations of the Company. Unless waived in writing by the Company, the obligations of the Company hereunder to sell Shares to the Purchasers at the Initial Closing or any subsequent Closing are subject to the satisfaction at or prior to each Closing of the following conditions:

(a) Representations and Warranties True. The representations and warranties contained in Article 3 shall be true and accurate in all respects on and as of the date of such Closing with the same effect as though made on and as of such date (except for representations and warranties made as of a certain date, which shall be true and correct as of such date).

(b) Covenants Performed. The Purchasers shall have performed and complied in all material respects with the covenants, agreements and conditions required to be performed or complied with by them under this Agreement on or prior to the date of such Closing.

(c) Licenses, Consents, Etc. Received. The Purchasers shall have obtained all consents, licenses, approvals and permits of other parties required to be obtained by them for the transactions contemplated hereby, in each case in which the failure to obtain the same would materially interfere with the Purchasers’ right or ability to consummate the purchase of the Shares at such Closing, and no such consent, license, approval or permit shall have been withdrawn or suspended.

(d) LLC Agreement. The Purchasers shall have executed a joinder agreement to the LLC Agreement.

(e) Investor Rights Agreement. The Purchasers shall have entered into the Investor Rights Agreement.

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(f) Registration Rights Agreement. The Purchasers shall have entered into the Registration Rights Agreement.

(g) Indemnification Agreement. The Series C Designated Managers shall have entered into an Indemnification Agreement with the Company to the extent that a Series C Designated Manager has been nominated by holders of a majority of Series C Preferred Shares as of the Initial Closing.

(h) Purchase Price. The Purchasers shall have paid to the Company the aggregate purchase price set forth opposite the name of such Purchaser under the heading “Aggregate Purchase Price for Series C Preferred Shares Purchased at Closing” on Schedule I.

(i) No Injunction. The consummation of the purchase of the Shares at such Closing shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction.

(j) Actions and Proceedings. Prior to such Closing, all actions, proceedings, instruments and documents required to carry out the transactions contemplated hereunder or incident hereto and all other legal matters required for such transactions shall have been reasonably satisfactory to counsel for the Company.

(k) Company Restructuring. The Purchasers understand and acknowledge that the Company is in the process of restructuring its corporate entities such that the ultimate parent company (the “New Parent”), in which Purchasers will ultimately own equity interests, shall be a Cayman Islands company. To the extent such restructuring is not completed prior to the Closing, the Purchasers agree that their equity interests in the Company shall, in connection with such restructuring, be exchanged for equity interests of the New Parent containing terms, rights and preferences no less favorable than the Series C Preferred Shares. Purchasers shall take all steps necessary to consummate such exchange, including, but not limited to, entering into any exchange agreements, or other documentation in connection therewith.

ARTICLE 5

MISCELLANEOUS

5.1 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 5.1.

If to the Company, to:	c/o Jade Capital Management LLC
35 East 38th Street, Suite 11C
New York, NY 10016
Fax: (212) 682-6113
Attn: Andrew Mason
with a copy (which shall
not constitute notice) to:	Shearman & Sterling, LLP
1460 El Camino Real, 2nd Floor
Menlo Park, CA 94025
Fax: (650) 838-5172
Attention: Alan Seem, Esq.

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If to the Purchasers at the addresses set forth on Schedule I hereto.

5.2 Severability and Governing Law. This Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement. If any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provisions shall be construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by applicable law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its conflicts of laws principles.

5.3 Amendments; Waivers. Any term of this Agreement may be amended, terminated, waived or modified only with the written consent of the Company and the Purchaser against whom such termination, waiver or modification is to be enforced. Any amendment or waiver so effected shall be binding upon the Purchasers and each transferee of the Shares (or the Common Shares issuable upon conversion thereof), each future holder of all such securities and the Company. No failure to exercise or delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights provided hereunder are cumulative and not exclusive of any rights, powers or remedies provided by law.

5.4 Fees and Expenses. The Company will bear its own legal fees and other expenses in connection with the transactions contemplated by the Transaction Documents and will reimburse Broadline Capital LLC for $50,000 of legal fees and expenses.

5.5 Successors and Assigns. This Agreement, and all provisions hereof, shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. No party shall in any manner assign any of its rights or obligations under this Agreement without the express prior written consent of each of the other parties hereto. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.6 Entire Agreement. This Agreement, the attached exhibits and schedules, and the other Transaction Agreements and other documents and instruments contemplated hereby contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein.

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5.7 Counterparts. This Agreement may be executed in one or more counterparts, and with counterpart facsimile signature pages, each of which shall be an original, but all of which when taken together shall constitute one and the same Agreement.

5.8 Brokers. The Company will indemnify and save the Purchasers harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions, or consulting fees of any finder, broker, agent, financial advisor or other intermediary (a “Broker”) retained by the Company or any member of the Company (other than the Purchasers) in connection with the transactions contemplated hereunder. The Purchasers will severally, and not jointly, indemnify and save the Company harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions, or consulting fees of any Broker retained by any Purchaser in connection with the transactions contemplated hereunder.

5.9 Headings. The headings of Articles and Sections herein are inserted for convenience of reference only and shall be ignored in the construction or interpretation hereof.

5.10 Further Assurances. Following the Closings, the Company and the Purchasers will execute and deliver to each other such documents and take such other actions as such parties may reasonably request in order to fully consummate the transactions contemplated hereunder.

5.11 No Third Party Beneficiaries. Nothing in the Agreement shall be construed to confer any right, benefit or remedy upon any Person that is not a party hereto or a permitted assignee of a party hereto.

5.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other agreements and documents contemplated herein. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other agreement or documents contemplated herein, this Agreement and such other agreements or documents shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authoring any of the provisions of this Agreement or any other agreements or documents contemplated herein.

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5.13 Publicity. Except as required by law, neither the Company nor any Purchasers shall use the name of, or make reference to, the Company or any Purchaser in any press release or in any public manner without the Company’s and such Purchaser’s prior written consent in each such instance. Except upon execution and delivery of this Agreement, neither the Company, on the one hand, nor any Purchaser, on the other hand, shall issue any press release, make statements to the media or make any other public announcement relating to the transactions contemplated by the Transaction Agreements, without the prior written consent of the Board of Managers of the Company, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure, the disclosing party shall give written notice to the other party describing in reasonable detail the proposed content of such disclosure and shall permit the other party to review and comment upon the form and substance of such disclosure. Nothing in this provision shall prevent (i) UBS or Broadline Capital LLC using the name of, or making reference to, the Company and/or the transactions contemplated by the Transaction Agreements, in any communications with its wealth management clients or potential investors during the marketing and issuance of either direct investments into Series C Preferred Shares or structured products linked to the Series C Preferred Shares; or (ii) UBS from using the name of, or making reference to, the Company and/or the transactions contemplated by the Transaction Agreements in any communications with agents, clearing systems and any other party that UBS acting in good faith deems necessary as part of the issuance process of the structured product(s) linked to the Series C Preferred Shares.

5.14 Schedules and Exhibits. All schedules and exhibits to this Agreement are an integral part of this Agreement and are incorporated herein by reference.

5.15 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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ARTICLE 6

DEFINITIONS

The following terms, as used in this Agreement, have the meanings given to them where indicated below:

Term	Section or Place Where Defined
Additional Purchasers	Section 1.3
Additional Shares	Section 1.3
Affiliate(s)	Section 2.5
Agreement	Preamble
Balance Sheet	Section 2.4(a)
Balance Sheet Date	Section 2.4(a)
Board of Managers	Section 1.4(b)
Broker	Section 5.8
Business	Section 2.1(a)
CCF	Section 2.1(b)
CCF Beijing	Section 2.1(g)
CCF Shanghai	Section 2.1(g)
CCF Shenzhen	Section 2.1(g)
Closing	Section 1.2
Company	Preamble
Company Intellectual Property	Section 2.6
CRF China I	Section 2.1(e)
CRF China I Subsidiaries	Section 2.1(e)
CRF China II	Section 2.1(f)
CRF Entities	Section 2.1(i)
Default	Section 2.6
Disclosure Schedule	Introduction to Section 2
EDS Manager	Section 4.1(h)
Equity Security Equivalents	Section 2.3(d)
FCPA	Section 2.15
Foreign Official	Section 2.15
GAAP	Section 2.4(a)
HCI	Section 2.1(d)
HML	Section 2.1(c)
Indemnification Agreement	Section 4.1(i)
Initial Closing	Section 1.2
Initial Closing Date	Section 1.2
Initial Purchasers	Section 1.2
Intellectual Property	Section 2.6
Investor Rights Agreement	Section 4.1(f)
Knowledge of the Company and the CRF Entities	Section 2.6
Legal Requirements	Section 2.8
LLC Agreement	Section 4.1(d)
Major Customer	Section 2.6(c)
Major Supplier	Section 2.6(d)
Material Adverse Effect	Section 2.1
Material Contracts	Section 2.6
New Parent	Section 4.2(k)
Offering Proceeds	Section 1.4(a)
Permits	Section 2.8
Person	Section 2.3(c)
PRC	First Recital
Purchaser(s)	Preamble
Shares	Section 1.1

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Term	Section or Place Where Defined
Registration Rights Agreement	Section 4.1(g)
Required Consents	Section 2.7
Reserved Shares	Section 2.3(d)
Securities Act	Section 2.3(f)
Series A Designated Managers	Section 4.1(h)
Series B Designated Managers	Section 4.1(h)
Series C Designated Manager	Section 4.1(h)
Transaction Agreements	Section 1.3
UBS	Section 3
WFOE(s)	Section 2.1(h)
Xinerfu Manager	Section 4.1(h)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as a sealed instrument as of the date first above written.

CHINA RISK FINANCE LLC

By: /s/ Gary Wang
Name: Gary Wang
Title: Manager

PURCHASERS:

HARVEST EQUITY COMPANY LIMITED

By: /s/ Andrew Tsung-Jen Lai
Name: Andrew Tsung-Jen Lai
Title: Director

[SIGNATURE PAGE TO SERIES C SHARE PURCHASE AGREEMENT]

SCHEDULE I

Initial Purchasers – Initial Closing

Name and Address of Initial Purchaser	Number of Series C Preferred Shares	Aggregate Purchase Price for Series C Preferred Shares Purchased at Closing
Harvest Equity Company Limited	187,688	$5,000,008

TOTALS	187,688	$5,000,008

CHINA RISK FINANCE LLC

DISCLOSURE SCHEDULE

This disclosure schedule (the “Disclosure Schedule”) is delivered to the Purchasers by China Risk Finance LLC, a Delaware limited liability company (the “Company”) pursuant to that certain Series C Preferred Share Purchase Agreement dated as of July 2, 2015 by and among the Company and the investors listed on Schedule I attached thereto (the “Purchase Agreement”) and constitutes the “Disclosure Schedule” as defined in Article 2 of the Purchase Agreement. Unless otherwise noted herein, any capitalized term used in this Disclosure Schedule shall have the same meaning assigned to such term in the Purchase Agreement.

Information contained in this Disclosure Schedule is subject to the following general qualifications:

(i)	such information is not limited to matters required by the Purchase Agreement to be reflected or disclosed in this Disclosure Schedule;

(ii)	a section of the Disclosure Schedule relating to one Section of the Purchase Agreement may cross-reference matter(s) disclosed on a section of the Disclosure Schedule relating to any other Section of the Purchase Agreement;

(iii)	to the extent that a certain section of the Disclosure Schedule describes with particularity a matter relating to the subject matter of any other section of the Disclosure Schedule such that the relevance of such matter to such section of the Disclosure Schedule is reasonably apparent, the matter shall be deemed disclosed for purposes of each such section of the Disclosure Schedule;

(iv)	the headings used herein are for convenience purposes only and in no way expand or otherwise modify the information requests in the Purchase Agreement; and

(v)	no reference to or disclosure of any item or other matter in this Disclosure Schedule shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in this Disclosure Schedule.

Any and all documents, agreements or other materials referred to in this Disclosure Schedule, and any annexes hereto, are hereby incorporated herein by reference as if set forth herein in their entirety.

Schedule 2.1(h) – Joint Venture, Partnership, or Similar Arrangement

None.

Section 2.3 – Capitalization

Section 2.3(a) – The following is a complete list of the authorized and outstanding equity securities and Equity Security Equivalents of the Company (immediately prior to the Initial Closing) and the names in which such equity interests and Equity Security Equivalents are registered on the books of the Company. Such list includes all (i) outstanding options, warrants, convertible or exchangeable securities or other rights that, directly or indirectly, obligate the Company to issue shares of its equity or other securities and (ii) outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

	MEMBERS	SERIES B	SERIES A	COMMON	COMMMON SHARES (formerly, EMPLOYEE SHARES)	ESOP	TOTAL	PERCENTAGE OF EQUITY (Fully Diluted) (%)
Series A and Series B	DLB CRF Holdings, LLC.	10,427,239					10,427,239	27.8%
	Broadline Capital (China), LLC	2,092,304					2,092,304	5.6%
	Broadline Capital X LLC	279,808	818,824				1,098,632	2.9%
	Broadline Capital IX LLC	287,157	840,332				1,127,489	3.0%
	Broadline Capital XI LLC	104,691	840,251				944,942	2.5%
	Broadline Capital VIIILLC	51,365	150,313				201,678	0.5%
	Xinerfu Holdings LLC	81,190	237,589				318,779	0.8%
	EDS		1,364,706				1,364,706	3.6%
	Tontine LLC		136,470				136,470	0.4%
	QED Fund I, LP	173,787					173,787	0.5%
	George Fehlhaber		21,946				21,946	0.1%
	Richard Blumenthal	96,154	0				96,154	0.3%
	Phillip Riese		95,529				95,529	0.3%
	John W. Egan		68,235				68,235	0.2%
	Steven Salzinger	34,757	68,235				102,992	0.3%

	MEMBERS	SERIES B	SERIES A	COMMON	COMMMON SHARES (formerly, EMPLOYEE SHARES)	ESOP	TOTAL	PERCENTAGE OF EQUITY (Fully Diluted) (%)
	Stoltz Enterprises, LLC	105,044	68,235				173,279	0.5%
	Tim Leach and Terry J. Leach		40,941				40,941	0.1%
	Babetta von Albertini Mason	13,903	34,117				48,020	0.1%
	Tobey Russ		34,117				34,117	0.1%
	Ted Mason	5,214	27,294				32,508	0.1%
	Lacy B. Herrmann	4,389	4,389				8,778	0.0%
	Jeffrey Toporek		20,470				20,470	0.1%
	David Stade		20,470				20,470	0.1%
	Edward M.W. Hines	4,807	6,823				11,630	0.0%
	Doug Brown	36,496					36,496	0.1%
	Patricia Brown	52,136					52,136	0.1%
	Douglas L. Brown Irrevocable Trust	15,640					15,640	0.0%
	Tom Piper	104,272					104,272	0.3%
	Odin Investments LLC	55,612					55,612	0.1%
	Shane Rose	6,951					6,951	0.0%
	Bill Parent	6,951					6,951	0.0%
	Gordon Koppin and Martha Koppin	34,757					34,757	0.1%
	Art Nislick and June E. Nislick	9,615	13,647				23,262	0.1%
Common Shares	Zhengyu Wang			2,392,745			2,392,745	6.4%
	Zhengyu Wang Family Trust			2,000,000			2,000,000	5.3%
	Gary Wang			2,056,275			2,056,275	5.5%
	Gary Wang 2012 Family Trust			2,000,000			2,000,000	5.3%

	MEMBERS	SERIES B	SERIES A	COMMON	COMMMON SHARES (formerly, EMPLOYEE SHARES)	ESOP	TOTAL	PERCENTAGE OF EQUITY (Fully Diluted) (%)
	Andrew Mason			1,000,000			1,000,000	2.7%
	Putti Trust			1,274,510			1,274,510	3.4%
	Tontine LLC			600,000			600,000	1.6%
	Xinlei Hua			100,000			100,000	0.3%
	Xiaoping Gu			200,000			200,000	0.5%
	Jie Gao			200,000			200,000	0.5%
	Yanchun Xu			200,000			200,000	0.5%
	Min Han			100,000			100,000	0.3%
	Qiang Cheng			100,000			100,000	0.3%
	Qing Lin			100,000			100,000	0.3%
	Ming Huang			100,000			100,000	0.3%
	Xiaodong Zhou			100,000			100,000	0.3%
	Yugang Wang			100,000			100,000	0.3%
Other Common Shares (formerly, Employee Shares)	Zhangyu Wang				545,882		545,882	1.5%
	Xinlei Hua				250,196		250,196	0.7%
	Other Pre-Series A Employee Shares (11-15-05)				227,452		227,452	0.6%
ESOP	Pre-Series C					4,896,635	4,896,635	13.0%

Total		14,084,239	4,912,933	12,623,530	1,023,530	4,896,635	37,540,867	100.0%

Section 2.3(b)and (c)–

On February 20, 2015, the Company issued and sold an unsecured convertible promissory note (the “Initial Note”) in the aggregate principal amount of $2,500,000 with non-compounding interest at 12% per annum. From February 21, 2015 through June 25, 2015, the Company issued and sold unsecured convertible promissory notes (the “Subsequent Notes”, together with the Initial Note, the “Notes”) in the aggregate principal amount of $30,300,000 with non-compounding interest at 8% per annum. The Notes bear an additional payment at quarterly compounding interest of 17% per annum with respect to overdue principal, if any. The principal plus accrued interests on the Notes may be (i) converted into Series C Preferred Shares at a conversion rate of 90% of the Series C Preferred Share Initial Closing price per share or (ii) redeemed in cash, during the 45-calendar-day period immediately following the Initial Closing of the Company’s Series C funding.

The Company has entered into certain advisory and incentive share agreements and/or advisor/director incentive share agreements with the advisors/managers listed below (“Advisor Agreements”), pursuant to which such advisors/managers were granted Incentive Shares of the Company:

•	William Jacobs

•	Philip Riese

•	Gordon Koppin

•	Frank Egan

•	John Egan

•	QED Fund I, LP (Nigel Morris)

•	Frank Rotman

•	Joe Zhang

Pursuant to such advisory and incentive share agreements, the Company has certain repurchase rights with respect to the Incentive Shares, which rights are more fully set forth in the advisory and incentive share agreements which have previously been delivered to the Purchasers.

The Company has entered into certain executive employment and restricted share agreements with certain employees pursuant to which such employees were granted Incentive Shares of the Company and the Company has certain repurchase rights with respect to the Incentive Shares. The executive employment and restricted share agreements have previously been delivered to the Purchasers by means of access to the virtual data room.

Section 2.3(g) – The following is complete and accurate summary of the capitalization of the Company on an as-converted and fully-diluted basis (with respect to all Equity Security Equivalents, including the Reserved Shares) immediately following the Initial Closing.

	MEMBERS	SERIES C	SERIES B	SERIES A	COMMON	COMMON SHARES (formerly, EMPLOYEE SHARES)	ESOP	TOTAL	PERCENTAGE OF EQUITY (Fully Diluted) (%)
Series C	Broadline Capital XI LLC	439,841						439,841	1.0%
	Broadline Capital XII LLC	135,245						135,245	0.3%
	Deng Nanwei	93,300						93,300	0.2%
	Jonathan E. Fielding Living Trust	21,018						21,018	0.0%
	Robert V. Sinnott	168,437						168,437	0.4%
	Laverty Survivor’s Trust, dated 1-12-2014	4,211						4,211	0.0%
	Cliffwood Energy Partners	42,109						42,109	0.1%
	William S. Janes	2,105						2,105	0.0%
	Bruce Ettelson	21,055						21,055	0.0%
	Dennis Quaid Separate Property Trust	21,068						21,068	0.0%
	David J. LaPlaca	2,107						2,107	0.0%
	Kimberly Quaid Separate Property Trust	12,641						12,641	0.0%
	Fairhaven Partners LLC	4,214						4,214	0.0%
	Lovell Family Trust u/a dated June 14, 1999	8,427						8,427	0.0%
	Andrew W Arnold and Ann Newman Arnold	42,146						42,146	0.1%
	Kudrow Stern Family Trust dtd 05/10/2000	63,219						63,219	0.1%

	MEMBERS	SERIES C	SERIES B	SERIES A	COMMON	COMMON SHARES (formerly, EMPLOYEE SHARES)	ESOP	TOTAL	PERCENTAGE OF EQUITY (Fully Diluted) (%)
	Montgomery Revocable Trust	21,073						21,073	0.0%
	Michael Wise	8,429						8,429	0.0%
	Brian S. Sears	4,216						4,216	0.0%
	KWS Trust	16,953						16,953	0.0%
	Jill Posnick	4,253						4,253	0.0%
	Dominic Lester	4,266						4,266	0.0%
	The Irrevocable Aloha Trust under agreement dated 5/1/2002	42,739						42,739	0.1%
	Frank C. and Maryellen Cattani Herringer 1995 Family Trust	42,739						42,739	0.1%
	Eagle Proprietary Investments Limited	34,295						34,295	0.1%
	Saavi Capital LLC	21,435						21,435	0.0%
	Harvest Equity Company Limited	187,688						187,688	0.4%
Series A and Series B	DLB CRF Holdings, LLC.		10,427,239					10,427,239	23.9%
	Broadline Capital (China), LLC		2,092,304					2,092,304	4.8%
	Broadline Capital X LLC		279,808	818,824				1,098,632	2.5%
	Broadline Capital IX LLC		287,157	840,332				1,127,489	2.6%
	Broadline Capital XI LLC		104,691	840,251				944,942	2.2%
	Broadline Capital VIII LLC		51,365	150,313				201,678	0.5%
	Xinerfu Holdings LLC		81,190	237,589				318,779	0.7%
	EDS			1,364,706				1,364,706	3.1%
	Tontine LLC			136,470				136,470	0.3%

MEMBERS	SERIES C	SERIES B	SERIES A	COMMON	COMMON SHARES (formerly, EMPLOYEE SHARES)	ESOP	TOTAL	PERCENTAGE OF EQUITY (Fully Diluted) (%)
QED Fund I, LP		173,787					173,787	0.4%
George Fehlhaber			21,946				21,946	0.1%
Richard Blumenthal		96,154					96,154	0.2%
Phillip Riese			95,529				95,529	0.2%
John W. Egan			68,235				68,235	0.2%
Steven Salzinger		34,757	68,235				102,992	0.2%
Stoltz Enterprises, LLC		105,044	68,235				173,279	0.4%
Tim Leach and Terry J. Leach			40,941				40,941	0.1%
Babetta von Albertini Mason		13,903	34,117				48,020	0.1%
Tobey Russ			34,117				34,117	0.1%
Ted Mason		5,214	27,294				32,508	0.1%
Lacy B. Herrmann		4,389	4,389				8,778	0.0%
Jeffrey Toporek			20,470				20,470	0.0%
David Stade			20,470				20,470	0.0%
Edward M.W. Hines		4,807	6,823				11,630	0.0%
Doug Brown		36,496					36,496	0.1%
Patricia Brown		52,136					52,136	0.1%
Douglas L. Brown Irrevocable Trust		15,640					15,640	0.0%
Tom Piper		104,272					104,272	0.2%
Odin Investments LLC		55,612					55,612	0.1%
Shane Rose		6,951					6,951	0.0%
Bill Parent		6,951					6,951	0.0%
Gordon Koppin and Martha Koppin		34,757					34,757	0.1%

	MEMBERS	SERIES C	SERIES B	SERIES A	COMMON	COMMON SHARES (formerly, EMPLOYEE SHARES)	ESOP	TOTAL	PERCENTAGE OF EQUITY (Fully Diluted) (%)
	Art Nislick and June E. Nislick		9,615	13,647				23,262	0.1%
Common Shares	Zhengyu Wang				2,392,745			2,392,745	5.5%
	Zhengyu Wang Family Trust				2,000,000			2,000,000	4.6%
	Gary Wang				2,056,275			2,056,275	4.7%
	Gary Wang 2012 Family Trust				2,000,000			2,000,000	4.6%
	Andrew Mason				1,000,000			1,000,000	2.3%
	Putti Trust				1,274,510			1,274,510	2.9%
	Tontine LLC				600,000			600,000	1.4%
	Xinlei Hua				100,000			100,000	0.2%
	Xiaoping Gu				200,000			200,000	0.5%
	Jie Gao				200,000			200,000	0.5%
	Yanchun Xu				200,000			200,000	0.5%
	Min Han				100,000			100,000	0.2%
	Qiang Cheng				100,000			100,000	0.2%
	Qing Lin				100,000			100,000	0.2%
	Ming Huang				100,000			100,000	0.2%
	Xiaodong Zhou				100,000			100,000	0.2%
	Yugang Wang				100,000			100,000	0.2%
Other Common Shares (formerly, Employee Shares)	Zhangyu Wang					545,882		545,882	1.3%
	Xinlei Hua					250,196		250,196	0.6%
	Other Pre-Series A Employee Shares (11-15-05)					227,452		227,452	0.5%
ESOP	Pre-Series C						4,896,635	4,896,635	11.2%

	MEMBERS	SERIES C	SERIES B	SERIES A	COMMON	COMMON SHARES (formerly, EMPLOYEE SHARES)	ESOP	TOTAL	PERCENTAGE OF EQUITY (Fully Diluted) (%)
	Series C						4,602,509	4,602,509	10.6%

Total		1,469,230	14,084,239	4,912,933	12,623,530	1,023,530	9,499,144	43,612,606	100.0%

Section 2.3(h) –

As of the date hereof, the registered capitals of CRF Finance Lease Co., Ltd. and Shanghai XinEr Fu Business Management Co. Ltd. have not been fully paid up.

There is certain entrustment arrangement with respect to the interest in the registered capital of Haidong CRF Micro-credit Co., Ltd, pursuant to which five individual shareholders have been entrusted by XinEr Fu Business Management Co. Ltd. to hold 70% of the interest in the registered capital of Haidong CRF Micro-credit Co.,Ltd on behalf of XinEr Fu Business Management Co. Ltd.

Section 2.4 – Financial Statements

Balance Sheet (unaudited)

In Thousand US Dollars	12/31/2014	3/31/2015
Cash	15,470	12,800
Loans issued by MCC	10,251	5,013
Other receivables	4,932	8,500
Fixed assets	2,270	2,750

Total assets	32,923	29,063

Borrowings	(1,612)	(1,612)
Payables	(5,868)	(7,561)
Provision	(8,871)	0
Prefunding note	0	(13,300)

Total liabilities	(16,351)	(22,473)

Equity	16,572	6,590

Profit and Loss Statement (unaudited)

In Thousand US Dollars, the first quarter of 2015

USD
Revenue
upfront	7,792
recurring	2,610
sales tax	(468)

Net Revenue	9,934
Variable cost
Customer acquisition	(9,355)
Underwriting	(2,118)
Wealth management	(2,509)

Collection	(1,047)

SG&A	(5,093)

Net Loss	(10,187)

Cash Flow Statement (unaudited)

In Thousand US Dollars, the first quarter of 2015

Net profit	(9,982)

Provision	(8,871)

Increase of operating receivables	(3,568)

Increase of operating payables	1,693

Cash generating from operating activities	(20,728)

Purchase of FA	(480)

Cash generating from investment activities	(480)

Cash received from Loans issued by MCC	5,238

Prefunding note	13,300

Cash generating from financing activities	18,538

Net cash	(2,670)

Cash ending	12,800
Cash beginning	15,470

Net changes in cash balance	(2,670)

Section 2.5 – Material Adverse Changes

None.

Section 2.6 – Material Contracts

I.	Real Estate Lease Contracts

A. Lease with an aggregate rent over $500,000 during the contract term

Shanghai

207 Song Hong Road –2rd floorand 5th floor

1038 West Nanjing Road – Room 2101-03 &2110B&2105A

318 Fu Zhou Road – Room 502,504, 505 and 510

Beijing

No.1 yard, Xi Zhi Men Wai Avenue, Xihuan Plaza – Room 17B5-B8, 15th Floor,1st Building

B. Lease of other offices:

1. In the PRC:

AREA I
Hangzhou	Ningbo	Zhuhai	Shaoxing	Nanchang

AREA II
Yueyang	Zhuzhou	Hengyang	Haikou	Chenzhou

AREA III
Wuhan	Xiangyang	Yichang	Jingzhou	Shiyan
Huangshi

AREA IV
Kunming	Yuxi	Guiyang	Zunyi	Liuzhou
Nanninng	Xuzhou	Luzhou	Qinzhou	Honghe

AREA V
Jinan	Zibo	Weifang	Qingdao	Juye

AREA VI
Nantong	Yangzhou	Changzhou	Nanjing	Suzhou
Zhenjiang

AREA VII
Mianyang	Deyang	Chengdu	Leshan	Nanchong
Suining	Zigong	Yibin	Chongqing	Baoji
Xi’an

AREA VIII
Ma’anshan	Wuhu	Wuxi	Jiangyin	Hefei
Fuzhou	Xiamen	Anqing

AREA IX
Handan	Shijiazhuang	Tangshan	Cangzhou	Changzhi
Tianjin	Shenyang	Changchun	Harbin	Hohhot
Baotou

AREA X
Changning	Dalian	Jinhua	Bengbu	Linyi
Huai’an	Quanzhou

Other Branches
Shenzhen	Nanjing	Taiyuan	Changsha	Zhengzhou
Luoyang	Haidong

2. In the US:

856 El Camino Real, Unit B, the City of Mountain View, County of Santa Clara, State of California

II.	Loan Agreement

Bank Loan Agreement of Haidong CRF Micro-credit Co., Ltd:

One-year loan of RMB 10,000,000 (approximately US$1.6 million) with a fixed interest of 8.5% per annum, due on November 10, 2015.

Section 2.7 – Required Consents

Pursuant to the requirements set forth in Section 13(b) of the Third Amended and Restated Limited Liability Company Agreement of the Company effective as of October 17, 2007, as such as been thereafter amended (the “Prior LLC Agreement”) and Section 5 of the Statement of Designations to the Prior LLC Agreement, consent of (i) a Majority in Interest of Members, (ii) a Majority in Interest of Series A Members, and (iii) a Majority in Interest of Series B Members, (as each term is defined in the Prior LLC Agreement) is required to amend and restate the Prior LLC Agreement. Consent of each holder of the Series A Preferred Shares who holds at least twenty-eight percent (28%) of all Series A Preferred Shares held by all of the holders of the Series A Preferred Share , calculated as of the date of the Series A Initial Closing under that certain Series A Preferred Share Purchase Agreement dated November 15, 2005 between the Company and the Series A Members is required for any action that (i) adversely amends or adversely changes the rights, preferences, powers, privileges or restrictions of the Series A Preferred Shares, (ii) adversely affects the rights of the Series A Members and (iii) amends Section 13(b).

The consent of (i) the Company, (ii) a Majority of Investors, (iii) a Majority of Common Holders, (iv) holders of a majority of the Series B Preferred Shares, (v) holders of a majority of the Series A Preferred Shares, and (vi) each of the holders of the Series A Preferred Shares who holds at least twenty-eight percent (28%) of all Series A Preferred Shares held by all of the holders of the Series A Preferred Shares, calculated as of the date of the Series A Initial Closing under the Series A Share Purchase Agreement (as such terms are defined that certain Amended and Restated Investor Rights Agreement dated October 17, 2007) is required for amendments that amendments to that certain Amended and Restated Investor Rights Agreement dated October 17, 2007 that adversely affect the holders of each class of such shares.

The consent of (i) the Company, (ii) the holders of a majority of the Registerable Securities, and (iii) the holders of a majority of the Series B Registrable Securities (as such terms are defined in the Amended and Restated Registration Rights Agreement dated October 17, 2007) is required to amend and restate that certain Amended and Restated Registration Rights Agreement dated as of October 17, 2007)

Section 2.8 – Legal Compliance

Section 2.8(a) and (b) –

Article 15 of Articles of Association of CRF Finance Lease Co., Ltd. and Article 15 of the Articles of Association of Capital Financial Co., Ltd. stipulate that the boards of directors are the supreme authorities of CRF Finance Lease Co., Ltd. and Capital Financial Co., Ltd. These two articles do not comply with PRC Law and are under the process of revision.

Haidong CRF Micro-credit Co., Ltd. has not obtained a Micro Lending Company Business Qualification Certificate for its micro lending business operations which is required pursuant to the Administrative Guidance of Qinghai Province for the Micro Lending Company Business Qualification Certificate ( , the “Administrative Guidance”). The Administrative Guidance is a new regulation that became effective after Haidong Micro-credit Co., Ltd. began its micro lending business operations. Haidong CRF Micro-credit Co., Ltd. is in the process of applying for the Micro Lending Company Business Qualification Certificate.

The Huaian and Xingtai branches of Shanghai Xin Er Fu Business Management Co. Ltd. are in the process of applying for branch business licenses.

The business license for the Zhengzhou branch of Shanghai Xin Er Fu Business Management Co. Ltd. has been revoked. However, the Zhengzhou branch currently is not engaging in any actual operations or business.

Except for certain testing activities, CRF Finance Lease Co., Ltd. and Qianhai Shouhang Guarantee (Shenzhen) Co., Ltd. have not engaged in actual operations or business since their respective establishments. There is potential risk that CRF Finance Lease Co., Ltd. and Qianhai Shouhang Guarantee (Shenzhen) Co., Ltd. could be deregistered due to not having engaged in actual operations or business since their respective establishments.

The documents certifying the passing of State Administration of Foreign Exchange (“SAFE”) annual examination from the year 2005 to 2010 are not available for Shanghai Xin Er Fu Business Management Co. Ltd., Shanghai Shouhang Business Management Co., Ltd. and Capital Financial Co., Ltd. Shanghai Xin Er Fu Business Management Co. Ltd, Shanghai Shouhang Business Management Co., Ltd., Capital Financial Co., Ltd. and CRF Finance Lease Co., Ltd. are preparing for the SAFE annual examination for the year 2014.

PRC individual beneficial owners of the Company have not gone through registration procedures with SAFE with respect to their investment in the Company. Except for Qiang Cheng and Yugang Wang, other PRC individual beneficial owners of the Company have acquired their equity interests in the Company through the incentive share arrangement of the Company.

Section 2.10 – Affiliate Transactions

Jade Capital Management LLC (“Jade Capital”), jointly owned by Managers Drew Mason and Gary Wang, assists the Company on the on-going basis with respect to the Company’s U.S. administration, business development, investor and advisor communication, financial accounts, tax reporting, etc. The Company pays Jade Capital an administration fee of $10,000 per month for such services.

Beginning in January 2015, the Company’s Mountain View Data Lab (the “Data Lab”) has been administered by Jade Capital. All of the Data Lab employees are on Jade Capital’s payroll. The Data Lab monthly payroll reimbursement of $45,000 and monthly administration fee of $5,000 are paid by Jade Capital, which is in turn reimbursed by the Company on a monthly basis.

Section 2.11 – Company Intellectual Property

I.	Copyrights Registered in the PRC

*	Term: 50 years after first publication if published within 50 years of creation; or 50 years after creation if unpublished

A. Software Copyright

Serial No.	Registration No.	Name of Software	Abbreviation	Version	Publication / Creation Date (D-M-Y)
1	2014SR209914	Capital Financial Consumer Credit Application Processing System	CAPS	V1.0	08-05-2014

2	2014SR208969	Capital Financial Image Acquisition System	CIAS	V1.0	28-07-2014

3	2014SR208873	Capital Financial Outbound Management System	COBMS	V1.0	28-03-2014

4	2014SR206655	Capital Financial Rapid Loan Application Management System	CFLMS	V1.0	10-10-2013

5	2013SR056646	P2P Capital Financial P2P Financial Management System	CEFMS	V1.0	23-04-2012

6	2013SR043872	Capital Financial Credit Line Management System	CDSED	V1.0	18-03-2011

7	2013SR041826	Capital Financial Loan Application Processing System	CEAPS	V1.0	21-12-2011

Serial No.	Registration No.	Name of Software	Abbreviation	Version	Publication / Creation Date (D-M-Y)
8	2013SR039994	Capital Financial Collection Management System	CCMS	V1.0	18-08-2011

9	2013SR018403	Capital Financial Microcredit Management System	CLAPS	V1.0	08-07-2011

10	2013SR014338	Capital Financial Credit Card Operating Platform Management System	CCOMP	V1.0	10-10-2012

11	2009SR059938	Scorecard Development Tool	eModeler	V2.2	10-9-2009 (unpublished)

12	2009SR059933	Capital Financial Credit Report Data Processing System	eBureau	V2.2	12-10-2009 (unpublished)

13	2009SR048672	Capital Financial Loan Application Anti-Fraud Detection System	AAF	V1.0	31-7-2009 (unpublished)

14	2009SR023792	Capital Financial Credit Card Application Approval Management System	CFAPS	V1.0	31-12-2008 (unpublished)

15	2008SR34311	Capital Financial Credit Decision-making System	CDS	V4.0	18-09-2008

Serial No.	Registration No.	Name of Software	Abbreviation	Version	Publication / Creation Date (D-M-Y)
16	2003SR5889	Credit Attribute Development System or, Capital Financial Intermediate Variables Development System	CADS	V1.0	01-01-2003

17	2003SR4339	Capital Financial Credit Decision-making System	CDS	V1.0	10-12-2002

B. Written Work or Design Copyright

Serial No.	Registration No.	Name of Work	Creation Date (D-M-Y)	Publication Date
1	2009-A-018025	SCORECARD SCORECARD Development Methodology	30-4-2009	—

2	GZDZ-2014-F-00166286	“XinEr Fu” Logo	8-8-2005	28-8-2005

3	GZDZ-2015-F-00174275	“HuaXin” Logo	18-3-2014	—

II.	Trademarks Registered in the PRC

Trademark	Registration No.	International Classification No.	Term
	10311380	36	From 21 February 2013 to 20 February 2023

	10311362	35	From 21 February 2013 to 20 February 2023

The Company filed 8 trademark applications in 2014 to the Trademark Office of State Administration for Industry & Commerce of the People’s Republic of China and the status for these applications is still pending.

III.	Domain Names

No.	Domain Names	Expiration Date (D-M-Y)
1	crfvpn.com	4-4-2017

2	p2pcrf.com.cn	18-12-2015

3	p2pcrf.cn	18-12-2015

4	p2pcrf.net	18-12-2015

5	p2pcrf.com	18-12-2015

6	crfcredit.com.cn	18-12-2015

7	crfcredit.cn	18-12-2015

8	crfcredit.net	18-12-2015

9	crfcredit.com	18-12-2015

10	crfp2p.com.cn	25-11-2015

11	crfp2p.cn	25-11-2015

12	crfp2p.net	25-11-2015

13	crfchina.com.cn	26-7-2016

14	..com	30-8-2017

15	..cn	30-8-2015

16		30-8-2015

17	crfchina.com	28-2-2019

18	..net	14-5-2016

19	crfchina.mobi	29-4-2017

20	crfp2p.com	7-3-2017

21	usharpcard.com	29-4-2016

22	cfchina.com.cn	16-6-2017

23	crfcard.com	8-4-2018

24	xianjindai.com	4-4-2016

Section 2.13 – Employees

None.

EXHIBIT 4.1(d)

CHINA RISK FINANCE LLC

FOURTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

This Fourth Amended and Restated Limited Liability Company Agreement (this “Agreement”), effective as of July 1, 2015, is entered into by and among the Persons identified as Members on Schedule A annexed hereto, incorporated herein and made a part hereof, each (for such period of time as it shall remain a Member hereunder) referred to individually as a “Member” and collectively as the “Members,” and the Managers (as defined below).

WHEREAS, China Risk Finance LLC (including any successor entity, the “LLC”) has been formed pursuant to the Delaware Limited Liability Company Act (the “Act”) by the filing on July 12, 2004 of a Certificate of Formation (as such Certificate may be amended from time to time, the “Certificate of Formation”) in the office of the Secretary of State of the State of Delaware;

WHEREAS, immediately prior to the date hereof, the Managers of the LLC managed and operated the LLC pursuant to the Third Amended and Restated Limited Liability Company Agreement of the LLC effective as of October 17, 2007, as such has been thereafter amended (the “Prior LLC Agreement”);

WHEREAS, the parties hereto desire to amend and restate the terms of the Prior LLC Agreement to designate the Series C Preferred Shares, admit certain Persons as Series C Members of the LLC and make the other changes set forth herein;

WHEREAS, notwithstanding the immediately preceding whereas clause and this Agreement, any consents of the Board of Managers and any Members provided for in the Prior LLC Agreement shall remain of full force and effect;

WHEREAS, pursuant to the requirements set forth in Section 13(b) of the Prior LLC Agreement and Section 5 of the Statement of Designations to the Prior LLC Agreement, consent of a Majority in Interest of Members, consent of a Majority in Interest of Series A Members, consent of certain additional Series A Members specified in such Section 13(b) and consent of a Majority in Interest of Series B Members (as each term is defined in the Prior LLC Agreement) is required to amend and restate the Prior LLC Agreement;

WHEREAS, the written consent of the undersigned Members constitutes the consent of a Majority in Interest of Members, consent of a Majority in Interest of Series A Members and consent of a Majority in Interest of Series B Members necessary to authorize such amendment and restatement of the Prior LLC Agreement; and

WHEREAS, capitalized terms used herein, and not otherwise defined herein, have the meanings ascribed to them in Appendix I annexed hereto, incorporated herein and made a part hereof;

NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto hereby agree as follows:

1. Principal Office; Registered Office and Registered Agent. The principal office of the LLC shall initially be c/o Jade Capital Management LLC, 35 East 38th Street, Suite 11C New York, NY 10016. The fax number for the LLC shall be (212) 682-6113, and any electronic mail correspondence directed to the LLC shall be directed to dmason@jadecap.net. The name and address of the registered agent of the LLC for service of process pursuant to the Act shall initially be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, and the LLC’s registered office in the State of Delaware shall be c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Board of Managers may, upon compliance with the applicable provisions of the Act, change the LLC’s principal office, its registered office or registered agent from time to time, all as determined by the Board of Managers.

2. Purpose. The LLC is formed for the purpose of engaging in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any and all activities necessary, advisable, convenient or incidental thereto, including without limitation providing a solution for companies organized in the People’s Republic of China (the “PRC”) to issue credit cards services and providing marketplace lending (or “peer-to-peer lending”) services in the PRC through direct and indirect registered wholly foreign-owned enterprises of the LLC. The LLC shall have all the powers necessary or convenient to carry out the purposes for which it is formed, including the powers granted by the Act.

3. Management.

(a) Authority of Board of Managers. Except as otherwise required by the Act or other applicable law and subject to the terms and conditions of this Agreement, the Board of Managers shall have the authority to (i) exercise all the powers and privileges granted to a limited liability company by the Act or any other law or this Agreement, together with any powers incidental thereto, so far as such powers are necessary or convenient to the conduct, promotion or attainment of the business, trade, purposes or activities of the LLC in the State of Delaware or in any other jurisdiction in which the LLC shall conduct business and (ii) take any other action not prohibited under the Act or other applicable law; and, except as provided in Sections 3(b) and 13(b) hereof, no Member acting in its capacity as a Member shall have any authority, power or privilege to act on behalf of or to bind the LLC.

(b) Designation and Removal of Managers; Board Size. There shall be up to eleven (11) managers (each, a “Manager”) of the LLC. For purposes of this Agreement, the term “Board of Managers” shall mean the Managers of the LLC in the aggregate acting as the governing body of the LLC.

(c) Managers.

(i) five (5) Managers, one of whom shall be the then-current Chief Executive Officer of the LLC (the “CEO Manager”), shall be appointed by the Requisite Consent of Common Members, which appointees shall initially be Gary Wang, Zhengyu Wang, Andrew Mason and John Egan, and one (1) Manager will be designated at a later date (collectively, the “Common Member Designated Managers”);

(ii) for so long as the EDS Investor holds any Series A Preferred Shares, one Manager shall be designated by the EDS Investor, which appointee shall initially be Bo Zhai (the “EDS Manager”);

(iii) for so long as the Xinerfu Investor holds any Series A Preferred Shares, one Manager shall be designated by the Xinerfu Investor, which appointee shall appointed at a later date (the “Xinerfu Manager”, together with the EDS Manager, the “Series A Designated Managers”);

(iv) for so long as the DLB Investor holds any Series B Preferred Shares, two (2) Managers shall be designated by the DLB Investor, which appointees shall initially be Doug Brown and Deval Dvivedi, and one (1) Manager shall be designated by the Majority in Interest of Series B Members, which appointee shall initially be Raj Dvivedi (collectively, the “Series B Designated Managers”); and

(v) for so long as the Broadline Investor and its affiliates hold any Series C Preferred Shares, one (1) Manager may be designated by the Broadline Investor, which shall initially be Christopher Thorne (the “Series C Designated Manager”).

(d) Removal. The Requisite Consent of Common Members, and only the Requisite Consent of Common Members, may at any time remove any of the five (5) Common Member Designated Managers elected to the Board of Managers by the Requisite Consent of Common Members for any or no reason, and with or without cause. The EDS Investor, and only the EDS Investor, may at any time remove any EDS Manager then serving on the Board of Managers for any or no reason, and with or without cause. The Xinerfu Investor, and only the Xinerfu Investor, may at any time remove Xinerfu Manager then serving on the Board of Managers for any or no reason, and with or without cause. The DLB Investor, and only the DLB Investor, may at any time remove any of the two (2) Series B Designated Managers selected by the DLB Investor then serving on the Board of Managers for any or no reason, and with or without cause. The Majority in Interest of Series B Members, and only the Majority in Interest of Series B Members, voting as a separate class, may at any time remove the Series B Designated Manager elected to the Board of Managers by the Majority in Interest of Series B Members for any or no reason, and with or without cause. The Broadline Investor, and only the Broadline Investor, may at any time remove the Series C Designated Manager then serving on the Board of Managers for any or no reason, and with or without cause.

(e) Vacancies. Any vacancy caused by the removal or resignation of any of the five (5) Managers designated by the Requisite Consent of Common Members pursuant to Section 3(c)(i) shall be filled only by an appointee of the Requisite Consent of Common Members. Any vacancy caused by the removal or resignation of any EDS Manager designated pursuant to Section 3(c)(ii) shall be filled only by an appointee of the EDS Investor. Any vacancy caused by the removal or resignation of any Xinerfu Manager designated pursuant to Section 3(c)(iii) shall be filled only by an appointee of the Xinerfu Investor. Any vacancy caused by the removal or resignation of any of the two (2) Series B Designated Managers designated by DLB Investor pursuant to Section 3(c)(iv) shall be filled only by an appointee of the DLB Investor. Any vacancy caused by the removal or resignation of any Manager designated by the Majority in Interest of Series B Members pursuant to Section 3(c)(iv) shall be filled only by an appointee of the Majority in Interest of Series B Members. Any vacancy caused by the removal or resignation of the Series C Designated Manager pursuant to Section 3(c)(v) shall be filled only by an appointee of the Broadline Investor.

(f) Meetings. The Board of Managers will meet on a regular basis, not less often than semi-annually. In addition to the foregoing, the LLC will give each Manager at least forty- eight (48) hours prior notice of the time and place of any meeting, and will permit each Manager to participate in any regular or special meeting by telephone.

(g) Expenses of Managers. The LLC will, or will cause its Subsidiaries to, bear all reasonable out-of-pocket expenses incurred by or on behalf of any Manager in connection with his or her service as a Manager of the LLC, subject to the LLC’s then-current reimbursement policy.

(h) Actions of Board of Managers and Action by Written Consent. Except as otherwise provided in this Agreement (including Section 5 of the Statement of Designations), the Board of Managers shall have the exclusive right and power to make all decisions and to take all actions on behalf of the LLC. All decisions or actions to be made or taken by the Board of Managers shall require the affirmative vote or written consent of more than fifty percent (50%) of the Managers; provided, however, that in the event of a dead-lock vote or consent, the CEO Manager will cast the deciding vote on such matters (the “Consent of the Board of Managers”). Any action that may be taken at a meeting of the Board of Managers may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed and dated by more than fifty percent (50%) of the Managers; provided that all Managers have received prior written notice of any written consent. Such consent shall have the same force and effect as a vote of the signing Managers at a meeting duly called and held pursuant to Section 3(f).

(i) Transactions with Affiliates. Subject to Section 3(h) and Section 5 of the Statement of Designations, the Board of Managers may cause the LLC to enter into one or more agreements, leases, contracts or other arrangements for the furnishing to or by the LLC of goods, services or space with any Related Party, and may pay compensation thereunder for such goods, services or space, provided, that in each case the Board of Managers has determined in good faith that the terms of any such arrangements are in, or not opposed to, the best interests of the LLC. No Manager, officer or Member of the LLC shall be deemed to have violated any fiduciary duty to the LLC or any Member by reason of a contract or transaction between such Person and the LLC or in which such Person has a direct or indirect interest if the material facts as to such Person’s relationship to or interest in such contract or transaction are disclosed or are known to the Board of Managers, and the Board of Managers authorizes such contract or transaction by the affirmative vote of a majority in number of the disinterested Managers.

(j) Power of Manager to Bind the LLC. Except as set forth in the following sentence, the signature of the Chief Executive Officer or any other officer designated by the Board of Managers or any of Gary Wang, Zhengyu Wang or Andrew Mason, in their capacity as Managers and only for so long as they are Managers, each acting alone on any agreement, contract, instrument or other document shall be sufficient to bind the LLC in respect thereof and conclusively evidence the authority of the Board of Managers and the LLC with respect thereto, and no third party need look to any other evidence or require joinder or consent of any other party to bind the LLC or to evidence such authority. Notwithstanding the foregoing, the signature of the Chief Executive Officer, or any other officer designated by the Board of Managers and a Manager designated by the Board of Managers, together, shall be required on any agreement, contract or other instrument in which the LLC is lending monies or contributing capital to any of its Subsidiaries in order to bind the LLC with respect thereof and conclusively evidence the authority of the Board of Managers and the LLC with respect thereto and no third party need look to any other evidence or require joinder or consent of any other party to bind the LLC or to evidence such authority.

(k) Appointment of Officers and Other Agents. The Board of Managers may appoint one or more individuals as agents of the LLC with, in each case, such title, duties, power and authority as the Board of Managers shall determine from time to time, and such agents may be referred to as officers of the LLC; provided, however, that no such appointment by the Board of Managers by itself shall cause any Manager to cease to be a “manager” of the LLC within the meaning of the Act or this Agreement or restrict the ability of the Board of Managers to exercise the powers so delegated. Unless the authority of the agent designated as the officer in question is limited in the document appointing such officer or is otherwise specified by the Board of Managers, any officer so appointed shall have the same authority to act for the LLC as a corresponding officer of a Delaware corporation would have to act for a Delaware corporation in the absence of a specific delegation of authority.

(l) Standard of Care for Managers. Each Manager shall perform its duties hereunder in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the LLC. Each Manager shall be entitled to rely, in the performance of such duties, on information, opinions, reports or statements, including financial statements, in each case prepared by one or more agents or employees, counsel, certified public accountants or other Persons employed by the LLC, as to matters that such Manager believes to be within such Persons’ special competence.

4. Capital Contributions; Capital Accounts; and Liability of Members. Capital of Members.

(i) The capital contributions that each Member has made to the LLC on or before the date of this Agreement are set forth on the books and records of the LLC, and the number of Shares owned by such Member is set forth on Schedule A. Any additional capital contributions made by any Member shall be properly reflected on the books and records of the LLC. The Board of Managers shall amend Schedule A from time to time to properly reflect the number of Shares owned by the Members.

(ii) Upon the issuance of any Series C Preferred Shares to any Series C Member pursuant to the terms of this Agreement and that certain Series C Preferred Share Purchase Agreement dated as of the date hereof (the “Purchase Agreement”), such Series C Member, other than noteholders converting prefunding notes into Series C Preferred Shares, shall make a capital contribution to the LLC in an amount equal to the number of Series C Preferred Shares purchased by such Series C Member multiplied by the purchase price of $26.64 per Series C Preferred Share.

(b) Additional Capital. Except as set forth herein, no Member shall be obligated to contribute any additional capital to the LLC.

(c) Capital Accounts. A separate capital account (each, a “Capital Account”) shall be established for each Member and shall be maintained in accordance with applicable regulations (“Treasury Regulations”) under the Internal Revenue Code of 1986, as amended (the “Code”).

(d) Liability of Members. Except as otherwise provided by the Act, the debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC, and no Member shall be obligated personally for any such debt, obligation or liability of the LLC by reason of being a member of the LLC. No Member shall be required to lend any funds to the LLC. The liability of each Member for the losses, debts and obligations of the LLC shall be limited to its capital contributions theretofore made to the LLC by such Member (or its predecessor in interest) which have not been previously repaid to or withdrawn by such Member (or its predecessor in interest) in accordance with the terms of this Agreement. No Member shall have any liability to restore any negative balance in its Capital Account.

(e) Admission of Additional Members. Subject to any restrictions or other applicable procedures imposed by this Agreement, additional Members may be admitted to the LLC pursuant to Section 4(f), Section 4(g), Section 8 or on such terms and conditions as may be specified by the Board of Managers. In connection with any such admission, including any admission due to a Transfer of all or part of any Shares under Section 8 hereof, Schedule A shall be amended by the Board of Managers to reflect the inclusion of the additional Member(s).

(f) Issuance of Profits Interests. The Board of Managers shall have the power to issue up to the lesser of (i) 9,499,144 and (ii) ten percent (10%) of the outstanding Common Share Equivalents, in the form of Common Shares (the “Incentive Shares”) (such amount includes Incentive Shares already issued) to any employees, consultants, advisers, officers or managers of the LLC or any Subsidiary of the LLC, and to admit such Persons as Members and Common Members of the LLC, provided, that (i) all such Persons’ Incentive Shares will be subject to Reserve Amounts and all such Persons will be Common Members and (ii) all such Persons’ Incentive Shares will be subject to terms and conditions, including vesting restrictions, determined by the Board of Managers and as set forth in Restricted Share Agreements, or any similar incentive share agreements. If any Incentive Shares are forfeited by any such Members, then such Incentive Shares shall again be available to the LLC for issuance to other future employees, consultants, advisors, officers or managers of the LLC or any Subsidiary of the LLC and such other future Persons shall be included in the term Common Members. Subject to any required approval by a Majority in Interest of Preferred Members as set forth in Section 5(b) of the Statement of Designations, the number of Incentive Shares reserved for issuance pursuant to this Section 4(f) may be increased by the Consent of the Board of Managers and any reference in this Agreement to Incentive Shares shall include such increased number, as the context so requires. For the avoidance of doubt, to the extent that the Board of Managers grants Incentive Shares to employees, consultants, advisers, officers or managers of the LLC or any Subsidiary of the LLC, the issuance of such Incentive Shares shall be dilutive to all Members’ percentage interests in the LLC.

(g) Issuance of Additional Series C Preferred Shares. The LLC, without further authorization from the Board of Managers or any Member, is permitted to admit additional Series C Members and to issue to any new or existing Members up to an aggregate of 3,566,066 additional Series C Preferred Shares provided that such admissions and issuances are consummated prior to 90 days from the date of this Agreement and done in accordance with the terms of the Purchase Agreement.

5. Return of Contributions. No Member shall have the right to withdraw or to be repaid any capital contributed by it or to receive any other payment in respect of such Member’s Shares, including without limitation as a result of the withdrawal or resignation of such Member from the LLC, except as specifically provided in this Agreement.

6. Distributions.

(a) Statement of Designations Incorporated by Reference. The Statement of Designations is incorporated herein by reference, and its provisions, including without limitation its provisions regarding distributions with respect to the Preferred Shares, constitute an integral part of this Agreement.

(b) Distributions. Distributions shall be made by the Board of Managers in accordance with Section 4 of the Statement of Designations and Section 6(d) hereof.

(c) Distributions of Cash and Other Property. Except as the Board of Managers may otherwise determine, all distributions to Members shall be made in cash. If any assets of the LLC are distributed in kind, such assets shall be distributed on the basis of their fair market value as determined by the Board of Managers. Any amounts not distributed upon liquidation of the LLC pursuant to Section 6(b) hereof on account of expenses and reserves shall serve to reduce the distributions made to each Member pursuant to Section 6(b) hereof in a manner reasonably determined by the Board of Managers. Any such reserves as remain after payment of contingent liabilities shall be distributed to the Members in the manner in which they served to reduce the distributions thereto.

(d) Tax Distributions. In the event that the cumulative amount of distributions made to the Members pursuant to Section 6(b) hereof for any fiscal year of the LLC is less than the cumulative amount of distributions that would have been made pursuant to this Section 6(d) at any time during such fiscal year, then the Board of Managers shall, to the extent of the cash then available to the LLC (after taking into account reasonable reserves for anticipated future expenditures), make a distribution (a “Tax Distribution”) to the Members entitled thereto not later than the date specified below, in an amount sufficient to cause the cumulative amount of distributions made to the Members pursuant to Section 6(b) and this Section 6(d) with respect to such fiscal year to equal the following amounts as of the end of the calendar month preceding each of the following specified dates: (1) prior to the tenth day of April an amount equal to 1/4 of the Members’ Estimated Tax Liability as of March 31; (2) prior to the tenth day of June an amount equal to 1/2 of the Members’ Estimated Tax Liability as of May 31; (3) prior to the tenth day of September an amount equal to 3/4 of the Members’ Estimated Tax Liability as of August 31; and (4) prior to the tenth day of January of the following fiscal year an amount equal to the Members’ Estimated Tax Liability for the fiscal year immediately preceding such tenth day of January. For purposes of this Section 6(d), the “Members’ Estimated Tax Liability” means the product of (i) the taxable income of the LLC, determined without regard to any income, gain, loss or deduction attributable to any “built-in gain” within the meaning of (and the elimination of any book-tax disparity related thereto pursuant to) Code Section 704(c), for the then current fiscal year of the LLC (except that the January distribution shall be for the prior fiscal year), as projected from time to time in good faith by the Board of Managers, multiplied by (ii) the Tax Distribution Rate, which amount shall be distributed among the Members pro rata in proportion to their respective estimated approximate allocable shares of such taxable income for such year, as so projected; provided, however, that the Tax Distribution payable to the Members for a fiscal year of the LLC (or portion thereof) shall be reduced to reflect net losses and deductions (i.e., the excess of losses and deductions over income and gains) and credits allocated by the LLC to the Members generally for federal income tax purposes in any and all earlier periods (except to the extent previously applied to reduce a Tax Distribution or to the extent the carryforward period for such losses or credits has expired). For purposes of this Section 6(d), the “Tax Distribution Rate” shall mean such percentage as may be approved by the Board of Managers from time to time as the approximate highest current marginal combined federal and state income tax rate applicable to an individual resident in New York, taking into account the character of the income (such as ordinary income or capital gains) as reasonably determined by the Board of Managers (determined after giving effect to the deduction (if allowable) of state income taxes for federal income tax purposes). All amounts distributed to Members pursuant to this Section 6(d) shall be advances of amounts otherwise distributable to Members under the provisions of Section 6 hereof. Notwithstanding the foregoing, no Tax Distributions shall be made in connection with the liquidation of the LLC or with respect to any proceeds realized by the LLC upon any transaction (other than in the ordinary course of business of the LLC) at the time of or in connection with such liquidation.

(e) Withholding of Taxes. If the LLC incurs a withholding tax obligation with respect to the share of income allocated to any Member, (i) any amount which is (A) actually withheld from a distribution that would otherwise have been made to such Member and (B) paid over in satisfaction of such withholding tax obligation shall be treated for all purposes under this Agreement as if such amount had been distributed to such Member, and (ii) any amount which is so paid over by the LLC, but which exceeds the amount, if any, actually withheld from a distribution which would otherwise have been made to such Member, shall be treated as an interest-free advance to such Member. Amounts treated as advanced to any Member pursuant to this Section 6(e) shall be either (y) repaid by such Member to the LLC within 10 days after notice to such Member from the Board of Managers or from any other Member making demand therefor or, (z) in the case of a Member that automatically distributes earnings, the LLC shall be entitled to collect any unpaid amounts from any future LLC distributions that would otherwise be made to such Member. Any amounts so advanced and not timely repaid shall bear interest, commencing on the expiration of such 10-day period, compounded monthly on unpaid balances, at an annual rate equal to the sum of the “applicable federal rate” as defined in Code Section 1274(d) for short-term loans as of such expiration date plus 4%.

7. Allocations and Certain Tax Matters.

(a) Allocations of Income, Gain, Deduction and Loss. All items of income, gain, deduction and loss of the LLC as determined for federal income tax purposes shall be allocated among the Members, and shall be credited or debited to their respective Capital Accounts in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv), so as to ensure to the maximum extent possible that such allocations satisfy the economic effect equivalence test of Treasury Regulation Section 1.704-1(b)(2)(ii)(i). In accordance therewith, all items that can have economic effect shall be allocated in such a manner that the balance of each Member’s Capital Account at the end of any taxable year of the LLC (increased by the sum of (i) such Member’s “share of partnership minimum gain” as defined in Treasury Regulation Section 1.704-2(g)(1) plus (ii) such Member’s “share of partner nonrecourse debt minimum gain” as defined in Treasury Regulation Section 1.704-2(i)(5)) would be positive in the amount of cash that such Member would receive if the LLC sold all of its assets for an amount of cash equal to the book value (as determined pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(g)) of such assets (reduced, but not below zero, by the amount of nonrecourse debt to which property is subject) and all of the cash of the LLC remaining after payment of all liabilities (other than nonrecourse liabilities) of the LLC were distributed in liquidation of the LLC immediately following the end of such taxable year pursuant to Section 4(b) of the Statement of Designations. All items of income, gain, deduction and loss that cannot have economic effect (including nonrecourse deductions) shall be allocated in accordance with each Member’s interest in the LLC (i.e., the “partner’s interest in the partnership” within the meaning of Code Section 704(b) and the Treasury Regulations thereunder) which, unless otherwise required by Code Section 704(b) and the Treasury Regulations thereunder, shall be in proportion to the number of Shares held by each Member (treating all Preferred Shares as having been converted into Common Shares for purposes of this calculation).

In furtherance of the foregoing provisions of this Section 7(a):

(i) Any Member who unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulations § 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that causes the Member’s Capital Account (decreased by the items set forth in Treasury Regulations § 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to be reduced below zero by an amount greater than the Member’s obligation to restore deficits on the dissolution of the Company (including deemed obligations to restore such deficits under Treasury Regulations §§ 1.704-2(g)(1) and 1.704-2(i)(5)) (such excess, an “Unpermitted Deficit”) will be allocated items of income and gain in an amount and manner sufficient to eliminate such Unpermitted Deficit as quickly as possible. The preceding sentence is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations § 1.704-1(b)(2)(ii)(d) and will be interpreted and applied in a manner consistent therewith.

(ii) The provisions of Treasury Regulation Section 1.704-2 related to the chargeback of partnership minimum gain and partner minimum gain are incorporated herein by reference.

(b) Tax Allocations. Items of income, gain, deduction and loss for purposes of determining the Members’ Capital Accounts (that is, for “book purposes”) shall be determined in accordance with the same principles as such items are determined for reporting such items on the LLC’s federal tax return. All items of income, gain, deduction, loss or credit for tax purposes shall be determined in accordance with the Code and, except to the extent otherwise required by the Code, allocated to and among the Members in the same percentages in which the Members share in such items for book purposes.

(c) Certain Allocations with Respect to Contributed Property. In accordance with Code Section 704(c) and the Treasury Regulations thereunder, items of depreciation, amortization, gain, loss and deduction with respect to any property contributed to the capital of the LLC shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the LLC for federal income tax purposes and its initial book value, such allocation to be made by the Board of Managers in accordance with any permissible method under applicable Treasury Regulations.

(d) Tax Elections.

(i) Except as otherwise provided in this Section 7(d), any elections or other decisions relating to allocations of income, gain, deduction, loss or credit hereunder or any other tax elections (including elections under Code Section 754) that must be made at the LLC level (as opposed to by the Members) shall be made (or not made) by the Board of Managers in its sole discretion.

(ii) Upon the transfer of any Share, the LLC shall make an election to adjust the basis of the LLC’s property under Code Section 754 for the taxable year of such transfer if requested in writing by the transferor. In the event that the LLC makes such an election pursuant to a request by a transferor, the transferee shall bear the reasonable additional accounting costs, if any, incurred by the LLC as a result of such election in preparing the LLC’s tax returns for such taxable year.

(iii) Without the prior written consent of all the Members, the LLC shall not make any election to cause the LLC to be classified under Code Section 7701 as other than a partnership for federal income tax purposes.

(e) Shares Held During Portion of Taxable Year. For purposes of determining the income, gain, loss, deduction or credit, or any other items allocable to any period, such items shall be determined using the “closing the books” method under any monthly convention, as determined by the Board of Managers, permissible under Code Section 706 and the Treasury Regulations thereunder.

(f) Consistent Reporting. The Members are aware of the income tax consequences of the allocations made by this Section 7 and hereby agree to be bound by the provisions of this Section 7 in reporting their distributive shares of LLC income and loss for income tax purposes.

(g) Other Actions. The LLC will comply in all respects with applicable tax laws, including deducting or withholding and paying over to governmental authorities any taxes due and filing all required tax information and reporting. The LLC will not engage in any activity or take any action, and will not cause or permit any Pass-Through Subsidiary to engage in any activity or take any action, that would cause the LLC to be engaged or deemed to be engaged in a trade or business for federal income tax purposes. The LLC will not “participate” (within the meaning of Treasury Regulations Section 1.6011-4(c)(3)) in a “reportable transaction” (within the meaning of Code Section 6707A or Treasury Regulations Section 1.6011-4(b)(1) or any successor provision).

(h) Safe Harbor Valuation Election. Notwithstanding any provision of this Agreement to the contrary, the Board of Managers, without the consent of any Member, is hereby authorized to elect, on behalf of the LLC and each of the Members, to make the “safe harbor election” (the “Safe Harbor Valuation Election”) described in Internal Revenue Service Notice 2005-43 (the “IRS Notice”) pursuant to which each “safe harbor partnership interest” (as defined in the IRS Notice) that is transferred by the LLC to a service provider (including, without limitation, any Person that is an indirect member of the LLC) while the election is in effect, in connection with services provided to the LLC or any Affiliate of the LLC, will be treated as having a value equal to the “liquidation value” of such interest as determined in the manner described in the IRS Notice. The Board of Managers is directed to make the Safe Harbor Valuation Election after the revenue procedure proposed in the Notice is issued in final form, and may, in its discretion, make such an election or a similar election if such revenue procedure (or guidance of a similar nature) is ultimately issued by the Internal Revenue Service in modified form. The Safe Harbor Valuation Election will be binding on the LLC and each Member (including any Person to whom an LLC Interest is transferred in connection with the performance of services) with respect to each transfer of such a “safe harbor partnership interest” while such election is in effect. The LLC and each Member (including any service provider receiving an LLC Interest in connection with the performance of services) agree to comply with any reasonable request of the Board of Managers that, in the Board of Managers’ good faith judgment, is necessary to comply with the requirements of the Safe Harbor Valuation Election described in the proposed revenue procedure, as incorporated in the anticipated revenue procedure or other guidance issued in final form, with respect to all LLC Interests that are transferred in connection with the performance of services while such election remains in effect. Such Safe Harbor Valuation Election will remain in effect until terminated in accordance with the rules set forth in the anticipated Internal Revenue Service guidance described in the IRS Notice as ultimately issued. The Board of Managers is further authorized, in its discretion and without the consent of any Member, to revoke a Safe Harbor Valuation Election previously made on behalf of the LLC and each of its Members; provided that such revocation may be made only with the written consent of each Member providing services to the LLC with respect to whom such revocation would result in an inclusion in such Member’s income in connection with the transfer of an LLC Interest to such Member, or in other adverse tax consequences to such Member.

8. Issuance or Transfer of Shares. Except as set forth in this Agreement, during the term of this Agreement the LLC shall not issue any Shares to any Person, and no Member shall Transfer any Shares to any such Person, unless such Person agrees in writing to be bound by all of the provisions of this Agreement applicable to the transferring Member. In addition to the other terms and conditions upon any such Transfer as set forth in this Agreement, no Transfer by any Member of any Shares during the term of this Agreement shall be effective unless and until the transferee of such Shares, subject to the terms and conditions such forth herein, becomes a party hereto as a Member by execution of a counterpart signature page hereto and an instrument of accession thereto. Notwithstanding anything to the contrary herein, no Member shall Transfer any Shares to the extent that such Transfer would violate (i) the Securities Act of 1933, as amended, and any other federal or state securities or blue sky laws, (ii) the provisions of the Investor Rights Agreement applicable to such Member or (iii) if applicable, the provisions of any Restricted Share Agreement or any similar incentive share agreement applicable to such Member.

9. Priorities and Rights to Distributions. No Member shall have any rights or priority over any other Members as to contributions or as to distributions or compensation by way of income, except as specifically provided in this Agreement (including the Statement of Designations). In addition, no Member shall have any rights to receive any distributions pursuant to this Agreement until such Member has contributed all capital required to be contributed to the LLC by such Member pursuant to the terms of this Agreement and the Purchase Agreement.

10. Term; Dissolution of the LLC.

(a) Term. The term of the LLC shall be perpetual, unless sooner terminated as hereinafter provided.

(b) Events of Dissolution or Liquidation. The LLC shall be dissolved upon the happening of any of the following events:

(i) the Requisite Consent of Common Members, and the consent of a Majority in Interest of Preferred Members as provided in Section 5(b)(v) of the Statement of Designations; or

(ii) the entry of a decree of judicial dissolution under the Act.

Following any of the foregoing events, the Board of Managers shall proceed diligently to liquidate the assets of the LLC in a manner consistent with commercially reasonable business practices.

(c) Distributions upon Liquidation. In connection with the liquidation of the LLC, the assets of the LLC shall be applied and distributed in the following order of priority:

(i) to creditors of the LLC, including Members, in the order of priority provided by law, and the creation of a reserve of cash or other assets of the LLC for contingent liabilities in an amount, if any, determined by the Board of Managers to be appropriate for such purposes; and

(ii) to the Members in accordance with the provisions of Section 6 hereof and Section 4(b) of the Statement of Designations.

11. Financial and Accounting Matters.

(a) Books and Records. The Board of Managers shall keep or cause to be kept complete and accurate books and records of the LLC, using the same methods of accounting that are used in preparing the federal tax returns of the LLC to the extent applicable and otherwise in accordance with U.S. generally accepted accounting principles consistently applied. Such books and records shall be maintained and available, in addition to any documents and information required to be furnished to the Members under the Act, at the principal business office of the LLC for examination and copying by any Member or Manager, or its duly authorized representative, at its reasonable request and at its expense during ordinary business hours. A current list of the full name and last known address of each Member and Manager, a copy of this Agreement, any amendments thereto and the Certificate of Formation, executed copies of all powers of attorney, if any, pursuant to which this Agreement, any amendment, or the Certificate of Formation has been executed, copies of the LLC’s financial statements and federal, state and local tax returns and reports, if any, for each of the last 6 fiscal years of the LLC, shall be maintained at the principal business office of the LLC along with such other information, if any, as may be required to be made available to Members pursuant to Section 18-305 of the Act. On or before the due date (including extensions) of the federal tax return of the LLC for each fiscal year of the LLC, each Member shall be furnished with such Member’s federal Schedule K-1 for such fiscal year and any other tax information reasonably required for federal, state or local tax purposes, including, without limitation: (i) the portion of any taxable gain allocated to such Member that is treated as a dividend pursuant to Code Section 1248; (ii) the portion of any Subpart F income (as defined in Code Section 952) allocated to such Member; (iii) the amount of any foreign tax credits under Code Section 901 and indirect foreign tax credits under Code Section 902 allocated to such Member; and (iv) information specifying how items of income are characterized with respect to the various “baskets” provided in Code Section 904. On or before April 10, June 10, and September 10 of each fiscal year, and January 10 of the following fiscal year, each Member shall be furnished with such information concerning the LLC’s estimated taxable income for the fiscal year as is reasonably necessary to enable the Member to prepare and file the Member’s estimated tax payments.

(b) Bank Accounts. Bank accounts and/or other accounts of the LLC shall be maintained in such banking and/or other financial institution(s) as shall be selected by the Board of Managers, and withdrawals shall be made and other activity conducted pursuant to any plan approved by the Board of Managers.

(c) Fiscal Year. Except as otherwise required by the Code, the fiscal year (and taxable year) of the LLC shall end on December 31 of each year.

(d) Tax Matters Partner. Andrew Mason shall be the “tax matters partner” of the LLC for purposes of the Code until his bankruptcy, insolvency, resignation or the designation of his successor, whichever occurs sooner. Any subsequent “tax matters partner” shall be designated from time to time by the Board of Managers, except to the extent the Code and/or Treasury Regulations require such designation to be made in another manner.

12. Indemnity; Other Business.

(a) Indemnity. Each Member, each Manager and any other entity or individual authorized to act on behalf of the LLC shall be entitled to indemnity from the LLC for any liability incurred and/or for any act performed within the scope of the authority conferred, and/or for any act omitted to be performed, which indemnification shall include all reasonable expenses incurred, including reasonable legal and other professional fees and expenses; provided, however, that such Person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the LLC; provided further that any indemnity under this Section 12(a) shall be provided out of and only to the extent of the LLC’s assets, and no Member shall have personal liability on account thereof. Notwithstanding the foregoing, in the event Delaware’s General Corporation Law (the “DGCL”) would provide such Persons with greater rights to indemnification than the Act, then, to the extent not prohibited by the Act, each Member, each Manager and any other entity or individual authorized to act on behalf of the LLC shall be indemnified to the fullest extent authorized by the DGCL (assuming in each case for such purposes that the LLC was a corporation incorporated under the DGCL).

(b) Outside Interests. The Members, each Manager, and any Affiliates of any of them may engage in and possess interests in other business ventures and investment opportunities of every kind and description, independently or with others, including without limitation serving as manager and general partner of other limited liability companies and partnerships; provided, however, that, if applicable, no such other business venture or investment opportunity shall be in violation of any non-competition, confidential information and work product agreement executed by and between the LLC and any Member or Manager. Neither the LLC nor any other Member or any Manager shall have any rights in or to such ventures or opportunities or the income or profits therefrom.

(c) Confidential Information. Unless otherwise approved by the LLC, no Person shall use any proprietary or confidential information owned by the LLC other than for the benefit of the LLC, whether or not such Person is or remains a Member, Manager, Affiliate of a Member or Manager, officer, employee or other agent of the LLC.

13. Miscellaneous.

(a) Binding Effect. Subject to the restrictions on Transfers set forth herein, the terms of this Agreement shall be binding upon and shall inure to the benefit of (i) the Members and their respective successors, successors-in-title, heirs and assigns and (ii) the Managers and any successors thereto designated pursuant to Section 3(b) hereof. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto, including without limitation any creditor of the LLC (including any Member acting in its capacity as a creditor of the LLC) or any creditor of any Member.

(b) Amendment. No change, modification or amendment of this Agreement shall be valid or binding unless such change, modification or amendment is made with the consent of a Majority in Interest of Members; provided, that consent of a Majority in Interest of Preferred Members shall be required for any action that (i) adversely amends or adversely changes the rights, preferences, powers, privileges or restrictions of the Preferred Shares, (ii) authorizes, creates or issues Shares of any class or series of interest, or reclassifies interests into Shares, pari passu with, or having a preference or any right superior to those of the Preferred Shares, (iii) adversely affects the rights of the Preferred Members, or (iv) amends this Section 13(b); provided further, that consent of a Majority in Interest of Series A Members AND of each holder of the Series A Preferred Shares who holds at least twenty-eight percent (28%) of all Series A Preferred Shares held by all of the holders of the Series A Preferred Shares, calculated as of the date of the Series A Initial Closing under that certain Series A Preferred Share Purchase Agreement dated November 15, 2005 between the Company and the Series A Members shall be required for any action that (i) adversely amends or adversely changes the rights, preferences, powers, privileges or restrictions of the Series A Preferred Shares, (ii) adversely affects the rights of the Series A Members and (iii) amends this Section 13(b); provided further, that consent of a Majority in Interest of Series B Members shall be required for any action that (i) adversely amends or adversely changes the rights, preferences, powers, privileges or restrictions of the Series B Preferred Shares, (ii) adversely affects the rights of the Series B Members, or (iii) amends this Section 13(b); provided further, that consent of a Majority in Interest of Series C Members shall be required for any action that (i) adversely amends or adversely changes the rights, preferences, powers, privileges or restrictions of the Series C Preferred Shares, (ii) adversely affects the rights of the Series C Members, or (iii) amends this Section 13(b); and, provided further, that any change, modification or amendment of this Agreement shall also be subject to Section 5 of the Statement of Designations; and, provided further, that no amendment of this Agreement shall have the effect of treating one Series A Member or group of Series A Members, one Series B Member or group of Series B Members, one Series C Member or group of Series C Members more adversely than any other Series A Member or group of Series A Members, Series B Member or group of Series B Members, or Series C Member or group of Series C Members with respect to the rights, preferences, powers, privileges or restrictions of the Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares, as the case may be, without the consent of such one Series A Member, the holders of a majority of the Series A Preferred Shares held by such group of Series A Members, such one Series B Member, or the holders of a majority of the Series B Preferred Shares held by such group of Series B Members, such one Series C Member, or the holders of a majority of the Series C Preferred Shares held by such group of Series C Members, as the case may be, whose rights, preferences, powers, privileges or restrictions of the Series A Preferred Shares, Series B Preferred Shares, or Series C Preferred Shares, as the case may be, are so adversely affected. Subject to Sections 5(b) and 5(c) of the Statement of Designations with respect to the Series C Preferred Shares, the Series B Preferred Shares and the Series A Preferred Shares, the rights, preferences, powers, privileges or restrictions of any series of shares shall not be deemed to be adversely amended or adversely changed by the creation or issuance of any class of shares ranking superior to or pari passu with such series of shares. Notwithstanding the foregoing, this Agreement may be amended from time to time by the Consent of the Board of Managers, without the consent of any Member: (i) to cure any ambiguity, to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, or to add any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (ii) to preserve the status of the LLC as a “partnership” for federal income tax purposes; and (iii) to amend Schedule A to reflect the admission or withdrawal of Members as authorized by this Agreement.

(c) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, notwithstanding any choice of law rules to the contrary.

(d) Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Members and Managers notwithstanding that they have not signed the same counterpart.

(e) Notices. All notices under this Agreement shall be effective (i) on the fifth business day after being sent by certified mail, return receipt requested, postage prepaid, (ii) when received, if delivered by hand, (iii) the following business day after having been timely sent by reputable overnight courier service for priority, next-day delivery, or (iv) upon confirmation of receipt by the recipient after having been sent by electronic mail or fax (but on the next business day after confirmation of receipt if such receipt is after business hours at the time and place of receipt). All such notices in order to be effective shall be in writing and shall be addressed (to the recipient’s street address, electronic mail address or fax number, as the case may be), if to the LLC at its principal office address, electronic mail address or fax number, as the case may be, set forth in Section 1 hereof and if to a Member at the last street address, electronic mail address or fax number, as the case may be, of record on the LLC’s books, and copies of such notices shall also be sent to the last such address for the recipient which is known to the sender, if different from the address so specified. Copies of such notices shall also be sent to Shearman & Sterling LLP, 1460 El Camino Real, 2nd Floor, Menlo Park, CA 94025, Attention: Alan Seem, Esq., phone: (650) 838-5172, fax: (650) 838-3699, email: aseem@shearman.com. Notice addresses may be changed at any time by notice as provided in this Section 13(e).

(f) Interpretation. As used herein, the singular shall include the plural, and the masculine gender shall include the feminine and neuter, and vice-versa, unless the context otherwise requires.

(g) Entire Agreement. This Agreement, including all Schedules and Appendices attached hereto, the Certificate of Formation, the Restricted Share Agreements, the Investor Rights Agreement and the Registration Rights Agreement, which are hereby incorporated herein, embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the effectiveness of this Agreement, the Prior LLC Agreement shall be deemed amended and restated in its entirety (except for any consents of the Board of Managers and any Members provided for in the Prior LLC Agreement) by this Agreement, and except for any consents of the Board of Managers and any Members provided for in the Prior LLC Agreement, the Prior LLC Agreement shall be of no further force or effect.

(h) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of this Agreement shall be enforceable in accordance with its terms; provided, however, that this Agreement continues to reasonably and substantially reflect the intent of the parties expressed herein taking into account the exclusion of such unenforceable provision.

(i) Conversion to Corporation. Each Member hereby acknowledges and agrees that, effective upon a determination of the Board of Managers in connection with completion of a Qualified Public Offering by the LLC or any of its Affiliates or by a corporate successor to the LLC, the LLC will be converted, through a merger, exchange of securities or otherwise, without requirement of consent or agreement of any Member, into a corporation and, further, that each Share will be converted into a share of the capital stock of such corporation having substantially similar preferences, rights, qualifications and restrictions as pertain to each such Share immediately prior to such conversion; provided, that with respect to any Incentive Share that, at the time of its original grant or transfer, was designated as a “profits interest” in the document granting or transferring such interest (or had attributes that effectively caused it to be constituted as a profits interest) and a Reserve Amount was stated in or determined pursuant to such document in respect of such grant or transfer then, notwithstanding any provision of this Agreement to the contrary, the number (or fraction) of shares of capital stock of the corporation into which such Incentive Share may be converted shall be proportionally reduced so that the holder of such Incentive Share does not receive any share (or fraction of a share) of capital stock on account of the Reserve Amount. Upon the effectiveness of such conversion, the LLC will adopt new bylaws that will replace this Agreement in its entirety.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the Members and Managers have executed this Agreement as of the date first above written.

ON BEHALF OF THE MANAGERS

By:
Name:
Title:

[Manager Signature Page to the Fourth Amended and Restated Limited Liability Company Agreement]

CHINA RISK FINANCE LLC

FOURTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

MEMBER SIGNATURE PAGE

The undersigned, desiring to become a Member of China Risk Finance LLC, a Delaware limited liability company (the “Company”), hereby becomes a party to the Fourth Amended and Restated Limited Liability Company Agreement of the LLC dated as of July 1, 2015, as such may be amended and modified from time to time (the “LLC Agreement”). The undersigned hereby agrees to all the provisions of said LLC Agreement and agrees that this signature page may be attached to any counterpart copy of said LLC Agreement.

Name of Member (please print)

Signature of Member or Authorized Person of the Member

Name of Signatory (please print)

Title of Authorized Person (please print)

Dated:

[Manager Signature Page to the Fourth Amended and Restated Limited Liability Company Agreement]

SCHEDULE A

TO

FOURTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

CHINA RISK FINANCE LLC

Member (include street address, phone and fax number and electronic mail address for notice if available)	Class of Shares	Number of Shares	Fully Diluted Percentage of Equity
Harvest Equity Company Limited Matheson Trust Company (BVI) Ltd., Road Town, Tortola, British Virgin Islands	Series C	187,688	0.4%
DLB CRF Holdings, LLC. 42 Drum Hill Rd., Wilton, CT 06897	Series B	10,427,239	24.6%
Broadline Capital (China), LLC One Rockefeller Plaza, 10th Floor New York, NY 10020	Series B	2,092,304	4.9%
Broadline Capital X LLC One Rockefeller Plaza, 10th Floor New York, NY 10020	Series B, Series A	B: 279,808 A: 818,824	2.6%
Broadline Capital IX LLC One Rockefeller Plaza, 10th Floor New York, NY 10020	Series B, Series A	B: 287,157 A: 840,332	2.7%
Broadline Capital XI LLC One Rockefeller Plaza, 10th Floor New York, NY 10020	Series B, Series A	B: 104,691 A: 840,251	2.2%
Broadline Capital VIII LLC One Rockefeller Plaza, 10th Floor New York, NY 10020	Series B, Series A	B: 51,365 A: 150,313	0.5%
Xinerfu Holdings LLC No.2 Jiangtai Road, C901, Chaoyang District, Beijing 100016, China	Series B, Series A	B: 81,190 A: 237,589	0.8%
EDS 5400 Legacy, Mailstop H3-3A-05, Plano, Texas 75024, Attention: General Counsel	Series A	1,364,706	3.2%
Tontine LLC 622 West Braddock Road, Alexandria, VA 22303	Series A	136,470	0.3%
QED Fund I, LP 311 Cameron St. Alexandria, VA 22314	Series B	173,787	0.4%

George Fehlhaber P.O.Box 210182, San Francisco, CA 94121-0182	Series A	21,946	0.1%
Richard Blumenthal 930 Fifth Ave, New York, NY 10021	Series B	96,154	0.2%
Phillip Riese 140 Franklin St. Apt 53, New York, NY 10013	Series A	95,529	0.2%
John W. Egan 3286 Catamaran Terrace, Jensen Beach, Florida 34957-4237	Series A	68,235	0.2%
Steven Salzinger 50 Greendale Road, Scarsdale, NY 10583	Series B, Series A	B: 34,757 A: 68,235	0.2%
Stoltz Enterprises, LLC 6 Lee Place, Bronxville, NY 10708-4204	Series B, Series A	B: 105,044 A: 68,235	0.4%
Tim Leach and Terry J. Leach P.O.Box 2060, Orinda, CA 94563	Series A	40,941	0.1%
Babetta von Albertini Mason 47 Oak Avenue, Larchmont, NY 10538	Series B, Series A	B: 13,903 A: 34,117	0.1%
Tobey Russ 119 Oswegatchie Hills Road, Niantic, CT 06357	Series A	34,117	0.1%
Ted Mason 26 Circle Drive, Hastings on Hudson, NY 10706	Series B, Series A	B: 5,214 A: 27,294	0.1%
Lacy B. Herrmann 3310 Kendal Way, Sleepy Hollow, NY 10591	Series B, Series A	B: 4,389 A: 4,389	0.0%
Jeffrey Toporek 22 Deer Creek Lane, Mt Kisco, NY 10549	Series A	20,470	0.0%
David Stade 307 S Bentley Ave, Los Angeles, CA, 90049	Series A	20,470	0.0%
Edward M.W. Hines 116 East 63rd Street, New York, NY 10021	Series B, Series A	B: 4,807 A: 6,823	0.0%
Doug Brown 42 Drum Hill Rd, Wilton, CT 06897	Series B	36,496	0.1%

Patricia Brown 42 Drum Hill Rd, Wilton, CT 06897	Series B	52,136	0.1%
Douglas L. Brown Irrevocable Trust 42 Drum Hill Rd, Wilton, CT 06897	Series B	15,640	0.0%
Tom Piper 14 Westmere Ave, Rowayton, CT 06853	Series B	104,272	0.2%
Odin Investments LLC 1061 Cedar Rd, Southport, CT 06890	Series B	55,612	0.1%
Shane Rose 58 Deacon Abbott Rd, Redding, CT 06890	Series B	6,951	0.0%
Bill Parent 7 Mockingbird Lane, Walpole, MA 02081	Series B	6,951	0.0%
Gordon Koppin and Martha Koppin 2020 Greensboro Drive, Wheaton IL 60189	Series B	34,757	0.1%
Art Nislick and June E. Nislick 433 E 56th St, 3C, New York, NY 10022	Series B, Series A	B: 9,615 A: 13,647	0.1%
Zhengyu Wang 500 Xiangyang Nan Lu, Suite 1304, Shanghai 200031, China Mobile: 011-8621-5465-4522 Fax: 011-8621-5465-4522 Email: zwlogo@aol.com	Common	2,938,627	6.9%
Zhengyu Wang Family Trust 500 Xiangyang Nan Lu, Suite 1304, Shanghai 200031, China Mobile: 011-8621-5465-4522 Fax: 011-8621-5465-4522 Email: zwlogo@aol.com	Common	2,000,000	4.7%
Gary Wang 300 West 54rd St. Apt 6H, New York, NY 10019 Mobile: 646-239-5045 Fax: 212-373-1802 Email: gwangny@yahoo.com	Common	2,056,275	4.9%

Gary Wang 2012 Family Trust 300 West 53rd St. Apt 6H, New York, NY 10019 Mobile: 646-239-5045 Fax: 212-373-1802 Email: gwangny@yahoo.com	Common	2,000,000	4.7%
Andrew Mason 35 East 38th St. Suite 11C, New York, NY 10016 Mobile: 212-682-6830 Fax: 212-682-6113 Email: amason@atmcap.com	Common	1,000,000	2.4%
Putti Trust 26 Circle Drive, Hastings on Hudson, NY 10706	Common	1,274,510	3.0%
Tontine LLC 622 West Braddock Road, Alexandria, VA 22303	Common	600,000	1.4%
Xinlei Hua 3000 Longdong Rd. Building 5, Zhangjiang Hi-teck Park, Pudong, Shanghai, China	Common	350,196	0.8%
Xiaoping Gu 6206 Pine Tree Drive, Long Grove, IL 60047	Common	200,000	0.5%
Jie Gao 728 Century Farm Lane, Naperville, IL 60563	Common	200,000	0.5%
Yanchun Xu 740 Oakwood Ct. Westmont, IL 60559	Common	200,000	0.5%
Min Han Rm.402, Bld.#12, Lane 11, Hong Gu Rd. Shanghai 200040, China	Common	100,000	0.2%
Qiang Cheng 28th Floor, China World Tower 2, No.1 Jian Guo Men Wai Avenue, Beijing 100004, China	Common	100,000	0.2%
Qing Lin 5-1-203, No.45 Zengguang Road, Haidian District, Beijing 100044, China	Common	100,000	0.2%
Ming Huang Cheung Kong Graduate School of Business, Oriental Plaza 3/F, Tower E31 East Chang An Avenue, Beijing 100738, China	Common	100,000	0.2%

Xiaodong Zhou 2201 Milburn Lane, Reston, VA 20191	Common	100,000	0.2%
Yugang Wang Institute of Heavy Ion Physics, Beijing University, Beijing 100871, China	Common	100,000	0.2%
Other Pre-Series A Employee Shares (11-15-05)	Common	227,452	0.5%

APPENDIX I

DEFINED TERMS

Capitalized terms used in this Agreement shall have the meanings specified in this Appendix I.

“Act” has the meaning set forth in the first recital to this Agreement.

“Additional Common Shares” has the meaning set forth in Section 6(j) of the Statement of Designations.

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly controls, is under common control with, or is controlled by, the specified Person. As used herein, the term “control” means the possession by a Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of another Person, whether through ownership of voting securities, by contract or otherwise.

“Aggregate Consideration Received” has the meaning set forth in Section 6(j) of the Statement of Designations.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Board of Managers” has the meaning set forth in Section 3(b) hereof.

“Broadline Investor” means Broadline Capital LLC.

“Capital Account” has the meaning set forth in Section 4(c) hereof.

“CEO Manager” has the meaning set forth in Section 3(c) hereof.

“Certificate of Formation” has the meaning set forth in the first recital to this Agreement.

“Code” has the meaning set forth in Section 4(c) hereof.

“Common Member” means any Member holding Common Shares.

“Common Member Designated Managers” shall have the meaning set forth in Section 3(c).

“Common Shares” means the Shares in the LLC other than Preferred Shares.

“Consent of the Board of Managers” has the meaning set forth in Section 3(h) hereof.

“Conversion Price” means, as applicable, the Series A Conversion Price, the Series B Conversion Price, or the Series C Conversion Price.

“Convertible Securities” has the meaning set forth in Section 6(j) of the Statement of Designations.

“DGCL” has the meaning set forth in Section 12(a) hereof.

“DLB Investor” means DLB CRF Holdings, LLC, a Delaware limited liability company.

“EDS Investor” shall mean EDS World Corporation (Far East), a Nevada corporation.

“EDS Manager” shall have the meaning set forth in Section 3(c).

“Effective Price” has the meaning set forth in Section 6(j) of the Statement of Designations.

“Common Share Equivalents” means (i) any equity or debt interest or security, including Common Shares, convertible into or exchangeable for Common Shares, (ii) any right, warrant or option to acquire any Common Shares of the LLC and (iii) any convertible or exchangeable equity or debt interest or security that is convertible or exchangeable for Common Shares. The number of Common Share Equivalents shall represent be the number of Common Shares outstanding if all Common Share Equivalents were to exchange for, convert into or acquire Common Shares.

“Executive Officer(s)” has the meaning set forth in Section 5(c) of the Statement of Designations.

“Incentive Shares” shall have the meaning set forth in Section 4(f).

“Investor Rights Agreement” means that certain Amended and Restated Investor Rights Agreement dated on or about the date hereof by and among the LLC and certain Members who are parties thereto from time to time, as the same may be amended, modified or supplemented from time to time.

“IRS Notice” has the meaning set forth in Section 7(h) hereof.

“Liquidation Event” means: (i) the liquidation, dissolution or winding up of the LLC; (ii) the consolidation, merger or reorganization of the LLC such that the equity holders of the LLC prior to the transaction own, together with their Affiliates, less than fifty percent (50%) of the equity of the surviving entity; or (iii) a sale of all or substantially all of the assets of the LLC (in each case, except for the proposed restructuring of the LLC into a Cayman Islands company).

“LLC” has the meaning set forth in the first recital to this Agreement.

“LLC Closing Date” has the meaning set forth in Section 7(a) of the Statement of Designations.

“Majority in Interest of Members” means, Members holding a majority of all Shares held by all Members of each Member group (for this purpose, the Member groups shall consist of the Common Members, the Series A Members, the Series B Members and the Series C Members); provided, that for the purposes hereof Preferred Members shall be deemed to own the number of Common Shares into which their Preferred Shares are convertible, and the number of such Preferred Members’ Preferred Shares shall be disregarded. Any action that may be taken at a meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed and dated by Members of such Member group holding a majority of all Shares held by all Members of such Member group; provided that the Members have received prior written notice of any written consent. Such consent shall have the same force and effect as a vote of the signing Members at a meeting duly called and held.

“Majority in Interest of Preferred Members” means Members holding a majority of all Preferred Shares held by Preferred Members. Any action that may be taken at a meeting of the Preferred Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed and dated by Preferred Members holding a majority of Preferred Shares held by all Preferred Members; provided that such Preferred Members have received prior written notice of any written consent. Such consent shall have the same force and effect as a vote of the signing Preferred Members at a meeting duly called and held.

“Majority in Interest of Series A Members” means Series A Members holding a majority of all Series A Preferred Shares held by all Series A Members. Any action that may be taken at a meeting of the Series A Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed and dated by Series A Members holding a majority of all Series A Preferred Shares held by all Series A Members; provided that such Series A Members have received prior written notice of any written consent. Such consent shall have the same force and effect as a vote of the signing Series A Members at a meeting duly called and held.

“Majority in Interest of Series B Members” means Series B Members holding a majority of all Series B Preferred Shares held by all Series B Members. Any action that may be taken at a meeting of the Series B Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed and dated by Series B Members holding a majority of all Series B Preferred Shares held by all Series B Members; provided that such Series B Members have received prior written notice of any written consent. Such consent shall have the same force and effect as a vote of the signing Series B Members at a meeting duly called and held.

“Majority in Interest of Series C Members” means Series C Members holding a majority of all Series C Preferred Shares held by all Series C Members. Any action that may be taken at a meeting of the Series C Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed and dated by Series C Members holding a majority of all Series C Preferred Shares held by all Series C Members; provided that such Series C Members have received prior written notice of any written consent. Such consent shall have the same force and effect as a vote of the signing Series C Members at a meeting duly called and held.

“Manager” has the meaning set forth in Section 3(b) hereof.

“Member” and “Members” have the respective meanings set forth in the Preamble to this Agreement.

“Members’ Estimated Tax Liability” has the meaning set forth in Section 6(d) hereof.

“Pass-Through Subsidiary” means any Subsidiary that is not classified as a corporation for federal income tax purposes pursuant to Code Section 7701.

“Person” means any natural person or any general partnership, limited partnership, limited liability partnership, limited liability limited partnership, corporation, joint venture, trust, business trust, cooperative, association, limited liability company or other entity, including the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

“PRC” means the People’s Republic of China.

“Preferred Member(s)” means the Members holding Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, and their respective successors and assigns in respect of such Shares.

“Preferred Share(s)” means the Series A Preferred Share(s), the Series B Preferred Share(s), and the Series C Preferred Share(s), as the case may be.

“Priority Return” means, (x) with respect to any Series A Member as of a particular determination date, a return on the amount of the aggregate Unreturned Series A Original Issue Price of all of such Series A Member’s Series A Preferred Shares, (y) with respect to any Series B Member as of a particular determination date, a return on the amount of the aggregate Unreturned Series B Original Issue Price of all of such Series B Member’s Series B Preferred Shares, (z) with respect to any Series C Member as of a particular determination date, a return on the amount of the aggregate Unreturned Series C Original Issue Price of all of such Series C Member’s Series C Preferred Shares, in each case, computed at a rate of 8% per annum, non-compounded, determined on a cumulative basis from the date the LLC received the purchase price for such Preferred Shares, through the determination date.

“Prior LLC Agreement” has the meaning set forth in the second recital to this Agreement.

“Pro Rata Share” means, for any Member holding Incentive Shares, a fraction, the numerator of which is the aggregate number of Incentive Shares held by such Member and the denominator of which is the aggregate number of Common Shares held by all Common Members.

“Public Offering” means a firm commitment underwritten public offering of the LLC’s Common Shares (or the common stock of a successor corporation or Affiliate) in the United States pursuant to a registration statement on Form S-1 (or any equivalent or successor form) under the Securities Act of 1933, or in Hong Kong or London pursuant to any registration statement or other document comparable to the Form S-1, lead-managed by an underwriter of national standing, for listing on a nationally recognized exchange or trading system.

“Purchase Agreement” shall have the meaning set forth in Section 4(a)(ii) hereof.

“Qualified Public Offering” means a Public Offering of the LLC (or of a successor corporation or Affiliate) on any of the NYSE, NASDAQ, AIM (operated by the London Stock Exchange) and the Hong Kong H Share Market in which the price paid by the public for such shares shall be at least 1.0 times the Series C Preferred Share purchase price of $26.64, subject to equitable adjustment for any stock splits, stock dividends, combinations of shares and the like, which results in net proceeds to the LLC (after deduction of underwriters’ discounts and commissions) in an amount not less than $50,000,000.

“Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement dated on or about the date hereof by and among the LLC and certain Members who are parties thereto from time to time, as the same may be amended, modified or supplemented from time to time.

“Related Party” shall include (i) any Manager or Executive Officer, (ii) any immediate family member of a Manager or Executive Officer, which includes parents, children, stepparents, stepchildren, spouses, siblings and in-laws, (iii) any 5% or more Member, and (iv) any immediate family member of a 5% or more Member.

“Reserve Amount” means, with respect to any Incentive Share at any particular time an amount equal to the fair market value (based on a liquidation analysis) of one Common Share, as determined in good faith by the Board of Managers at the time such Incentive Share is issued by the LLC.

“Requisite Consent of Common Members” means the prior affirmative written consent or approval of Common Members holding a majority of the Common Shares excluding for purposes of such calculation Common Shares issued or issuable upon conversion of the Preferred Shares. Any action that may be taken at a meeting of the Common Members may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed and dated by Common Members holding a majority of Common Shares held by all Common Members; provided that such Common Members have received prior written notice of any written consent. Such consent shall have the same force and effect as a vote of the signing Common Members at a meeting duly called and held.

“Restricted Share Agreements” means those certain Restricted Share Agreements by and between the LLC and each of the Members who holds Incentive Shares.

“Rights or Options” has the meaning set forth in Section 6(j) of the Statement of Designations.

“Safe Harbor Valuation Election” has the meaning set forth in Section 7(h) hereof.

“Securities” means the Common Shares and the Preferred Shares, and any other securities of any type whatsoever convertible or exchangeable, directly or indirectly, for Common Shares.

“Series A Closing Date” shall have the meaning set forth in Section 7(c) of the Statement of Designations.

“Series A Conversion Price” shall have the meaning set forth in Section 6(a) of the Statement of Designations.

“Series A Designated Managers” shall have the meaning set forth in Section 3(c).

“Series A Election Notice” shall have the meaning set forth in Section 7(c) of the Statement of Designations.

“Series A Liquidation Value” shall have the meaning set forth in Section 4(b) of the Statement of Designations.

“Series A Member(s)” means the Members holding Series A Preferred Shares and their respective successors and assigns in respect of such Shares.

“Series A Original Issue Price” means with respect to the Series A Preferred Shares, an amount per share equal to US$.73276 (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization affecting the outstanding Series A Preferred Shares).

“Series A Preferred Shares” means the LLC’s Series A Convertible Preferred Shares, having the rights, limitations and preferences established by the Statement of Designations.

“Series B Closing Date” shall have the meaning set forth in Section 7(b) of the Statement of Designations.

“Series B Conversion Price” shall have the meaning set forth in Section 6(a) of the Statement of Designations.

“Series B Designated Managers” shall have the meaning set forth in Section 3(c).

“Series B Election Notice” shall have the meaning set forth in Section 7(b) of the Statement of Designations.

“Series B Liquidation Value” shall have the meaning set forth in Section 4(b) of the Statement of Designations.

“Series B Member(s)” means the Members holding Series B Preferred Shares and their respective successors and assigns in respect of such Shares.

“Series B Original Issue Date” means the date on which the first Series B Preferred Share was originally issued.

“Series B Original Issue Price” means with respect to the Series B Preferred Shares, an amount per share equal to US$1.43854 (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization affecting the outstanding Series B Preferred Shares).

“Series B Preferred Shares” means the LLC’s Series B Convertible Preferred Shares, having the rights, limitations and preferences established by the Statement of Designations.

“Series C Closing Date” shall have the meaning set forth in Section 7(a) of the Statement of Designations.

“Series C Conversion Price” shall have the meaning set forth in Section 6(a) of the Statement of Designations.

“Series C Designated Manager” shall have the meaning set forth in Section 3(c).

“Series C Election Notice” shall have the meaning set forth in Section 7(a) of the Statement of Designations.

“Series C Liquidation Value” shall have the meaning set forth in Section 4(b) of the Statement of Designations.

“Series C Member(s)” means the Members holding Series C Preferred Shares and their respective successors and assigns in respect of such Shares.

“Series C Original Issue Date” means the date on which the first Series C Preferred Share was originally issued.

“Series C Original Issue Price” means with respect to the Series C Preferred Shares, an amount per share equal to US$26.64 (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization affecting the outstanding Series C Preferred Shares).

“Series C Preferred Shares” means the LLC’s Series C Convertible Preferred Shares, having the rights, limitations and preferences established by the Statement of Designations.

“Services Agreement” means that certain Framework Agreement for Processing Services dated as of November 15, 2005 by and between the LLC and the EDS Investor.

“Shares” means all units of “limited liability company interest” within the meaning of Section 18-101(8) of the Act, together with all voting or consent rights (if any) and any other rights appertaining to such limited liability company interest under this Agreement. The term “Shares” includes, collectively, Common Shares and Preferred Shares.

“Statement of Designations” shall mean Appendix II to this Agreement, which establishes the preferences, rights, qualifications and restrictions relating to the LLC’s Common Shares and Preferred Shares.

“Subsidiary” means any corporation or other entity a majority of the voting securities or economic interests of which is directly or indirectly held or controlled by the LLC.

“Tax Distribution” has the meaning set forth in Section 6(d) hereof.

“Tax Distribution Rate” has the meaning set forth in Section 6(d) hereof.

“Transfer” (and corresponding grammatical variations thereof) means, when used as a noun, any disposition of all or any portion of Shares, for value or otherwise, including, without limitation, any sale, gift, bequest, assignment, pledge or encumbrance, and whether effected by contract, by operation of law or otherwise. “Transfer” (and corresponding grammatical variations thereof) when used as a verb, shall have a correlative meaning.

“Treasury Regulations” has the meaning set forth in Section 4(c) hereof.

“Unpaid Series A Priority Return” means, with respect to any Series A Member as of a particular determination date, the excess of (i) such Series A Member’s Priority Return over (ii) the aggregate amount of distributions made to such Series A Member pursuant to Section 4(a)(iii) of the Statement of Designations, determined on a cumulative basis from the date the LLC received the purchase price for the Series A Preferred Shares through such determination date.

“Unpaid Series B Priority Return” means, with respect to any Series B Member as of a particular determination date, the excess of (i) such Series B Member’s Priority Return over (ii) the aggregate amount of distributions made to such Series B Member pursuant to Section 4(a)(ii) of the Statement of Designations, determined on a cumulative basis from the date the LLC received the purchase price for the Series B Preferred Shares through such determination date.

“Unpaid Series C Priority Return” means, with respect to any Series C Member as of a particular determination date, the excess of (i) such Series C Member’s Priority Return over (ii) the aggregate amount of distributions made to such Series C Member pursuant to Section 4(a)(i) of the Statement of Designations, determined on a cumulative basis from the date the LLC received the purchase price for the Series C Preferred Shares through such determination date.

“Unpermitted Deficit” has the meaning set forth in Section 7 (a) hereof.

“Unreturned Series A Original Issue Price” means, with respect to any Series A Member as of a particular determination date, the excess of (i) the aggregate Series A Original Issue Price of such Series A Member’s Series A Preferred Shares over (ii) the aggregate amount of distributions made to such Series A Member pursuant to Section 4(a)(iv) of the Statement of Designations, determined on a cumulative basis from the date the LLC received the purchase price for the Series A Preferred Shares through such determination date.

“Unreturned Series B Original Issue Price” means, with respect to any Series B Member as of a particular determination date, the excess of (i) the aggregate Series B Original Issue Price of such Series B Member’s Series B Preferred Shares over (ii) the aggregate amount of distributions made to such Series B Member pursuant to Section 4(a)(iv) of the Statement of Designations, determined on a cumulative basis from the date the LLC received the purchase price for the Series B Preferred Shares through such determination date.

“Unreturned Series C Original Issue Price” means, with respect to any Series C Member as of a particular determination date, the excess of (i) the aggregate Series C Original Issue Price of such Series C Member’s Series C Preferred Shares over (ii) the aggregate amount of distributions made to such Series C Member pursuant to Section 4(a)(iv) of the Statement of Designations, determined on a cumulative basis from the date the LLC received the purchase price for the Series C Preferred Shares through such determination date.

“Xinerfu Investor” shall mean Xinerfu Holdings LLC.

“Xinerfu Manager” shall have the meaning set forth in Section 3(c).

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APPENDIX II

STATEMENT OF DESIGNATIONS, PREFERENCES AND RIGHTS OF COMMON AND PREFERRED SHARES OF CHINA RISK FINANCE LLC

This Statement of Designations (this “Statement of Designations”) constitutes an integral part of the Fourth Amended and Restated Limited Liability Company Agreement dated as of July 1, 2015, as such may thereafter be amended (the “Agreement”) for all purposes as if the Statement of Designations had been contained in the main section thereof rather than attached thereto as an Appendix. The following is a statement of the designation and the preferences, rights, qualifications and restrictions relating to the LLC’s Common Shares, Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares.

1. Definitions. All capitalized terms used in this Statement of Designations and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2. Designation. The series of Shares designated hereunder shall be (a) the “Common Shares,” (b) the “Series A Preferred Shares,” (c) the “Series B Preferred Shares,” and (d) the “Series C Preferred Shares.”

3. Authorized Number. Subject to this Agreement and this Statement of Designations, the authorized number of Shares shall be established from time to time by the Board of Managers.

4. Distributions.

(a) In General. Except as provided in Sections 6(d) of this Agreement with respect to Tax Distributions, any distributions made prior to a Liquidation Event shall be made at such times and in such manner as shall be determined by the Board of Managers and subject to this Section 4 and Sections 5(b) and (c) hereof. Except as otherwise provided in Section 6(d) of this Agreement with respect to Tax Distributions, all distributions made prior to a Liquidation Event shall be made to the Members in the following order of priority:

(i) First, to the Series C Members, in proportion to their respective Unpaid Series C Priority Returns, the aggregate amount of the Series C Members’ Unpaid Series C Priority Returns;

(ii) Second, to the Series B Members, in proportion to their respective Unpaid Series B Priority Returns, the aggregate amount of the Series B Members’ Unpaid Series B Priority Returns;

(iii) Third, to the Series A Members, in proportion to their respective Unpaid Series A Priority Returns, the aggregate amount of the Series A Members’ Unpaid Series A Priority Returns;

(iv) Thereafter, (1) to the Common Members in proportion to the number of Common Shares (but excluding unvested Incentive Shares) held by each Common Member, the amount obtained by multiplying the aggregate amount to be distributed pursuant to this Section 4(a)(iv) by a fraction the numerator of which is equal to the number of all Common Shares (excluding any unvested Incentive Shares) held by the Common Members and the denominator of which is equal to the number of all Shares (excluding any unvested Incentive Shares) held by all Members (on an “as converted” basis), and (2) the remainder, if any, to the Series C Members, Series B Members and the Series A Members, in proportion to the number of Series C Preferred Shares, Series B Preferred Shares and Series A Preferred Shares (on an “as converted” basis) held by each Series C Member, Series B Member and Series A Member.

(b) All distributions upon a Liquidation Event shall be made to the Members in the following order of priority:

(i) First, to each Series C Member, an amount equal to the greater of (y) the amount equal to the Unreturned Series C Original Issue Price plus any Unpaid Series C Priority Return payable to such Series C Member and (z) such Series C Member’s pro rata share of all amounts being distributed if such Series C Members’ Series C Preferred Shares had been converted into Common Shares pursuant to Section 6 hereof immediately prior to such Liquidation Event (the “Series C Liquidation Value”). If, after paying or making provisions for the payment of all liabilities of the LLC, the assets of the LLC available for distribution to the Series C Members and in connection with a Liquidation Event shall be insufficient to pay the Series C Liquidation Value, then the remaining assets and funds of the LLC will be distributed to such Series C Members pro rata, so that each Series C Member receives that portion of the assets available for distribution as the amount of the Series C Liquidation Value to which such Series C Member would otherwise be entitled bears to the amount of the Series C Liquidation Value to which all Series C Members would otherwise be entitled pursuant to this Section 4(b)(i).

(ii) Second, to each Series B Member, an amount equal to the greater of (y) the amount equal to the Unreturned Series B Original Issue Price plus any Unpaid Series B Priority Return payable to such Series B Member and (z) such Series B Member’s pro rata share of all amounts being distributed if such Series B Members’ Series B Preferred Shares had been converted into Common Shares pursuant to Section 6 hereof immediately prior to such Liquidation Event (the “Series B Liquidation Value”). If, after paying or making provisions for the payment of all liabilities of the LLC, and the distributions to the Series C Members under Section 4(b)(i) above, the assets of the LLC available for distribution to the Series B Members and in connection with a Liquidation Event shall be insufficient to pay the Series B Liquidation Value, then the remaining assets and funds of the LLC will be distributed to such Series B Members pro rata, so that each Series B Member receives that portion of the assets available for distribution as the amount of the Series B Liquidation Value to which such Series B Member would otherwise be entitled bears to the amount of the Series B Liquidation Value to which all Series B Members would otherwise be entitled pursuant to this Section 4(b)(ii).

(iii) Third, to each Series A Member, an amount equal to the greater of (y) the amount equal to the Unreturned Series A Original Issue Price plus any Unpaid Series A Priority Return payable to such Series A Member and (z) such Series A Member’s pro rata share of all amounts being distributed if such Series A Members’ Series A Preferred Shares had been converted into Common Shares pursuant to Section 6 hereof immediately prior to such Liquidation Event (the “Series A Liquidation Value”). If, after paying or making provisions for the payment of all liabilities of the LLC, the distributions to the Series C Members under Section 4(b)(i) above, and the distributions to the Series B Members under Section 4(b)(ii) above, the assets of the LLC available for distribution to the Series A Members and in connection with a Liquidation Event shall be insufficient to pay the Series A Liquidation Value, then the remaining assets and funds of the LLC will be distributed to such Series A Members pro rata, so that each Series A Member receives that portion of the assets available for distribution as the amount of the Series A Liquidation Value to which such Series A Member would otherwise be entitled bears to the amount of the Series A Liquidation Value to which all Series A Members would otherwise be entitled pursuant to this Section 4(b)(iii).

(iv) Fourth, to each Common Member holding Incentive Shares, an amount (not less than zero) equal to the excess of (A) such Member’s Pro Rata Share of the aggregate amount available for distribution by the LLC (after all distributions have been made pursuant to Sections 4(b)(i), (ii) and (iii) above, over (B) the aggregate Reserve Amounts with respect to all Incentive Shares held by such Member; and

(v) Thereafter, to the Common Members holding Common Shares in proportion to the number of Common Shares (but excluding Incentive Shares) held by each Common Member.

(c) For purposes of this Section 4, unless the context requires otherwise, “distribution” shall mean the transfer of cash or property without consideration, whether by way of distribution or dividend. The value of any such property shall be determined in good faith by the Board of Managers.

5. Voting.

(a) General. Except as otherwise provided herein or by law, with respect to any matter requiring a vote of the Members, each Common Share shall entitle its owner to cast one vote, and each Preferred Share shall entitle its owner to cast a number of votes equal to the number of whole Common Shares into which such Preferred Share shall then be convertible and the Preferred Shares and the Common Shares shall vote as a single class.

(b) Certain Preferred Share Voting Rights. In addition to any voting rights provided by law and Section 5(a), for so long as the number of outstanding Preferred Shares equals or exceeds 20% of the number of Preferred Shares outstanding on the Series C Original Issue Date, the LLC shall not, without the affirmative vote or written consent of the Majority in Interest of Preferred Members, voting together as a single class with any abstaining Preferred Members being deemed to have voted with the majority of those Preferred Members that did so vote, (so long as such Preferred Shares have not been converted into Common Shares):

(i) create, authorize the creation of or issue any class of Shares that is senior to or pari passu with any of the outstanding Preferred Shares whether by way of amendment to the Certificate of Formation or this Agreement, by merger or consolidation of LLC with any other entity or by reclassification of any outstanding class of Shares of the LLC, or by any other means, provided that such consent of Majority in Interest of Preferred Members shall not be unreasonably withheld;

(ii) amend or waive any provision of the Certificate of Formation or this Agreement in a manner that, alters or changes the rights, preferences, powers, privileges or restrictions of the Preferred Shares whether by way of amendment to the Certificate of Formation or this Agreement, by merger or consolidation of the LLC with any other entity or otherwise;

(iii) increase or decrease (other than by redemption or conversion) of the authorized number of shares of Preferred Shares;

(iv) except as set forth in Section 4(f) of this Agreement, create or adopt any stock option or incentive plan of the LLC or any Subsidiary or issue any Shares or warrants, options or other rights to purchase or acquire equity securities of the LLC or any Subsidiary to any employees, consultants, advisers, officers or managers of the LLC or any Subsidiary;

(v) consummate any Liquidation Event or cause or permit any Subsidiary to consummate any Liquidation Event (replacing “Subsidiary” for “LLC” for purposes of such definition);

(vi) redeem, purchase or otherwise acquire for value (or pay into or set aside a sinking fund for such purpose) any Securities, other than (A) the repurchases of Common Shares from employees, consultants, advisers, officers or managers pursuant to agreements that provide for such repurchases at cost (or such other amount, not to exceed fair market value, as the agreement pursuant to which such Common Shares were issued may provide) upon the termination of such individual’s employment or service to the LLC or any Subsidiary of the LLC, (B) repurchases of Securities by the LLC in accordance with the Investor Rights Agreement and (C) the redemption of Securities by the LLC in accordance with this Agreement;

(vii) materially change the LLC’s or any Subsidiary’s (1) business plan, (2) principal line of business operations or (3) the terms of any business licenses of the LLC and its Subsidiaries, taken as a whole, each as in effect or carried on as of the date hereof;

(viii) appoint or remove the then-appointed and acting Chief Executive Officer or Chief Financial Officer of the LLC, except in each case for the removal for cause, as reasonably determined by the Board of Managers;

(ix) grant any Person any registration rights which are senior to or pari passu with the registration rights granted to the Series C Members pursuant to the terms of the Registration Rights Agreement;

(ix) create, incur, assume or suffer to exist, or cause or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to indebtedness for money borrowed which amount is above $5,000,000 in the aggregate, provided that, such limit excludes any financing done to operationally facilitate funding loans (e.g., lending capital, or amounts associated with a mortgage credit certificate, securitization, and warehouse line of credit); or

(x) declare any dividend or make any distribution on the Common Shares (other than a dividend payable in Common Shares or Tax Distributions).

(c) Certain Preferred Share Voting Rights Regarding Matters Affecting a Particular Class. In addition to any voting rights provided by law and Section 5(a) and 5(b), for so long as any Preferred Shares remain outstanding, the LLC shall not, without the affirmative vote or written consent of the holders of a majority of an affected class of Preferred Shares, voting separately as a class, (so long as such Shares have not been converted into Common Shares), amend or waive any provision of the Certificate of Formation or the Agreement in a manner that adversely alters or changes the rights, preferences, powers, privileges or restrictions of such class of the Preferred Shares whether by way of amendment to the Certificate of Formation or the Agreement, by merger or consolidation of the LLC with any other entity or otherwise.

6. Conversion of Preferred Shares into Common Shares. The Preferred Members shall have conversion rights as follows:

(a) Right to Convert.

(i) Each Series A Preferred Share shall be convertible, at the option of the Series A Member that owns such Share, and without the payment of additional consideration by such Member, into such number of Common Shares as is determined by dividing (i) the Series A Original Issue Price thereof by (ii) the Series A Conversion Price (as defined below) in effect at the time of conversion. The “Series A Conversion Price” shall initially be the Series A Original Issue Price. Such initial Series A Conversion Price and the rate at which Series A Preferred Shares may be converted into Common Shares, shall be subject to adjustment as provided below.

(ii) Each Series B Preferred Share shall be convertible, at the option of the Series B Member that owns such Share, and without the payment of additional consideration by such Member, into such number of Common Shares as is determined by dividing (i) the Series B Original Issue Price thereof by (ii) the Series B Conversion Price (as defined below) in effect at the time of conversion. The “Series B Conversion Price” shall initially be the Series B Original Issue Price. Such initial Series B Conversion Price and the rate at which Series B Preferred Shares may be converted into Common Shares, shall be subject to adjustment as provided below.

(iii) Each Series C Preferred Share shall be convertible, at the option of the Series C Member that owns such Share, and without the payment of additional consideration by such Member, into such number of Common Shares as is determined by dividing (i) the Series C Original Issue Price thereof by (ii) the Series C Conversion Price (as defined below) in effect at the time of conversion. The “Series C Conversion Price” shall initially be the Series C Original Issue Price. Such initial Series C Conversion Price and the rate at which Series C Preferred Shares may be converted into Common Shares, shall be subject to adjustment as provided below.

(iv) In the event of a Liquidation Event the conversion rights of the Preferred Members shall terminate at the close of business on the day preceding the date fixed for the payment of any amounts distributable upon such Liquidation Event to such Preferred Members.

(b) Automatic Conversion. Upon the occurrence of a Qualified Public Offering, each Preferred Share shall, without any action required on the part of any such holder, automatically be converted into such number of Common Shares as is equal to the number of Common Shares determined by dividing, with respect to the Series A Preferred Shares: (i) the Series A Original Issue Price thereof by (ii) the Series A Conversion Price in effect at the time of conversion, with respect to the Series B Preferred Shares: (i) the Series B Original Issue Price thereof by (ii) the Series B Conversion Price in effect at the time of conversion, and with respect to the Series C Preferred Shares: (i) the Series C Original Issue Price thereof by (ii) the Series C Conversion Price in effect at the time of conversion. Upon such occurrence, any Member entitled to receive the Common Shares issuable upon conversion of the Preferred Shares shall be deemed to have converted such Preferred Shares immediately prior to, but subject to, the closing of such Qualified Public Offering.

(c) Mechanics of Conversion.

(i) Before any Preferred Member shall be entitled to receive Common Shares issuable upon conversion of any Preferred Shares pursuant to Section 6(a) hereof, it shall give written notice to the LLC that it elects to convert the same and shall state therein its name or the name or names of its nominees in which it wishes the Common Shares to be issued. The Board of Managers shall, as soon as practicable after receipt of such notice by the LLC or after a conversion pursuant to Section 6 hereof, amend Schedule A to this Agreement accordingly.

(ii) Conversions pursuant to Section 6(a) hereof shall be deemed to have been made immediately prior to the close of business on the date of such notice of election of conversion, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record owner or owners of such Common Shares on such date.

(d) Adjustment for Share Splits and Combinations. If the LLC shall at any time or from time to time after the Series C Original Issue Date effect a subdivision of the outstanding Common Shares, the Series A Conversion Price then in effect with respect to the Series A Preferred Shares, the Series B Conversion Price then in effect with respect to the Series B Preferred Shares and the Series C Conversion Price then in effect with respect to the Series C Preferred Shares, as appropriate, immediately before that subdivision shall be proportionately decreased. If the LLC shall at any time or from time to time after the Series C Original Issue Date combine the outstanding Common Shares, the Series A Conversion Price with respect to the Series A Preferred Shares then in effect, the Series B Conversion Price with respect to the Series B Preferred Shares then in effect and the Series C Conversion Price with respect to the Series C Preferred Shares then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 6(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e) Adjustment for Certain Distributions. In the event the LLC at any time or from time to time after the Series C Original Issue Date shall make or issue, or fix a record date for the determination of Common Members entitled to receive, a distribution payable in additional Common Shares, then and in each such event the Series A Conversion Price for the Series A Preferred Shares then in effect, the Series B Conversion Price for the Series B Preferred Shares then in effect and the Series C Conversion Price for the Series C Preferred Shares then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price, as appropriate, then in effect by a fraction:

(i) the numerator of which shall be the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(ii) the denominator of which shall be the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Common Shares issuable in payment of such distribution;

provided, that if such record date shall have been fixed and such distribution is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price for the Series A Preferred Shares, the Series B Conversion Price for the Series B Preferred Shares and the Series C Conversion Price for the Series C Preferred Shares shall be recomputed accordingly as of the close of business on such record date, and thereafter the Series A Conversion Price for the Series A Preferred Shares, the Series B Conversion Price for the Series B Preferred Shares and the Series C Conversion Price for the Series C Preferred Shares shall be adjusted pursuant to this Section 6(e) as of the time of actual payment of such distributions; and, provided further, that if the Members who own Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares simultaneously receive a distribution of Common Shares in a number equal to the number of Common Shares such Members would have received if all such Member’s Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares had been converted into Common Shares on the date of such event, then no such adjustment shall be made to the Series A Conversion Price, Series B Conversion Price and Series C Conversion Price.

(f) Adjustments for Other Distributions. In the event the LLC at any time or from time to time after the Series C Original Issue Date shall make or issue, or fix a record date for the determination of Common Members entitled to receive, a dividend or distribution payable in Securities of the LLC other than Common Shares, and the provisions of Section 4 of the Statement of Designations do not apply to such dividend or distribution, then and in each such event the holders of Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares shall receive, simultaneously with the distribution to the holders of Common Shares, a distribution of such Securities in an amount equal to the amount of such securities as they would have received if all outstanding Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares had been converted into Common Shares immediately prior to such event.

(g) Adjustment for Reclassification, Exchange or Substitution. If the Common Shares shall be changed into the same or a different number of Shares of any class or classes of Shares, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of Shares or distribution of Shares or other Securities provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then, and in each such event, the Series A Members, the Series B Members and the Series C Members shall have the right thereafter to convert their Preferred Shares into the kind and amount of Shares and other securities and property receivable upon such reorganization, reclassification, or other change, as would be received by owners of the number of Common Shares into which the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(h) Adjustment for Merger or Reorganization, Etc. Subject to the provisions of Section 4, in case of any consolidation or merger of the LLC with or into another entity or the sale of all or substantially all of the assets of the LLC to another entity, the Preferred Shares shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of Shares or other securities or property to which an owner of the number of Common Shares deliverable upon conversion of such Preferred Shares would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Managers) shall be made in the application of the provisions set forth in this Section 6 with respect to the rights and interests thereafter of the Preferred Shares, to the end that the provisions set forth in this Section 6 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any Shares or other property thereafter deliverable upon the conversion of the Preferred Shares.

(i) Adjustment Formula.

If before December 15, 2015 the LLC shall issue or sell or, in accordance with this Section 6, is deemed to have issued or sold any Additional Common Shares for a consideration per Additional Common Share less than the Series C Conversion Price applicable to the Series C Preferred Shares in effect immediately prior to such issuance or sale, then forthwith upon such issuance or sale, the Series C Conversion Price applicable to the Series C Preferred Shares, as appropriate, shall be reduced to the price per share for such Additional Common Shares. If on or after December 15, 2015 the LLC shall issue or sell or, in accordance with this Section 6, is deemed to have issued or sold any Additional Common Shares for a consideration per Additional Common Share less than the Series C Conversion Price applicable to the Series C Preferred Shares in effect immediately prior to such issuance or sale, then forthwith upon such issuance or sale, the Series C Conversion Price applicable to the Series C Preferred Shares, as appropriate, shall be reduced (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of Common Shares outstanding immediately prior to such issuance or sale plus (2) the number of Common Shares that the Aggregate Consideration Received by the LLC for the total number of Additional Common Shares so issued or sold would purchase at such Conversion Price; and (B) the denominator of which shall be the number of Common Shares outstanding immediately prior to issuance or sale plus the number of such Additional Common Shares so issued or sold.

If and whenever the LLC shall issue or sell or, in accordance with this Section 6, is deemed to have issued or sold any Additional Common Shares for a consideration per Additional Common Share less than the Series A Conversion Price applicable to the Series A Preferred Shares or the Series B Conversion Price applicable to the Series B Preferred Shares in effect immediately prior to such issuance or sale, then forthwith upon such issuance or sale, the Series A Conversion Price applicable to the Series A Preferred Shares and/or the Series B Conversion Price applicable to the Series B Preferred Shares, as appropriate, shall be reduced (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of Common Shares outstanding immediately prior to such issuance or sale plus (2) the number of Common Shares that the Aggregate Consideration Received by the LLC for the total number of Additional Common Shares so issued or sold would purchase at such Conversion Price; and (B) the denominator of which shall be the number of Common Shares outstanding immediately prior to issuance or sale plus the number of such Additional Common Shares so issued or sold.

For purposes of each of the clauses (A) and (B) in the two preceding paragraphs, (i) the number of Common Shares outstanding or deemed in accordance with this Section to be issued and outstanding at any time shall equal the sum of (w) all outstanding Common Shares, (x) all Common Shares issuable upon the conversion of all outstanding Convertible Securities, (y) all Common Shares issuable upon the exercise of all outstanding Rights or Options and (ii) the number of Common Shares deemed issuable upon exercise or conversion of such outstanding Rights, Options or Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Rights, Options or Convertible Securities resulting from the issuance of Additional Common Shares that is the subject of this calculation.

(j) Certain Definitions. For the purpose of making any adjustment required under this Section 6:

(i) “Additional Common Shares” shall mean all Common Shares issued by, or deemed to be issued by, the LLC, whether or not subsequently reacquired or retired by the LLC; provided, that “Additional Common Shares” shall not include: (A) the Series C Preferred Shares issued pursuant to the Purchase Agreement, (B) Securities issued pursuant to a Public Offering, and (C) (1) Incentive Shares issued or issuable to any current or former employees, consultants, advisers, officers or managers of the LLC or Subsidiary pursuant to Section 4(f) of this Agreement, (2) Common Shares issued as a dividend or distribution on the outstanding Shares in accordance with the terms of this Agreement, including the issuance of corporate stock to the Members of the LLC upon a conversion of the LLC to a corporation pursuant to Section 13(i) of this Agreement, (3) Common Shares issued upon the conversion of any debenture, warrant, option, or other convertible security outstanding as of the Series C Original Issue Date and disclosed in Section 2.3 of the Purchase Agreement, (4) Common Shares issuable upon a split, dividend, combination or similar event affecting the Common Shares, (5) Securities issued in connection with bona fide business combinations or corporate partnering arrangements approved by the Board of Managers, (6) Securities issued (and options and warrants therefor) to parties providing the LLC with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing approved by the Board of Managers, and (7) Securities issued to (a) licensors to the LLC of technology or patents, (b) collaborative partners of the LLC or (c) licensees of the LLC in connection with the development, marketing or commercialization of the LLC’s products, in each case, as approved by the Board of Managers in accordance with the terms of this Agreement.

(ii) The “Aggregate Consideration Received” by the LLC for any issue or sale, or deemed issue or sale, of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the LLC before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the LLC in connection with such issue or sale and without deduction of any expenses payable by the LLC; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Managers; and (C) if Additional Common Shares, Convertible Securities or Rights or Options to purchase either Additional Common Shares or Convertible Securities are issued or sold together with other stock or securities or other assets of the LLC for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Managers to be allocable to such Additional Common Shares, Convertible Securities or Rights or Options.

(iii) The “Convertible Securities” shall mean stock or other securities convertible into or exchangeable for Common Shares.

(iv) The “Effective Price” of Additional Common Shares shall mean the quotient determined by dividing the total number of Additional Common Shares issued or sold, or deemed to have been issued or sold, by the LLC under this Section 6, into the Aggregate Consideration Received, or deemed to have been received, by the LLC under this Section 6, for the issue of such Additional Common Shares.

(v) “Rights or Options” shall mean warrants, options or other rights to purchase or acquire Common Shares or Convertible Securities.

(k) Deemed Issuances. For the purpose of making any adjustment to the Series A Conversion Price of the Series A Preferred Shares, the Series B Conversion Price of the Series B Preferred Shares, and the Series C Conversion Price of the Series C Preferred Shares, as applicable, required under Section 6(i), if the LLC issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the Common Shares issuable upon exercise of such Rights or Options or the conversion or exchange of Convertible Securities is less than the Series A Conversion Price then in effect for the Series A Preferred Shares, the Series B Conversion Price then in effect for the Series B Preferred Shares, or the Series C Conversion Price then in effect for the Series C Preferred Shares, as appropriate, then the LLC shall be deemed to have issued, at the time of the issuance of such Rights or Options or Convertible Securities, that number of Additional Common Shares that is equal to the maximum number of Common Shares issuable upon exercise or conversion of such Rights or Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such Shares, an amount equal to the total amount of the consideration, if any, received by the LLC for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the LLC upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the LLC upon the conversion or exchange thereof; provided, that in any such case in which Additional Common Shares are deemed to be issued:

(i) No further adjustment in the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Shares upon the exercise of such Rights or Options or conversion or exchange of such Convertible Securities;

(ii) If such Rights or Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the LLC, then upon the exercise, conversion or exchange thereof, the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price, as applicable, computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Rights or Options or the rights of conversion or exchange under such Convertible Securities;

(iii) Upon the expiration or termination of any such unexercised Right, Option or unconverted Convertible Security, the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price shall be readjusted such that immediately following such expiration or termination, the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price shall be readjusted to the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price, as appropriate, in effect at the time of the original issue of such expired or terminated Right, Option or Convertible Security (unless an issuance or issuances subsequent to the original issue of such expired or terminated Right, Option or Convertible Security resulted in a readjustment or readjustments to the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, in which case the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price shall not be readjusted to the Series A Conversion Price, the Series B Conversion Price, or the Series C Conversion Price, as appropriate, in effect at the time of the original issue of such expired or terminated Right, Option or Convertible Security but, rather, the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price shall be readjusted taking into consideration the dilutive effect of such subsequent issuance(s));

(iv) In the event of any change in the number of Common Shares issuable upon the exercise, conversion or exchange of any such Right or Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price then in effect shall forthwith be readjusted to such Series A Conversion Price, Series B Conversion Price and Series C Conversion Price, as appropriate, as would have obtained had such revised terms been in effect upon the original date of issuance of such Right or Option or Convertible Security; and

(v) No readjustment pursuant to clause (ii), (iii) or (iv) above shall have the effect of increasing the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price, as appropriate, on the original adjustment date, or (ii) the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price that would have resulted from any issuances of Additional Common Shares between the original adjustment date and such readjustment date.

In the event the LLC, after the Series C Original Issue Date, amends the terms of any such Rights or Options or Convertible Securities (whether such Rights or Options or Convertible Securities were outstanding on the Series C Original Issue Date or were issued after the Series C Original Issue Date), then such Rights or Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Series C Original Issue Date, and the provisions of this Section 6(k) shall apply.

(l) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price, as appropriate, pursuant to this Section 6, the LLC at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Preferred Member, as appropriate, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The LLC shall, upon the written request at any time of any Preferred Member furnish or cause to be furnished to such Member a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series A Conversion Price in effect, the Series B Conversion Price in effect and/or the Series C Conversion Price in effect, as appropriate, and (iii) the number of Common Shares and the amount, if any, of other property which then would be received upon the conversion of the applicable Preferred Shares.

(m) Payment of Taxes. The LLC will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of Common Shares upon conversion of the Preferred Shares.

(n) Notice of Record Date. In the event:

(i) that the LLC makes a distribution with respect to its Common Shares payable in Common Shares or other Securities of the LLC;

(ii) that the LLC subdivides or combines its outstanding Common Shares;

(iii) of any reclassification of the Common Shares of the LLC (other than a subdivision or combination of its outstanding Common Shares or a distribution of Shares with respect to Common Shares), or of any consolidation or merger of the LLC into or with another entity, or of the sale of all or substantially all of the assets of the LLC; or

(iv) of the involuntary or voluntary dissolution, liquidation or winding up of the LLC;

then the LLC shall cause to be filed at its principal office or at the office of the transfer agent of the Preferred Shares and shall cause to be mailed to the Members at their last known addresses as shown on the records of the LLC or such transfer agent, at least ten (10) days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

(A) the record date of such distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the Common Members of record to be entitled to such distribution, subdivision or combination are to be determined, or

(B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that Common Members of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

7. Optional Redemption.

(a) Series C Redemption. At any time on or after July 1, 2020, the LLC may redeem the Series C Preferred Shares in whole or in part upon thirty (30) days written notice to the Series C Members for cash at a redemption price equal to the applicable portion of the Series C Liquidation Value calculated as of the closing date for such redemption (the “LLC Closing Date”). In addition, at the election of Majority in Interest of Series C Members, the Series C Members may, at any time on or after (i) July 1, 2021, or (ii) the consummation of any Liquidation Event, by giving written notice to the LLC (the “Series C Election Notice”), require that the LLC redeem all of the Series C Members’ Series C Preferred Shares. The LLC shall redeem such Series C Preferred Shares in an amount equal to the applicable portion of the Series C Liquidation Value calculated as of the closing date for such redemption (the “Series C Closing Date”), which date shall be specified by the LLC, but shall in no event be more than 90 days following the date of the delivery of the Series C Election Notice. As of the LLC Closing Date and Series C Closing Date, all rights of the Series C Member with respect to the Series C Preferred Shares shall cease and terminate, such Series C Preferred Shares being redeemed on such date shall no longer be deemed to be outstanding for any purpose whatsoever, and such Person shall no longer be a Series C Member. The applicable portion of the Series C Liquidation Value shall be paid by the LLC by delivering, on the LLC Closing Date or the Series C Closing Date, a promissory note for the applicable portion of the Series C Liquidation Value, which shall (i) be payable in equal annual installments over a four year period following the Closing Date, (ii) bear interest at the “applicable federal rate” as defined in Code Section 1274(d) for mid-term loans, compounded quarterly, (iii) provide for a default interest rate of 12% per annum, payable quarterly in arrears, in the event that the LLC defaults in the payment of any required redemption installment; (iv) be prepayable, in whole or in part, at any time without penalty, (v) be secured by pledge of all the assets of the LLC, which pledge will be subordinated to any senior debt of the LLC then outstanding, (vi) contain customary covenants for a subordinated note, including prohibitions on dividends and distributions to equity holders (other than tax distributions), redemption of stock (other than employee stock repurchases in the ordinary course of business), repayment of junior debt and incurrence of additional senior debt by the LLC, which covenants will be mutually acceptable and reasonable to the LLC and a Majority in Interest of Series C Members, and (vii) contain customary events of default for a subordinated note, including continued breach of covenants following a cure period, failure to pay principal and interest on time and bankruptcy events, which terms will be mutually acceptable and reasonable to the LLC and a Majority in Interest of Series C Members. Payment of the promissory note shall be fully subordinated to the payment of any indebtedness of the LLC for money borrowed, and in such case, the holder shall enter into subordination agreements for the benefit of lenders to the LLC with customary terms as reasonably requested by the LLC. No other class or series of capital stock shall be redeemable prior and in preference to the Series C Preferred Shares without the written consent of the holders of a Majority in Interest of the Series C Members.

(b) Series B Redemption. At the election of a Majority in Interest of Series B Members, and subject to the prior right of the Series C Members, the Series B Members may, at any time on or after October 17, 2013, by giving written notice to the LLC (the “Series B Election Notice”), require that the LLC redeem all of the Series B Members’ Series B Preferred Shares. The LLC shall redeem such Series B Preferred Shares in an amount equal to the applicable portion of the Series B Liquidation Value calculated as of the closing date for such redemption (the “Series B Closing Date”), which date shall be specified by the LLC, but shall in no event be more than 90 days following the date of the delivery of the Election Notice. As of the Series B Closing Date, all rights of the Series B Member with respect to the Series B Preferred Shares shall cease and terminate, such Series B Preferred Shares shall no longer be deemed to be outstanding for any purpose whatsoever, and such Person shall no longer be a Series B Member. The applicable portion of the Series B Liquidation Value shall be paid by the LLC by delivering, on the Series B Closing Date, a promissory note for the applicable portion of the Series B Liquidation Value, which shall (i) be payable in equal annual installments over a four year period following the Series B Closing Date, (ii) bear interest at the “applicable federal rate” as defined in Code Section 1274(d) for mid-term loans, compounded quarterly, (iii) provide for a default interest rate of 12% per annum, payable quarterly in arrears, in the event that the LLC defaults in the payment of any required redemption installment; (iv) be prepayable, in whole or in part, at any time without penalty, (v) be secured by pledge of all the assets of the LLC, which pledge will be subordinated to any senior debt of the LLC then outstanding, (vi) contain customary covenants for a subordinated note, including prohibitions on dividends and distributions to equity holders (other than tax distributions), redemption of stock (other than employee stock repurchases in the ordinary course of business), repayment of junior debt and incurrence of additional senior debt by the LLC, which covenants will be mutually acceptable and reasonable to the LLC and a Majority in Interest of Series B Members, and (vii) contain customary events of default for a subordinated note, including continued breach of covenants following a cure period, failure to pay principal and interest on time and bankruptcy events, which terms will be mutually acceptable and reasonable to the LLC and a Majority in Interest of Series B Members. Payment of the promissory note shall be fully subordinated to the payment of any indebtedness of the LLC for money borrowed, and in such case, the holder shall enter into subordination agreements for the benefit of lenders to the LLC with customary terms as reasonably requested by the LLC. No other class or series of capital stock shall be redeemable prior and in preference to the Series B Preferred Shares without the written consent of the holders of a Majority in Interest of Series B Members. Payment of the promissory note shall be fully subordinated to the payment of any indebtedness of the LLC for money borrowed and payment of any notes referred to in Sections 7(a) above, and in such case, the holder shall enter into subordination agreements for the benefit of lenders to the LLC and the Series C Member with customary terms as reasonably requested by the LLC and the Series C Member (which shall include, without limitation, a prohibition on any payments of principal or interest as long as any notes referred to in Sections 7(a) above remain outstanding).

(c) Series A Redemption. At the election of a Majority in Interest of Series A Members, and subject to the prior right of the Series C Members and Series B Members, the Series A Members may, at any time on or after October 17, 2013, by giving delivering written notice to the LLC (the “Series A Election Notice”), require that the LLC redeem all of the Series A Members’ Series A Preferred Shares. The LLC shall redeem such Series A Preferred Shares in an amount equal to the applicable portion of the Series A Liquidation Value calculated as of the closing date for such redemption (the “Series A Closing Date”), which date shall be specified by the LLC, but shall in no event be more than 90 days following the date of the delivery of the Series A Election Notice. As of the Series A Closing Date, all rights of the Series A Member with respect to the Series A Preferred Shares shall cease and terminate, such Series A Preferred Shares shall no longer be deemed to be outstanding for any purpose whatsoever, and such Person shall no longer be a Series A Member. The applicable portion of the Series A Liquidation Value shall be paid by the LLC by delivering, on the Series A Closing Date, a promissory note for the applicable portion of the Series A Liquidation Value, which shall (i) be payable in equal annual installments over a four year period following the Series A Closing Date (subject to the subordination provisions referred to below), (ii) bear interest at the “applicable federal rate” as defined in Code Section 1274(d) for mid-term loans, compounded quarterly, (iii) be prepayable, in whole or in part, at any time without penalty (subject to the subordination provisions referred to below), (iv) be secured by pledge of all the assets of the LLC, which pledge will be subordinated to any senior debt of the LLC then outstanding and any pledge referred to in Sections 7(a) and (b) above, (v) contain customary covenants for a subordinated note, including prohibitions on dividends and distributions to equity holders (other than tax distributions), redemption of stock (other than employee stock repurchases in the ordinary course of business), repayment of junior debt and incurrence of additional senior debt by the LLC, which covenants will be mutually acceptable and reasonable to the LLC and a Majority in Interest of Series A Members, and (vi) contain customary events of default for a subordinated note, including continued breach of covenants following a cure period, failure to pay principal and interest on time and bankruptcy events, which terms will be mutually acceptable and reasonable to the LLC and a Majority in Interest of Series A Members. Payment of the promissory note shall be fully subordinated to the payment of any indebtedness of the LLC for money borrowed and payment of any notes referred to in Sections 7(a) and (b) above, and in such case, the holder shall enter into subordination agreements for the benefit of lenders to the LLC, the Series C Member and the Series B Member with customary terms as reasonably requested by the LLC, the Series C Member and the Series B Member (which shall include, without limitation, a prohibition on any payments of principal or interest as long as any notes referred to in Sections 7(a) and (b) above remain outstanding).

EXHIBIT 4.1(f)

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amended and Restated Investor Rights Agreement (the “Agreement”) is entered into as of July 1, 2015 by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), each of the investors holding Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares of the Company listed on Schedule I hereto (the “Investors”) and any additional Investors that become parties to this Agreement by executing and delivering to the Company a counterpart signature page hereto (which such persons shall thereupon be deemed “Investors” for all purposes of this Agreement) and the persons and entities holding Common Shares of the Company listed on Schedule II hereto (the “Common Holders”) and any additional Common Holders that become parties to this Agreement by executing and delivering to the Company a counterpart signature page hereto (which such persons shall thereupon be deemed “Common Holders” for all purposes of this Agreement). The Investors and Common Holders are referred to herein collectively as the “Holders”.

Introduction

WHEREAS, the Company issued Series A Preferred Shares to certain of the Investors (the “Series A Investors”) pursuant to a Series A Preferred Share Purchase Agreement dated November 15, 2005 (the “Series A Share Purchase Agreement”) and in connection therewith, the Company, the Series A Investors and the Common Holders entered into an Investor Rights Agreement dated as of November 15, 2005 (the “Series A Agreement”);

WHEREAS, the Company issued Series B Preferred Shares to certain of the Investors (the “Series B Investors”) pursuant to a Series B Preferred Share Purchase Agreement dated October 17, 2007 (the “Series B Share Purchase Agreement”) and in connection therewith, the Company, the Series A Investors, the Series B Investors and the Common Holders entered into an Amended and Restated Investor Rights Agreement dated as of October 17, 2007 (the “Series B Agreement”), which amended and restated the Series A Agreement in its entirety (except for Section 5.19 of the Series A Agreement);

WHEREAS, the undersigned includes (i) the Company, (ii) a Majority of Investors (as such term is defined in the Series B Agreement), (iii) a majority of Series B Investors, (iv) a majority of Series A Investors including the EDS Investor, and (v) a Majority of Common Holders (as such term is defined in the Series B Agreement), and the Company, the Series A Investors, the Series B Investors and the Common Holders desire to amend and restate the Series B Agreement in its entirety as set forth herein and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Series B Agreement;

WHEREAS, the execution and delivery of this Agreement is an inducement and a condition precedent to the purchase by certain of the Investors (the “Series C Investors”) of the Series C Preferred Shares under the Series C Preferred Share Purchase Agreement dated as of the date hereof by and among the Company and certain of the Investors (the “Series C Share Purchase Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in Article 6 of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the investment by certain of the Investors under the Series A Share Purchase Agreement, the Series B Share Purchase Agreement, and the Series C Share Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

BOARD MATTERS

1.1 Indemnification; Insurance. The Company’s LLC Agreement shall at all times provide for (a) elimination of the liability of managers serving on the Company’s Board of Managers (the “Board”) to the maximum extent permitted by law and (b) indemnification of managers for acts on behalf of the Company to the maximum extent permitted by law, assuming for such purpose in each case that the Company is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”) and the members of the Board of Managers are directors of such a corporation. Notwithstanding the foregoing, in the event Delaware’s Limited Liability Company Act (the “LLC Act”) provides greater rights to indemnification or exculpation of liability than the DGCL, the provisions of the LLC Act shall apply.

ARTICLE 2

RIGHT TO ACQUIRE SECURITIES

2.1 Notice of Issuance. The Company will give each Investor at least thirty (30) days’ prior written notice of any proposed sale or issuance by the Company of any Securities, except for any Exempt Issuances. Such notice will identify the type and amount of Securities to be issued, the approximate date of issuance, and the price and other terms and conditions of the issuance. Such notice will also include an offer (the “Offer”) to sell to each Investor its Proportionate Percentage of such Securities (the “Offered Securities”) at the price and on the other terms and conditions as are proposed for such sale or issuance, which Offer by its terms shall remain open for a period of thirty (30) days from the date of receipt of such notice and which Offer may be accepted by any such Investor in such Investor’s sole discretion. The Offer will also specify each Investor’s Proportionate Percentage.

2.2 Acceptance. Each Investor shall give notice to the Company of such Investor’s intention to accept an Offer prior to the end of the 30-day period of such Offer, setting forth the portion of the Offered Securities that such Investor elects to purchase. Following the end of such 30-day period, the Company shall promptly, in writing, inform each Investor that elects to purchase all the shares available to it (each, a “Fully-Exercising Investor”) of any other Investor’s failure to do likewise. During the five (5) day period commencing after receipt by the Fully-Exercising Investors of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Offered Securities for which Investors were entitled to subscribe but which were not subscribed for by such Investors which is equal to the proportion that such Fully-Exercising Investor’s Proportionate Percentage bears to the Proportionate Percentage of all Fully-Exercising Investors who wish to purchase such unsubscribed shares.

2.3 Sale to Investors. Upon the closing of any sale or issuance as to which the Company has given notice under Section 2.1, the Investors shall purchase from the Company, and the Company shall sell to the Investors, the Offered Securities subscribed for by the Investors at the price and on the terms specified in the Offer, which shall be the same price and terms at which all other Persons, if applicable, will acquire a portion of such Offered Securities in connection with such sale or issuance.

2.4 Sale to Third Parties. If, but only if, the Investors do not subscribe for all of the Offered Securities, the Company shall have one hundred twenty (120) days from the end of the foregoing 30-day or 5-day period, whichever is applicable, to sell all or any part of such Offered Securities as to which Investors have not accepted an Offer to any other Persons (including other members of the Company), at a price and on terms and conditions which are no more favorable to such other Persons or less favorable to the Company than those set forth in the Offer. Any Offered Securities not purchased by the Investors or other Persons in accordance with Section 2.3 and this Section 2.4 may not be sold or otherwise disposed of until they are again offered to the Investors under the procedures specified in this Article 2.

2.5 Exempt Issuances. As used herein, “Exempt Issuances” means: (A) the issuance of Securities pursuant to the Series C Share Purchase Agreement; (B) the issuance of Securities pursuant to a Public Offering; (C) (1) the issuance of Incentive Shares to any current or former employees, officers, consultants, advisers, directors or managers of the Company and any Subsidiary pursuant to Section 4(f) of the LLC Agreement, (2) the issuance of Securities as a dividend or distribution on the outstanding Shares in accordance with the terms of the LLC Agreement, including the issuance of corporate stock to the members of the Company upon a conversion of the Company to a corporation pursuant to Section 13(i) of the LLC Agreement, (3) the issuance of Securities upon the conversion or exercise of Common Share Equivalents as to which the Company complied with the provisions of this Article, (4) the issuance of Securities pursuant to any split, dividend, combination or similar event affecting the Company’s Common Shares, (5) the issuance of Securities in connection with bona fide business combinations or corporate partnering arrangements approved by the Board, (6) the issuance of Securities (and options and warrants therefor) to parties in connection with the entry by the Company into equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing approved by the Board, and (7) the issuance of Securities to (a) licensors to the Company of technology or patents, (b) collaborative partners of the Company or (c) licensees of the Company in connection with the development, marketing or commercialization of the Company’s products, in each case, as approved by the Board, in accordance with the terms of the LLC Agreement.

2.6 Assignment of Preemptive Rights. Any Investor shall be entitled to assign such Investor’s rights under this Article II to any of such Investor’s Affiliates.

2.7 Post-Closing Offers. If the Board determines that it should, in the best interests of the Company, issue Securities which would otherwise be required to be offered under this Article prior to their issuance, it may issue such Securities without first complying with Sections 2.1 through 2.4 above; provided, that within thirty (30) days after such issuance it offers each Investor the opportunity to purchase such number of Securities as each such Investor would have been entitled to purchase had the Company complied with Sections 2.1 through 2.4 prior to such issuance.

ARTICLE 3

TRANSFER RESTRICTIONS

3.1 Transfer Restrictions. No Common Holder shall sell, pledge, give, assign, distribute, hypothecate, mortgage or transfer (all referred to herein as a “transfer”) any Securities owned by such Common Holder, directly or indirectly, to any Person, except (a) in compliance with the other provisions of this Article 3, or (b) in a Permitted Transfer without compliance with the other provisions of this Article 3. In addition to the transfer restrictions contained in the previous sentence, no Common Holder or Investor shall transfer any Securities of the Company to any competitor of the Company or any officer, director, manager or Affiliate of any competitor of the Company. The determination as to whether a Person is a competitor of the Company shall be made by the Board.

3.2 Offer to Company and Investors.

(a) Subject to compliance with Section 3.1 and any other applicable restrictions, if a Common Holder (the “Transferring Holder”) desires to transfer any of such Common Holder’s Securities, such Common Holder shall first offer such Securities to the Company and the Investors by written notice (the “Initial Notice”) stating the Securities such Common Holder desires to transfer, the proposed price (expressed in United States dollars), the terms of transfer (which shall be for cash payable upon the transfer), and the name of the proposed transferee of such Securities. The Company and each of the Investors shall then have forty-five (45) days from the date of the Initial Notice within which to give notice (the “Return Notice”) of the maximum number of such Securities they wish to acquire at the specified price and terms. Copies of each Return Notice shall be sent to the Company, to the Transferring Holder and to each Investor.

(b) The Company shall first be entitled to purchase any or all of the Securities offered. If the Company elects to purchase fewer than all of the Securities offered, each Series C Investor shall be entitled to acquire a pro rata portion of the balance of the Securities remaining, determined in accordance with their relative Series C Proportionate Percentages. If any Series C Investor elects to acquire less than such Investor’s pro rata portion of the available Securities, the other Series C Investors may acquire a pro rata portion of the balance of the remaining Securities, which is equal to the proportion that such other Series C Investor’s Series C Proportionate Percentage bears to the Series C Proportionate Percentage of all such other Series C Investors who wish to acquire any of the balance of the remaining Securities.

(c) If the Company and the Series C Investors in the aggregate elect to purchase fewer than all of the Securities offered, each Series B Investor shall be entitled to acquire a pro rata portion of the balance of the Securities remaining, determined in accordance with their relative Series B Proportionate Percentages. If any Series B Investor elects to acquire less than such Investor’s pro rata portion of the available Securities, the other Series B Investors may acquire a pro rata portion of the balance of the remaining Securities, which is equal to the proportion that such other Series B Investor’s Series B Proportionate Percentage bears to the Series B Proportionate Percentage of all such other Series B Investors who wish to acquire any of the balance of the remaining Securities.

(d) If the Company, the Series C Investors and the Series B Investors in the aggregate elect to purchase fewer than all of the Securities offered, each Series A Investor shall be entitled to acquire a pro rata portion of the balance of the Securities remaining, determined in accordance with their relative Series A Proportionate Percentages. If any such Series A Investor elects to acquire less than such Series A Investor’s pro rata portion of the Securities offered, then the Series A Investors may acquire a pro rata portion of the remaining Securities which is equal to the proportion that such Series A Investor’s Series A Proportionate Percentage bears to the Series A Proportionate Percentage of all such Series A Investors who wish to acquire any of the balance of the remaining Securities.

(e) In addition to the foregoing offer, each Investor shall, in the Return Notice, indicate whether such Investor desires to have a proportionate number of its Common Share Equivalents transferred in the same transaction pursuant to this Section 3.2(e). If the Company and the Investors do not elect to acquire all of the Securities offered by the Transferring Holder, the Transferring Holder may transfer all of the Securities proposed to be transferred subject to the right of each Investor to participate in such sale by selling to the proposed transferee such number of Common Share Equivalents as is equal to the product of (x) the number of Common Shares proposed to be sold by the Transferring Holder, times (y) a fraction, the numerator of which is the total number of Common Share Equivalents owned by such Investor, and the denominator of which is the sum of all Common Share Equivalents owned by all Investors and the Transferring Holder. Any sale of Common Share Equivalents by an Investor hereunder shall be for the same price and on the same terms as specified in the Initial Notice.

3.3 Payment. The Company shall, at the close of the 45-day period provided in Section 3.2 for delivery of the Return Notice, confirm by notice the Securities to be acquired by each Investor and by the Company. Payment for such Securities shall be delivered thereafter within forty-five (45) days at the price and on the terms specified in the Initial Notice, against receipt from the Transferring Holder of an instrument conveying the applicable Securities free and clear of all liens, restrictions, claims and encumbrances, except for restrictions provided under this Agreement or under applicable securities laws. The Company may offset any payment due to a Holder pursuant to this Article 3 against any indebtedness or other obligation of such Holder to the Company or any Subsidiary.

3.4 Right to Sell. If, at the close of the 45-day period provided in Section 3.2 for delivery of the Return Notice, the Company and the Investors have not sent notice of their intention to acquire, in the aggregate, all of the Securities offered, the Transferring Holder shall have ninety (90) days to transfer the Securities specified in the Initial Notice, together with any Common Share Equivalents to be included in such transfer pursuant to Section 3.2(e), at the price and on the terms, and to the proposed transferee, set forth in the Initial Notice; provided that the Investors will not be required to make any representations or warranties or to provide any indemnities in connection with such transfer other than with respect to title to the Securities being transferred by such Investor, such Investor’s authorization to transfer such Securities and any other representations and warranties required by the Company to ensure that the transfer of such Securities is accomplished in accordance with the Securities Act and the rules and regulations promulgated thereunder, or any other federal or state securities or blue sky laws. Any Investor whose Common Share Equivalents are being transferred pursuant to Section 3.2(e) shall, in order to be entitled to have such Securities transferred, deliver an instrument conveying the applicable Securities free and clear of all liens, restrictions, claims and encumbrances, except for restrictions provided under this Agreement or under applicable securities laws. The Transferring Holder shall provide the Company and the Investors with at least twenty (20) days’ notice of the date and place of the closing of the proposed transfer. After the expiration of such 90-day period, the Transferring Holder may not transfer such Securities unless and until they are again offered to the Company and the Investors under the procedures specified in this Article 3, where applicable.

3.5 Legends. All certificates or instruments representing Securities issued to any party to this Agreement shall bear substantially the following legends and any other legends required by law or the Board:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS AND OTHER OBLIGATIONS CONTAINED IN AN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS MEMBERS, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED WITHOUT COST TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY.

ARTICLE 4

COVENANTS

The Company will comply with each of the following covenants unless non-compliance is approved by a Majority of Investors:

4.1 Reports. The Company will furnish to each Manager on the Board of Managers, the following reports:

(a) Monthly Reports. Commencing with the month ending June 30, 2015, as soon as available after the end of each fiscal month of the Company, unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income and cash flows for such period and for the portion of the Company’s fiscal year ended on the last day of such month, all in reasonable detail and prepared in accordance with United States generally accepted accounting principles (“GAAP”), subject to year-end and audit adjustments.

(b) Quarterly Reports. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Company, unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income, members’ equity and cash flows for such period and for the portion of the Company’s fiscal year ended on the last day of such quarter, in each case setting forth in comparative form the corresponding figures for the same period and portion of the next preceding fiscal year and of the current Budget, all in reasonable detail and prepared in accordance with GAAP, subject to year-end and audit adjustments.

(c) Annual Reports. As soon as available and in any event within six (6) months after the end of each fiscal year of the Company, audited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such year and the related audited consolidated and consolidating statements of income, members’ equity and cash flows for such year, in each case setting forth in comparative form the corresponding figures for the next preceding fiscal year and of the current Budget, all in reasonable detail and in accordance with GAAP, and accompanied by the report on such consolidated financial statements of independent certified public accountants selected by the Audit Committee of the Board and if there is no Audit Committee of the Board, the Board.

(d) Certification as to Covenant Compliance. At the time of delivery of each monthly statement contemplated by Subsection 4.1(a), quarterly statement contemplated by Subsection 4.1(b) and annual statement contemplated by Subsection 4.1(c), a certificate, executed by the chief financial officer of the Company, stating that such officer has caused this Agreement and the LLC Agreement to be reviewed and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement or the LLC Agreement or, if such officer has such knowledge, specifying such default and the nature thereof.

(e) Audit Reports. As promptly as practicable and in any event within ten (10) days after receipt thereof, copies of all reports (including, without limitation, audit reports and so-called management letters) or written comments submitted to the Company or any of its Subsidiaries by independent certified public accountants or other management consultants in connection with each annual, interim or special audit in respect of the financial statements or the accounts or the financial or accounting systems or controls of the Company or any Subsidiary made by any such accountants or other management consultants;

(f) Budget. At least thirty (30) days prior to the beginning of each fiscal year of the Company, the Company will prepare and submit to the Board for approval a monthly and annual operating plan and budget, including balance sheet projections, covenant compliance calculations for all outstanding and projected indebtedness, cash flow projections, profit and loss projections for the Company and its Subsidiaries, and capital expenditure projections, by general category, all in reasonable detail (collectively, as so approved, the “Budget”). The Company will not make material changes to the Budget without the prior approval of the Board. The Company and its Subsidiaries will use all reasonable efforts to operate in all material respects in accordance with the Budget for each fiscal year.

(g) Securities Filings. As promptly as practicable and in any event within ten (10) days after the same are available, copies of all periodic and special reports, documents and registration statements which the Company or any Subsidiary furnishes or files, or any officer or manager of the Company or any of its Subsidiaries furnishes or files with respect to the Company or any of its Subsidiaries, with the Securities and Exchange Commission (the “SEC”), any similar regulatory authority, or any securities exchange.

(h) Material Adverse Changes. As promptly as practicable and in any event within ten (10) days after any officer of the Company obtains knowledge that there is a condition or event which has resulted in, or could reasonably be expected to result in, a material adverse change (including, without limitation, the filing of any litigation against or the commencement of any proceeding or investigation involving any Subsidiary) in the business, assets, condition (financial or otherwise) or prospects of the Company and any Subsidiary, taken as a whole, written notice specifying in reasonable detail the nature of such condition or event and what action the Company and/or Subsidiary proposes to take with respect thereto.

(i) Other Information. Such other information relating to the Company and any Subsidiary as from time to time may reasonably be requested.

4.2 Keeping of Records and Books of Account. The Company shall keep, and shall cause each of its Subsidiaries to keep, adequate records and books of account, in which complete entries will be made reflecting all financial transactions of the Company and its Subsidiaries.

4.3 New Developments; Non-Competition Agreement; Non-Disclosure and Developments Agreement. The Company has or shall (a) within ninety (90) days following the date hereof, use commercially reasonable best efforts to cause each current employee of, and consultant to, the Company and any Subsidiary, who has access to proprietary information of the Company and any Subsidiary and (b) require all employees and consultants hereafter employed or engaged as consultants by the Company or any Subsidiary, who have access to proprietary information of the Company or any Subsidiary to execute and deliver a non-competition, nondisclosure and developments agreement in the form previously approved by the Board and attached hereto as Exhibit A, which form is reasonably satisfactory to the Investors.

4.4 Observer Rights. As long as the DLB Investor or any of its Affiliates owns not less than twenty-five percent (25%) of the Series B Preferred Shares it purchased under the Series B Share Purchase Agreement (or an equivalent amount of Common Shares issued upon conversion thereof), the Company shall invite a representative of the DLB Investor to attend all regular meetings of the Company’s board of advisors (the “Advisory Board”) in an observer capacity and, in this respect, shall give such representatives copies of all materials that it provides to its advisors on such Advisory Board; and as long as the Broadline Investor or any of its Affiliates owns not less than twenty-five percent (25%) of the Series B Preferred Shares Broadline Investor purchased under the Series B Share Purchase Agreement (or an equivalent amount of Common Shares issued upon conversion thereof), the Company shall invite a representative of the Broadline Investor to attend all regular meetings of the Company’s Advisory Board in an observer capacity and, in this respect, shall give such representatives copies of all materials that it provides to its advisors on such Advisory Board; provided, however, that, in each case such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that, in each case, the Company reserves the right to withhold any information and to exclude such representatives from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if the DLB Investor, the Broadline Investor or their representatives are competitors of the Company.

4.5 Inspection. The Company shall permit the Broadline Investor, the DLB Investor, and any Series C Investor who owns not less than twenty percent (20%) of the Series C Preferred Shares it is purchasing under the Series C Share Purchase Agreement, at such Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 4.5 to provide access to any information that it reasonably considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

4.6 Indemnification. Each time any new Series A Designated Manager, Series B Designated Manager or Series C Designated Manager is appointed to the Board, then such Manager shall be entitled to enter into an Indemnification Agreement with the Company in the form attached as an exhibit to the Series C Share Purchase Agreement, which agreement shall be effective upon the date such Manager joins the Board and shall be executed and delivered by the Company within two (2) days after such Manager is appointed.

4.7 Non-Disclosure Agreement. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor or realize on its investment in the Company (including without limitation making tax filings with respect thereto), any confidential information obtained from the Company and any Subsidiary pursuant to the terms of this Agreement, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 4.7 by any such Investor), (ii) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information or (iii) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, that an Investor may disclose confidential information (a) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring or realizing on its investment in the Company, (b) to any officer, director, employee, shareholder, member or partner of such Investor in the ordinary course of business, or (c) as may otherwise be required by law or pursuant to the request of any regulatory agency having jurisdiction over the Investor; provided, that the Investor takes reasonable steps to minimize the extent of any such required disclosure, so long as in each case of clause (a), (b) and (c), such recipient is subject to an agreement or other legal obligation not to disclose such information. Notwithstanding the foregoing, in the event that any Investor is requested pursuant to, or required by, applicable law or regulation or by legal process or regulatory request to disclose any confidential information obtained from the Company or any Subsidiary, each Investor agrees that it will provide the Company with prompt notice of such request(s) to enable the Company or any Subsidiary to seek an appropriate protective order or other appropriate remedy, and each Investor shall reasonably cooperate with the Company and any Subsidiary to obtain such protective order or other remedy. In the event that such protective order or other remedy is not obtained, such Investor may disclose to any tribunal only that portion of such confidential information which such Investor is advised by counsel is legally required to be disclosed, and each Investor shall exercise reasonable efforts to preserve the confidential nature of the confidential information. Notwithstanding the foregoing, (i) UBS Investment Bank and Broadline Capital LLC may disclose confidential information to any of its wealth management clients or potential investors, as applicable, during the marketing and issuance of either direct investments into Series B or Series C Preferred Shares or structured products linked to Series C Preferred Shares, so long as the recipient is subject to an agreement or other legal obligation not to disclose this information, (ii) UBS Investment Bank may disclose confidential information to any agents, clearing systems and any other party that UBS Investment Bank acting in good faith deems necessary as part of the issuance process of the structured product(s) linked to the Series C Preferred Shares and (iii) Investors may disclose confidential information to potential purchasers of their Shares, provided (A) such Investor notifies the Company of such disclosure, (B) the recipient of the information is not primarily engaged in a business that competes with the Company in the origination of loans below US$10,000 in China and (C) the recipient is subject to an agreement not to disclose such information and any such Investor granting a third party access to confidential information of the Company shall take commercially reasonable measures to protect the confidentiality of, and to avoid having confidential information of the Company enter the public domain or become publicly available, which measures shall include at least the same degree of care that such Investor utilizes to protect its own confidential information of a similar nature.

4.8 Conduct of Business. The Company shall cause the following to take place promptly following the date hereof:

(a) All necessary approvals and consents required for the vesting in the Company or any of the CRF Entities, as applicable, of title to and ownership of technology and related assets and Company Intellectual Property rights for the operation of the Business shall be obtained as soon as practicable and in accordance with the relevant rules and regulations (including, without limitation, any time limits imposed thereunder); and

(b) All necessary approvals and consents required for operation of certain contemplated business in PRC shall be obtained as soon as practicable and in accordance with the relevant rules and regulations (including without limitation, any time limits imposed thereunder).

4.9 FCPA Compliance. (a) The Company will not, and will cause the CRF Entities not, (1) to offer, promise to offer, authorize or make, directly or indirectly, payments or other inducements to any Foreign Official in order to assist the Company or any of the CRF Entities, as the case may be, in obtaining or retaining business for or with, or directing business to, any person, in any case in violation of the FCPA, and (2) take any actions that would cause any of the Investors to be in violation of such law. None of the proceeds from the sale of any Series C Preferred Shares pursuant to the Series C Share Purchase Agreement will be paid, directly or indirectly, to any government or party official.

(b) The Company will consult with its own U.S. counsel if it has any further questions concerning the FCPA. The Company hereby undertakes to the Investors that it will perform all steps necessary to ensure that agents, consultants and other third parties retained or otherwise used by the Company or any of the CRF Entities do not take any action prohibited by the FCPA.

(c) The Company agrees to cooperate and cause all the CRF Entities to cooperate in good faith with the Investors to provide the Investors or, at the Company’s option, an independent third-party auditor appointed by the Investors, with access to the portions of the Company’s or such CRF Entity’s books and records (or complete sets of copies thereof), to the extent that any Investor reasonably believes such access and review to be necessary to demonstrate and ensure the compliance with the FCPA by the Company and the CRF Entities.

4.10 WFOE. The Company shall not cause or permit any WFOE to engage in or be involved in any merger, consolidation, liquidation, sale, exchange or other disposition of all or substantially all of its assets, or other reorganization, recapitalization or equity structure change, if such transaction would result in the recognition of material taxable income for US federal income tax purposes in a taxable year of the Company prior to the taxable year in which the Company realized cash proceeds of such transaction commensurate with the amount of such taxable income.

4.11 Certain PRC Law Issues.

The Company shall require all of its Members, including without limitation those Members who hold Incentive Shares, who are PRC residents (the “PRC Shareholders”) to enter into an undertaking, in a form satisfactory to the Board, which requires each of the PRC Shareholders (i) to register his or her shares of the Company with the relevant PRC authorities, including without limitation the State Administration of Foreign Exchange, in accordance with the procedures and requirements set forth in the relevant PRC laws, regulations and rules, if it is determined by the Company that such registration is necessary; (ii) to bear all liabilities associated with any non-compliance and indemnify the Company to the fullest extent of PRC laws, regulations and rules for any loss or damages the Company may suffer therefrom; and (iii) to acknowledge and agree that the Company shall have the right to cancel, revoke, repurchase or otherwise divest his or her Shares of the Company at such time and in such manner as the Company may deem necessary in its sole discretion, in the event of any non-compliance.

ARTICLE 5

MISCELLANEOUS

5.1 Failure to Deliver Securities. If any Holder fails to deliver any Securities to be acquired, transferred or exchanged under Article 3, the acquirer may elect to establish a segregated account in the amount of the price to be paid therefore, such account to be turned over to such Holder upon delivery of instruments transferring the Securities and upon compliance by such Holder with any other applicable provisions under Article 3. If a segregated account is so established, the Company shall take such action as is appropriate to transfer record title to the Securities from such Holder to the acquirer. Each Holder hereby irrevocably grants the Company a power of attorney, which power of attorney is deemed coupled with any interest, to effectuate the purposes of this Section 5.1.

5.2 Requirement to Sign Agreement.

(a) Notwithstanding anything to the contrary contained in this Agreement, no Person shall acquire any Common Shares from the Company or a Holder after the date hereof (other than Common Shares issuable upon conversion of the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares), whether by transfer from a Holder, issuance by the Company or otherwise, and whether or not any such Securities are subject to vesting or similar restrictions, unless such Person first becomes a signatory to this Agreement as a “Common Holder” and the LLC Agreement as a “Member”, agreeing to be bound by all the terms of this Agreement (which event shall not be deemed to be an amendment or modification of this Agreement) and the LLC Agreement pursuant to an instrument of accession or other joinder agreement, in the case of this Agreement, in substantially the form attached hereto as Exhibit B; provided, that the foregoing requirement will not apply to Securities sold in a Public Offering or Securities sold into the public markets following a Public Offering. The Company shall not issue any Securities or transfer any Securities on its books which have been issued or transferred in violation of this Agreement, or treat as the owner of such Securities, or accord the right to vote as such owner or pay dividends or other distributions to, any Person to which any such Securities shall have been issued or transferred in violation of this Agreement.

(b) Notwithstanding anything to the contrary contained in this Agreement, no Person shall acquire any Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Common Shares issuable upon conversion of such Preferred Shares from the Company, a Common Holder or an Investor after the date hereof, whether by transfer from an Investor or Common Holder, issuance by the Company or otherwise, and whether or not any such Securities are subject to vesting or similar restrictions, unless such Person first becomes a signatory to this Agreement as an “Investor” and/or “Common Holder”, as applicable and the LLC Agreement as a “Member”, agreeing to be bound by all the terms of this Agreement (which event shall not be deemed to be an amendment or modification of this Agreement) and the LLC Agreement pursuant to an instrument of accession or other joinder agreement in substantially the form attached hereto as Exhibit B; provided, that the foregoing requirement will not apply to Securities sold in a Public Offering or Securities sold into the public markets following a Public Offering.

5.3 Exercise of Contractual Rights. The Company and the Holders recognize, acknowledge and agree that the Holders have substantial financial interests in the Company to preserve and that the exercise by them of any of their respective rights under this Agreement or any of other agreements between the Company and one or more Holders shall not be deemed to constitute a lack of good faith, a breach of any fiduciary duty or unfair dealing.

5.4 Specific Enforcement. Each Holder expressly agrees that the other Holders and the Company would be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms or provisions of this Agreement by any Holder, each of the other Holders and the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, and/or decree for specific performance, in accordance with the provisions hereof, without the necessity of proof of actual charges or the posting of a bond or other security.

5.5 Successors and Assigns. Subject to the restrictions on transfers set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the Company, the Holders and their respective successors, successors-in-title, heirs and assigns, and each such Person shall hold all Securities subject to all of the terms and provisions of this Agreement.

5.6 Amendments; Waivers.

(a) No modification or amendment of this Agreement shall be valid or binding unless such modification or amendment is in writing and duly executed by (i) the Company, (ii) a Majority of Investors and (iii) a Majority of Common Holders, provided, that (v) any modification or amendment that adversely affects the holders of the Series C Preferred Shares shall require the consent of the holders of a majority of the Series C Preferred Shares, (w) any modification or amendment that adversely affects the holders of the Series B Preferred Shares shall require the consent of the holders of a majority of the Series B Preferred Shares, (x) any modification or amendment that adversely affects the holders of the Series A Preferred Shares shall require the consent of the holders of a majority of the Series A Preferred Shares AND each holder of the Series A Preferred Shares who holds at least twenty-eight percent (28%) of all Series A Preferred Shares held by all of the holders of the Series A Preferred Shares, calculated as of the date of the Series A Initial Closing under the Series A Share Purchase Agreement, (y) no modification or amendment may treat one Investor or group of Investors more adversely than any other Investor or group of Investors without the consent of such one Investor or by the holders of a majority of the Series A Preferred Shares, the Series B Preferred Shares or the Series C Preferred Shares held by such group of Investors, as applicable, so adversely affected and (z) no modification or amendment may treat one Common Holder or group of Common Holders more adversely than any other Common Holder or group of Common Holders without the consent of the holders of a majority of the Common Shares held by all such Common Holders so adversely affected.

(b) The rights of the Company hereunder may be waived in writing by the Company. The rights of all Common Holders may be waived in writing by a Majority of Common Holders. The rights of all Investors may be waived in writing by a Majority of Investors. The rights of the Series A Investors may be waived in writing by the holders of a majority of the Series A Preferred Shares AND each holder of the Series A Preferred Shares who holds at least twenty-eight percent (28%) of all Series A Preferred Shares held by all of the holders of the Series A Preferred Shares, calculated as of the date of the Series A Initial Closing under the Series A Share Purchase Agreement. The rights of the Series B Investors may be waived in writing by the holders of a majority of the Series B Preferred Shares. The rights of the Series C Investors may be waived in writing by the holders of a majority of the Series C Preferred Shares. Notwithstanding the foregoing, (i) no waiver may treat one Investor or group of Investors more adversely than any other Investor or group of Investors without the consent of such one Investor or by the holders of a majority of the Series A Preferred Shares, the Series B Preferred Shares or the Series C Preferred Shares held by such group of Investors, as applicable, so adversely affected and (ii) no waiver may treat one Common Holder or group of Common Holders more adversely than any other Common Holder or group of Common Holders without the consent of such one Common Holder or by the holders of a majority of the Common Shares held by such group of Common Holders so adversely affected.

(c) The waiver by any party of a breach of any provision of this Agreement shall not be construed as a waiver or a continuing waiver of the same or any subsequent breach of this Agreement. No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

5.7 Notices. All notices, demands and communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified mail, return receipt requested, or (c) sent by nationally recognized overnight delivery service, to the Holders hereto at the addresses set forth on Schedule I or Schedule II, as appropriate and to the Company as follows:

c/o Jade Capital Management LLC

35 East 38th Street, Suite 11C

New York, NY 10016

Attn: Andrew Mason

Fax: (212) 682-6113

with copies (which shall not

constitute notice) to:

Shearman & Sterling LLP

1460 El Camino Real, 2nd Floor

Menlo Park, CA 94025

Attention: Alan Seem, Esq.

Facsimile: (650) 838-5172

Upon notice from any Holder of a change of address, the Board will cause Schedule I or Schedule II, as appropriate to be amended to reflect the new address of such Holder. The address of any new Holder shall also be added by the Board to Schedule I or Schedule II, as appropriate.

5.8 Governing Law; Limitation on Scope of Agreement. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the internal laws of the State of New York, without regard to choice of law principles. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement.

5.9 Jurisdiction; Consent to Service of Process. (a) Each of the Company and each Holder hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the New York state court located in the Borough of Manhattan, City of New York or the United States District for the Southern District of New York (as applicable, a “New York Court”), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each of the Company and each Holder hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court.

(b) It will be a condition precedent to the Company’s and each Holder’s right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the New York Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction.

(c) None of the Company or any Holder may move to (i) transfer any such suit, action or proceeding from the New York Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the New York Court with a suit, action or proceeding in another jurisdiction unless such motion seeks solely and exclusively to consolidate such suit, action or proceeding in the New York Court, or (iii) dismiss any such suit, action or proceeding brought in the New York Court for the purpose of bringing or defending the same in another jurisdiction.

(d) Each of the Company and each Holder hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in the New York Court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such Person. Each of the Company and each Holder irrevocably consents to service of process in any manner permitted by law. Notwithstanding the foregoing, this Section 5.9 will not apply to any suit, action or proceeding by any Holder or any officer, director, employee, partner or shareholder of any Holder seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such Person by a third party if such suit, action or proceeding by such Person seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such Person.

5.10 Headings. The headings of Articles and Sections herein are inserted for convenience of reference only, and shall be ignored in the construction or interpretation hereof.

5.11 Counterparts. This Agreement may be executed in any number of counterparts, and with counterpart signature pages (including signature pages delivered by facsimile), all of which together shall constitute one Agreement, binding on the Company and all the Holders notwithstanding that not all of the parties have signed the same counterpart.

5.12 Entire Agreement. This Agreement (together with the Series C Share Purchase Agreement and the agreements contemplated thereby) embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the effectiveness of this Agreement, the Series B Agreement shall be deemed amended and restated in its entirety by this Agreement, and the Series B Agreement shall be of no further force or effect.

5.13 Lock-Up Agreement. Each Common Holder agrees that in connection with the initial Public Offering of the Company’s Securities, and upon the request of the managing underwriter in such offering, such Common Holder will not lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Securities of the Company held immediately prior to the effectiveness of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Securities of the Company (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise, but excluding Securities to be included in such registration), in each case, without the prior written consent of such underwriter, for such period of time as may be requested by such underwriter not to exceed 180 days after the effective date of such registration (subject to extension by the managing underwriter to the extent required to comply with Rule 5110 of the Financial Industry Regulatory Authority, Inc.).

5.14 Termination. This Agreement will terminate upon the earlier to occur of (a) a Qualified Public Offering and (b) a Liquidation Event.

5.15 No Third Party Beneficiaries; Limited Effect on Holders. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party to this Agreement, including without limitation any creditor of a Holder or the Company. Unless as expressly set forth herein, none of the obligations of the Company hereunder shall be imputed to, or otherwise deemed to be binding upon, any Holder hereunder.

5.16 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other documents and agreements contemplated herein. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other document or agreement contemplated herein, this Agreement and such other documents and agreements shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authoring any of the provisions of this Agreement or any other documents or agreements contemplated herein.

5.17 Representations of Holders. Each Holder represents and warrants to each other party as of the date that such Holder becomes a party to this Agreement that such Holder is not bound by any agreement or commitment that conflicts with or could interfere with the performance of such Holder’s obligations under this Agreement.

5.18 Aggregation. All Securities held by Affiliates of an Investor shall be aggregated together with any Securities held by such Investor for the purpose of determining the availability or discharge of any rights or obligations of such Investor hereunder.

ARTICLE 6

DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

“Advisory Board” shall have the meaning specified in Section 4.4.

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly controls, is under common control with, or is controlled by, the specified Person. As used herein, the term “control” means the possession by a Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of another Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Amended and Restated Investor Rights Agreement, as amended, modified or supplemented from time to time.

“Board” shall have the meaning specified in Section 1.1.

“Broadline Investor” shall mean Broadline Capital (China) LLC, a Delaware limited liability company.

“Budget” shall have the meaning specified in Section 4.1(f).

“Business” shall have the meaning specified in the Series C Preferred Share Purchase Agreement.

“Common Holder(s)” shall have the meaning specified in the Preamble.

“Common Share Equivalents” means all outstanding Common Shares and all Common Shares issuable upon exercise or conversion of all outstanding options, warrants, purchase rights and convertible securities of the Company.

“Common Shares” shall have the meaning specified in the LLC Agreement.

“Company” shall have the meaning specified in the Preamble, and shall also include any successor entity to the Company.

“Company Intellectual Property” shall have the meaning specified in the Series C Preferred Share Purchase Agreement.

“Consolidated” when used with reference to any term defined herein shall mean that term as applied to the accounts of the Company and its Subsidiaries, if any, consolidated in accordance with GAAP applied consistently with the Company’s past practices.

“CRF Entities” shall have the meaning specified in the Series C Preferred Share Purchase Agreement.

“DGCL” shall have the meaning specified in Section 1.1.

“DLB Investor” shall mean DLB CRF Holdings, LLC, a Delaware limited liability company.

“EDS Investor” shall mean EDS World Corporation (Far East), a Nevada corporation.

“Exempt Issuances” shall have the meaning specified in Section 2.5.

“FCPA” shall mean the United States Foreign Corrupt Practices Act or other applicable laws.

“Foreign Official” shall mean an employee of a governmental or regulatory authority, a foreign official, a member of a foreign political party, a foreign political candidate, an officer of a public international organization, or an officer or employee of a PRC state-owned enterprise, and the term “foreign” has the meaning ascribed to it under the FCPA.

“Fully-Exercising Investor” shall have the meaning specified in Section 2.2.

“GAAP” shall have the meaning specified in Section 4.1(a).

“Holder(s)” shall have the meaning specified in the Preamble.

“Incentive Shares” shall have the meaning specified in the LLC Agreement.

“Initial Notice” shall have the meaning specified in Section 3.2.

“Investor(s)” shall have the meaning specified in the Preamble.

“Liquidation Event” shall have the meaning specified in the LLC Agreement.

“LLC Act” shall have the meaning specified in Section 1.1.

“LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of the Company, as amended, modified or supplemented from time to time.

“Majority of Common Holders” means Common Holders who hold a majority of the outstanding Common Shares held by all Common Holders, excluding for purposes of such calculation Common Shares issued or issuable upon conversion of Series A Preferred Shares, the Series B Preferred Shares, and the Series C Preferred Shares.

“Majority of Investors” means collectively Investors who hold a majority of the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, voting together as a single class, on an as-converted basis.

“Member” shall have the meaning specified in the LLC Agreement.

“New York Court” shall have the meaning specified in Section 5.9.

“Offer” shall have the meaning specified in Section 2.1.

“Offered Securities” shall have the meaning specified in Section 2.1.

“Permitted Transfers” means any of the following:

(a) transfers of Securities of a Holder who is a natural person to a trust or similar entity, including a limited liability company, the beneficiaries of which consist solely of such Holder and transferees enumerated in clause (d) below for succession planning purposes;

(b) transfers of Securities between a Holder who is a natural person and such Holder’s guardian or conservator;

(c) transfers of Securities of a deceased Holder to such Holder’s executors, administrators, testamentary trustees, legatees or beneficiaries under such Holder’s will;

(d) transfers of Securities of a Holder to the spouse of such Holder, any of such Holder’s children or their issue (or to custodians for the benefit of minor children or issue), or to such Holder’s parents or siblings for succession planning purposes;

(e) any repurchase of Securities of a Common Holder by the Company in connection with or as a result of the termination of such Common Holder’s employment with or service to the Company or any Subsidiary pursuant to any Restricted Share Purchase Agreement;

(f) transfers of Securities pursuant to the drag-along rights set forth in Section 11 of the Restricted Share Purchase Agreements;

(g) any redemption(s) pursuant to the LLC Agreement;

(h) transfers in connection with the conversion of the Company into a corporation pursuant to a Public Offering; and

(i) transfers of Securities of a Holder to any other Person owning or controlling fifty percent (50%) or more of the outstanding voting interest of such Holder, controlled, through another person’s ownership or control of fifty percent (50%) or more of the outstanding voting interest of such person, or under common ownership or control involving fifty percent (50%) or more of the applicable outstanding voting interests.

provided, however that any transferee of any Securities so transferred pursuant to subsection (a) through (d) above or subsection (i) above agrees in writing with the Company to be bound by all of the terms and conditions of this Agreement and the LLC Agreement.

“Person” means any natural person or corporation, limited liability company, partnership, trust or other entity.

“PRC” means the People’s Republic of China.

“PRC Shareholders” shall have the meaning specified in Section 4.11.

“Preferred Shares” shall have the meaning specified in the LLC Agreement.

“Proportionate Percentage” of an Investor means a fraction of which (a) the numerator is the number of then outstanding Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares (calculated on a fully-diluted, as-converted basis) held by such Investor and (b) the denominator is the total number of all outstanding Common Share Equivalents of the Company.

“Public Offering” shall have the meaning specified in the LLC Agreement.

“Qualified Public Offering” shall have the meaning specified in the LLC Agreement.

“Restricted Share Agreements” means those certain Restricted Share Agreements by and between the Company and each of the Members who holds Incentive Shares.

“Return Notice” shall have the meaning specified in Section 3.2.

“SEC” shall have the meaning specified in Section 4.1.

“Securities” means all Shares and Common Share Equivalents.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Agreement” shall have the meaning specified in the Introduction.

“Series A Designated Manager” means the member of the Board designated by the holders of Series A Preferred Shares in accordance with the procedures set forth in the LLC Agreement.

“Series A Initial Closing” shall have the meaning specified in the Series A Preferred Share Purchase Agreement.

“Series A Investors” shall have the meaning specified in the Introduction.

“Series A Preferred Shares” shall have the meaning specified in the LLC Agreement.

“Series A Proportionate Percentage” of an Investor means a fraction of which (a) the numerator is the number of then outstanding Series A Preferred Shares held by such Investor and (b) the denominator is the total number of all outstanding Series A Preferred Shares held by all Investors.

“Series A Share Purchase Agreement” shall have the meaning specified in the Introduction.

“Series B Agreement” shall have the meaning specified in the Introduction.

“Series B Designated Manager” means the members of the Board designated by the DLB Investor or holders of a majority of Series B Preferred Shares in accordance with the procedures set forth in the LLC Agreement.

“Series B Investors”shall have the meaning specified in the Introduction.

“Series B Preferred Shares” shall have the meaning specified in the LLC Agreement.

“Series B Proportionate Percentage” of a Series B Investor means a fraction of which (a) the numerator is the number of then outstanding Series B Preferred Shares held by such Investor and (b) the denominator is the total number of all outstanding Series B Preferred Shares held by all Series B Investors.

“Series B Share Purchase Agreement” shall have the meaning specified in the Introduction.

“Series C Designated Manager” means the member of the Board designated by the holders of a majority of Series C Preferred Shares in accordance with the procedures set forth in the LLC Agreement.

“Series C Investors”shall have the meaning specified in the Introduction.

“Series C Preferred Shares” shall have the meaning specified in the LLC Agreement.

“Series C Proportionate Percentage” of a Series C Investor means a fraction of which (a) the numerator is the number of then outstanding Series C Preferred Shares held by such Investor and (b) the denominator is the total number of all outstanding Series C Preferred Shares held by all Series C Investors.

“Series C Share Purchase Agreement” shall have the meaning specified in the Introduction.

“Services Agreement” shall mean that certain Framework Agreement for Processing Services dated as of November 15, 2005 by and between the Company and EDS World Corporation (Far East).

“Shares” shall have the meaning specified in the LLC Agreement.

“Subsidiary” means any corporation or other entity a majority of the voting securities or economic interests of which is directly or indirectly held or controlled by the Company.

“transfer” shall have the meaning specified in Section 3.1.

“Transferring Holder” shall have the meaning specified in Section 3.2.

“UBS Investment Bank” shall mean UBS Securities LLC, a New York limited liability company.

“WFOE” shall have the meaning specified in the Series C Preferred Share Purchase Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as a sealed instrument as of the date first above written.

COMPANY:

CHINA RISK FINANCE LLC

By:
Name:
Title:

INVESTORS:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Amended and Restated Investor Rights Agreement]

SCHEDULE I

Investors

Name	Address
Series C Investors

Harvest Equity Company Limited	Matheson Trust Company (BVI) Ltd. Road Town Tortola, British Virgin Island

Series B Investors

DLB CRF Holdings, LLC.	42 Drum Hill Rd., Wilton, CT 06897

Broadline Capital (China), LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital X LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital IX LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital XI LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital VIII LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Xinerfu Holdings LLC	No.2 Jiangtai Road, C901, Chaoyang District, Beijing 100016, China

QED Fund I, LP	311 Cameron St. Alexandria, VA 22314

Richard Blumenthal	930 Fifth Ave, New York, NY 10021

Steven Salzinger	50 Greendale Road, Scarsdale, NY 10583

Stoltz Enterprises, LLC	6 Lee Place, Bronxville, NY 10708-4204

Babetta von Albertini Mason	47 Oak Avenue, Larchmont, NY 10538

Ted Mason	26 Circle Drive, Hastings on Hudson, NY 10706

Lacy B. Herrmann	3310 Kendal Way, Sleepy Hollow, NY 10591

Edward M.W. Hines	116 East 63rd Street, New York, NY 10065

Doug Brown	42 Drum Hill Rd, Wilton, CT 06897

Patricia Brown	42 Drum Hill Rd, Wilton, CT 06897

Douglas L. Brown Irrevocable Trust	42 Drum Hill Rd, Wilton, CT 06897

Tom Piper	14 Westmere Ave, Rowayton, CT 06853

Odin Investments LLC	1061 Cedar Rd, Southport, CT 06890

Shane Rose	58 Deacon Abbott Rd, Redding, CT 06890

Bill Parent	7 Mockingbird Lane, Walpole, MA 02081

Gordon Koppin and Martha Koppin	2020 Greensboro Drive, Wheaton IL 60189

Art Nislick and June E. Nislick	433 E 56th St, 3C, New York, NY 10022

I-1

Series A Investors

Broadline Capital X LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital IX LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital XI LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital VIIILLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Xinerfu Holdings LLC	No.2 Jiangtai Road, C901, Chaoyang District, Beijing 100016, China

EDS	5400 Legacy, Mailstop H3-3A-05, Plano, Texas 75024, Attention: General Counsel

Tontine LLC	622 West Braddock Road, Alexandria, VA 22303

George Fehlhaber	P.O.Box 210182, San Francisco, CA 94121-0182

Phillip Riese	140 Franklin St. Apt 53, New York, NY 10013

John W. Egan	3286 Catamaran Terrace, Jensen Beach, Florida 34957-4237

Steven Salzinger	50 Greendale Road, Scarsdale, NY 10583

Stoltz Enterprises, LLC	6 Lee Place, Bronxville, NY 10708-4204

Tim Leach and Terry J. Leach	P.O.Box 2060, Orinda, CA 94563

Babetta von Albertini Mason	47 Oak Avenue, Larchmont, NY 10538

Tobey Russ	119 Oswegatchie Hills Road, Niantic, CT 06357

Ted Mason	26 Circle Drive, Hastings on Hudson, NY 10706

Lacy B. Herrmann	3310 Kendal Way, Sleepy Hollow, NY 10591

Jeffrey Toporek	22 Deer Creek Lane, Mt Kisco, NY 10549

David Stade	307 S Bentley Ave, Los Angeles, CA, 90049

Edward M.W. Hines	116 East 63rd Street, New York, NY 10021

Art Nislick and June E. Nislick	433 E 56th St, 3C, New York, NY 10022

I-2

SCHEDULE II

Common Holders

Name	Address
Zhengyu Wang	500 Xiangyang Nan Lu, Suite 1304, Shanghai 200031, China

Zhengyu Wang Family Trust	500 Xiangyang Nan Lu, Suite 1304, Shanghai 200031, China

Gary Wang	300 West 53rd St. Apt 6H, New York, NY 10019

Gary Wang 2012 Family Trust	300 West 53rd St. Apt 6H, New York, NY 10019

Andrew Mason	35 East 38th St. Suite 11C, New York, NY 10016

Putti Trust	26 Circle Drive, Hastings on Hudson, NY 10706

Tontine LLC	622 West Braddock Road, Alexandria, VA 22303

Xinlei Hua	3000 Longdong Rd. Building 5, Zhangjiang Hi-teck Park, Pudong, Shanghai, China

Xiaoping Gu	6206 Pine Tree Drive, Long Grove, IL 60047

Jie Gao	728 Century Farm Lane, Naperville, IL 60563

Yanchun Xu	740 Oakwood Ct. Westmont, IL 60559

Min Han	Rm.402, Bld.#12, Lane 11, Hong Gu Rd. Shanghai 200040, China

Qiang Cheng	28th Floor, China World Tower 2, No.1 Jian Guo Men Wai Avenue, Beijing 100004, China

Qing Lin	5-1-203, No.45 Zengguang Road, Haidian District, Beijing 100044, China

Ming Huang	Cheung Kong Graduate School of Business, Oriental Plaza 3/F, Tower E31 East Chang An Avenue, Beijing 100738, China

Xiaodong Zhou	2201 Milburn Lane, Reston, VA 20191

Yugang Wang	Institute of Heavy Ion Physics, Beijing University, Beijing 100871, China

Other Pre-Series A Employee Shares (11-15-05)

II-1

EXHIBIT A

Form of New Developments; Non-Competition Agreement;

Non-Disclosure and Developments Agreement.

EXHIBIT B

Additional Signature Page to Amended and Restated Investor Rights Agreement

Reference is made to the Amended and Restated Investor Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned,                             , as a condition to acquiring Securities, hereby agrees to become a party to and bound by the Agreement as a [Common Holder/Investor], and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of                     , 2015.

[NAME ]

By:

Address:

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:
Name:
Title:

EXHIBIT 4.1(g)

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is entered into as of July 1, 2015 by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”) and each of the investors holding Series A Convertible Preferred Shares, Series B Convertible Preferred Shares and Series C Convertible Preferred Shares of the Company listed on Schedule I hereto (collectively, the “Investors”) and any additional Investor that becomes a party to this Agreement by executing and delivering to the Company a counterpart signature page in the form attached hereto on Schedule II (which such person shall thereupon be deemed an “Investor” for all purposes of this Agreement). For purposes of this Agreement and to the extent the context may so require, the term “Company” shall mean the Company and any corporate successor of the Company.

Introduction

WHEREAS, the Company issued Series A Convertible Preferred Shares to certain of the Investors (the “Series A Investors”) pursuant to a Series A Preferred Share Purchase Agreement dated November 15, 2005 and in connection therewith, the Company and the Series A Investors entered into a Registration Rights Agreement dated as of November 15, 2005 (the “Series A Agreement”);

WHEREAS, the Company issued Series B Convertible Preferred Shares to certain of the Investors (the “Series B Investors”) pursuant to a Series B Preferred Share Purchase Agreement dated October 17, 2007 and in connection therewith, the Company, the Series A Investors and the Series B Investors entered into an Amended and Restated Registration Rights Agreement dated as of October 17, 2007 (the “Series B Agreement”), which amended and restated the Series A Agreement in its entirety;

WHEREAS, the undersigned includes: (i) the Company, (ii) the holders of a majority of the Registrable Securities (as such term is defined in the Series B Agreement), and (iii) the holders of a majority of the Series B Registrable Securities (as such term is defined in the Series B Agreement), and the Company, the Series A Investors and the Series B Investors desire to amend and restate the Series B Agreement in its entirety as set forth herein and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Series B Agreement;

WHEREAS, the Investors and certain other securityholders of the Company have entered into an Amended and Restated Investor Rights Agreement with the Company dated on or about the date hereof (as amended, modified or supplemented from time to time, the “Investor Rights Agreement”); and

WHEREAS, the execution and delivery of this Agreement and the Investor Rights Agreement are an inducement and a condition precedent to the purchase by certain of the Investors of Series C Convertible Preferred Shares of the Company under a Series C Preferred Share Purchase Agreement dated as of the date hereof by and among the Company and certain of the Investors (the “Series C Share Purchase Agreement”). The parties wish to agree as to certain rights to require the registration of certain of the Company’s equity securities held by the Investors.

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WHEREAS, certain terms used herein are defined in Section 4 hereof. Capitalized terms used but not defined herein shall have the meanings given them in the Investor Rights Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the investment by certain of the Investors under the Series C Share Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Demand Registration Rights.

(a) If, at any time after 180 days after the initial Public Offering of the Company’s equity securities, (i) the holders of at least 25% of the Registrable Securities held by the Investors, (ii) the holders of at least a majority of the Series B Registrable Securities, or (iii) the holders of at least a majority of the Series C Registrable Securities request the Company to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the registration of Registrable Securities, the Company shall (1) within ten (10) days notify all holders of Registrable Securities of such request and (2) use its best efforts to so register under the Securities Act the Registrable Securities initially requested to be registered and the Registrable Securities of all other holders who request within twenty (20) days after receiving the Company’s notice that their Registrable Securities be included therein, provided that the Company shall only be required to register securities under this Section 1 if the anticipated aggregate offering price of such offering of all such Registrable Securities is more than $5,000,000. The Company shall not be obligated to effect more than two (2) such demand registrations requested by the holders of Registrable Securities, the holders of Series B Registrable Securities and the holders of Series C Registrable Securities pursuant to this Section 1(a)(i), (ii) and (iii) within any twelve-month period. The holders shall only have a right to make two (2) such demand registrations pursuant to this Section 1.

(b) If the holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1(a)(i), (ii) or (iii), as applicable, and the Company shall include such information in the written notice referred to in Section 1(a)(1). In such event, the right of any holder to include such holder’s Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. If the underwriter managing the offering determines that, because of marketing considerations, all of the Registrable Securities requested to be registered may not be included in the offering then, all holders of Registrable Securities who have requested registration shall participate in the offering pro rata based upon the number of Registrable Securities which they have requested to be so registered, it being acknowledged and agreed that such pro rata reduction to be applied first, to shares other than Registrable Securities, which shares will not be included in the registration unless all Registrable Securities requested to be included in the registration have been included, second, to shares held by the holders of Registrable Securities (other than the Series A Registrable Securities, the Series B Registrable Securities and the Series C Registrable Securities) requested to be included in the registration, and third, one-third (1/3) from each of the Series A Registrable Securities, the Series B Registrable Securities and the Series C Registrable Securities, each such series as a separate class, with the reductions being made pro rata within each such class.

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(c) If the Company includes in any registration required under this Section 1 a number of shares other than Registrable Securities that exceeds the number of Registrable Securities to be included, then such registration shall be deemed to be a registration under Section 2 instead of this Section 1. In all other cases where the Company includes in such registration any shares other than Registrable Securities, such registration shall remain subject to this Section 1; provided, that in no event shall other shares be included if such inclusion would (i) prevent holders of Registrable Securities from registering all Registrable Securities requested by them or (ii) adversely affect the offering price of the Registrable Securities in such registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1 if the holders propose to dispose of shares of Registrable Securities that may immediately be registered on Form S-3 pursuant to a request made pursuant to Section 3 below. The Company shall not be obligated to register any Securities under this Agreement other than Common Shares (or, if applicable, the shares of common stock of any corporate successor of the Company).

(e) Notwithstanding anything to the contrary set forth herein, if the Company shall furnish to holders requesting to register Registrable Securities a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Managers/Directors of the Company it would be materially detrimental to the Company and its stockholders for such registration statement to become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) would render the Company unable to comply with requirements under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of such request from the holders of Registrable Securities; provided, that the Company may not utilize this right more than once in any twelve-month period; and, provided further, that the Company shall not register any securities for the account of itself or any other Person during such ninety (90) day period other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or pursuant to a transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered.

(f) In the event that the initial Public Offering of the Company’s equity securities occurs on the Hong Kong H Share Market or on AIM (a market operated by the London Stock Exchange), the holders of Registrable Securities shall also have the right to require the Company to register or list Registrable Securities for offer and sale on such market in a manner substantially similar to the manner set forth in Section 1(a)-(e) above and Section 6 below with respect to registrations under the Securities Act, with such changes as are reasonable to reflect the different procedures and regulations applicable to such market.

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2. Piggyback Registration Rights.

(a) Whenever the Company proposes to register any Securities for its own or others’ account under the Securities Act (other than (i) a registration relating to employee benefit plans or a registration solely relating to shares to be sold under Rule 145 or a similar provision under the Securities Act; (ii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iii) a registration in which the only securities being registered are securities issuable upon conversion of debt securities which are also being registered), the Company shall give each holder of Series A Registrable Securities, Series B Registrable Securities, and Series C Registrable Securities prompt written notice of its intent to do so. Upon the written request of any such holder given within twenty (20) days after receipt of such notice, the Company will use commercially reasonable efforts to cause to be included in such registration all of the Registrable Securities which such holder requests. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(a) prior to the effectiveness of such registration whether or not any holder has elected to include securities in such registration.

(b) If the Company is advised in writing in good faith by any managing underwriter of the Securities being offered pursuant to any registration statement under this Section 2 that, because of marketing considerations, the number of shares to be sold by Persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the offering, the Company may reduce pro rata the number of shares offered for the accounts of such Persons (based upon the number of shares requested by each such Person to be included in the registration) to a number deemed satisfactory by such managing underwriter. Such pro rata reduction shall be applied first, to shares other than Registrable Securities, which shares will not be included in the registration unless all Registrable Securities requested to be included in the registration have been included, second, pro rata among the Registrable Securities requested to be included in the registration (other than the Series B Registrable Securities and the Series C Registrable Securities), third, pro rata among the Series B Registrable Securities, and fourth, pro rata among the Series C Registrable Securities.

(c) In the event that the Company proposes to register or list any Securities for its own or others’ account on the Hong Kong H Share Market or AIM (a market operated by the London Stock Exchange), the holders of Registrable Securities shall also have the right to require the Company to register or list Registrable Securities for offer and sale on such market in a manner substantially similar to the manner set forth in Section 2(a)-(b) above and Section 6 below with respect to registrations under the Securities Act, with such changes as are reasonable to reflect the different procedures and regulations applicable to such market.

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3. Form S-3 Registration Rights. If, at a time when Form S-3 is available for such registration, the Company shall receive from any holder of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 of any of such holder’s Registrable Securities, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities and, as soon as practicable, effect such registration and all related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Registrable Securities as are specified in such request and any written requests of other holders given within twenty (20) days after receipt of such notice. The Company shall have no obligation to effect a registration under this Section 3 for holders of Registrable Securities (a) unless the aggregate offering price of the Registrable Securities requested to be sold pursuant to such registration is expected to be greater than $1,000,000 and (b) more often than once in any twelve-month period. Any registration under this Section 3 will not be counted as a registration under Section 1 above. If the holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 3 and the Company shall include such information in the written notice referred to in Section 3. The provisions of Section 1(b) shall be applicable to such request. In addition, in the event that, following a listing of Securities of the Company on the Hong Kong H Share Market or AIM (a market operated by the London Stock Exchange), registration or listing procedures similar to a Form S-3 are available with respect to such markets, the holders of Registrable Securities shall also have the right to require the Company to register or list Registrable Securities for offer and sale on such market in a manner substantially similar to the manner set forth in the foregoing provisions of this Section 3 and Section 6 below with respect to registrations on Form S-3, with such changes as are reasonable to reflect the different procedures and regulations applicable to such market.

4. Definitions.

(a) As used herein, “Common Shares” shall have the meaning assigned to such term in the LLC Agreement.

(b) As used herein, “Registrable Securities” means all (i) Common Shares issued or issuable upon conversion of all Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares of the Company, (ii) any Common Shares of the Company acquired by holders of Series A Preferred Shares, holders of Series B Preferred Shares and holders of Series C Preferred Shares pursuant to any preemptive right, right of first refusal or otherwise (including Common Shares issued or issuable upon conversion of other Securities acquired by the holders of Series A Preferred Shares, holders of Series B Preferred Shares and holders of Series C Preferred Shares from time to time), and (iii) any other Common Shares of the Company issued or issuable in respect of any of such Securities listed in clause (i) or clause (ii) (as a result of conversion, stock splits, stock dividends, stock combinations, reclassifications, recapitalizations or other similar events), including any shares of common stock issued by any successor corporation to the Company.

(c) As used herein, “Securities” means Shares or any equity interest or security convertible into or exchangeable for Shares, or any option, warrant or other right to acquire Shares or such equity interest or security, and shall include, without limitation, the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

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(d) As used herein, “Series A Registrable Securities” means all (i) Common Shares issued or issuable upon conversion of all Series A Preferred Shares of the Company, (ii) any Common Shares of the Company acquired by holders of Series A Preferred Shares pursuant to any preemptive right, right of first refusal or otherwise (including Common Shares issued or issuable upon conversion of other Securities acquired by the holders of Series A Preferred Shares from time to time), and (iii) any other Common Shares of the Company issued or issuable in respect of any of such Securities listed in clause (i) or clause (ii) (as a result of conversion, stock splits, stock dividends, stock combinations, reclassifications, recapitalizations or other similar events), including any shares of common stock issued by any successor corporation to the Company.

(e) As used herein, “Series B Registrable Securities” means all (i) Common Shares issued or issuable upon conversion of all Series B Preferred Shares of the Company, (ii) any Common Shares of the Company acquired by holders of Series B Preferred Shares pursuant to any preemptive right, right of first refusal or otherwise (including Common Shares issued or issuable upon conversion of other Securities acquired by the holders of Series B Preferred Shares from time to time), and (iii) any other Common Shares of the Company issued or issuable in respect of any of such Securities listed in clause (i) or clause (ii) (as a result of conversion, stock splits, stock dividends, stock combinations, reclassifications, recapitalizations or other similar events), including any shares of common stock issued by any successor corporation to the Company.

(f) As used herein, “Series C Registrable Securities” means all (i) Common Shares issued or issuable upon conversion of all Series C Preferred Shares of the Company, (ii) any Common Shares of the Company acquired by holders of Series C Preferred Shares pursuant to any preemptive right, right of first refusal or otherwise (including Common Shares issued or issuable upon conversion of other Securities acquired by the holders of Series C Preferred Shares from time to time), and (iii) any other Common Shares of the Company issued or issuable in respect of any of such Securities listed in clause (i) or clause (ii) (as a result of conversion, stock splits, stock dividends, stock combinations, reclassifications, recapitalizations or other similar events), including any shares of common stock issued by any successor corporation to the Company.

(g) As used herein, “Shares” shall have the meaning given to it in the LLC Agreement.

(h) Whenever reference is made in this Agreement to the request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include Common Shares (or the common stock of a successor corporation or Affiliate) issuable upon conversion or exercise of any vested Securities that are held by Persons who are holders of Registrable Securities or who would be holders of Registrable Securities upon the conversion or exercise of such Securities.

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5. Selection of Underwriter. The managing underwriter of any offering in which an underwriter is utilized shall be selected by the Company.

6. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

(a) as expeditiously as possible (and, in the case of a registration under Section 1, within sixty (60) days of any request thereunder) file with the Securities and Exchange Commission (the “Commission”) a registration statement, in form and substance required by the Securities Act, with respect to such Registrable Securities and use its best efforts to cause that registration statement to become effective;

(b) as expeditiously as possible, prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until completion of the distribution of all Securities described therein and, in the case of any other offering, until the earlier of (i) the sale of all Registrable Securities covered thereby or (ii) 180 days after the effective date thereof;

(c) as expeditiously as possible, furnish to each holder that requested that Registrable Securities be included in such registration, such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder;

(d) as expeditiously as possible, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or Blue Sky laws of such states as the holders thereof shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the holders thereof to consummate the public sale or other disposition in such states of the Registrable Securities owned by the holders; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(e) in connection with each registration covering an underwritten public offering, enter (and each participating holder agrees to enter) into a written agreement with the managing underwriter in such form and containing such provisions (including, if the underwriter so requests, customary contribution provisions on the part of the Company) as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature; provided, that the holders shall not be obligated to enter into any such underwriting agreement if the indemnification provisions thereof are materially more burdensome on such holder than those contained herein or if any lock-up requirement therein is for a period that materially exceeds the period required by this Agreement;

(f) at the request of any participating holder, furnish to each underwriter, if any, a legal opinion of its counsel and a letter from its independent certified public accountants, each in customary form and substance, at such time or times as such documents are customarily provided in the type of offering involved;

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(g) whenever the Company is registering any Securities under the Securities Act and a holder of Registrable Securities is selling Securities under such registration or determines that it may be a controlling person under the Securities Act, keep such holder advised of the initiation, progress and completion of such registration, allow such holder and such holder’s counsel to participate in the preparation of the registration statement and to have access to all relevant corporate records, documents and information, and take all such other action as such holder may reasonably request;

(h) as of the effective date of any registration statement relating thereto, cause all such Registrable Securities to be listed on each securities exchange on which similar Securities issued by the Company are then listed, and, if not so listed, to be listed on the New York Stock Exchange, the Nasdaq National Market, AIM (a market operated by the London Stock Exchange) or the Hong Kong Stock Exchange; and

(i) as of the effective date of any registration statement relating thereto, provide a transfer agent and registrar for all such Registrable Securities.

Each holder of Registrable Securities included in a registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with the registration, qualification or compliance contemplated by this Agreement.

7. Expenses. The Company will pay all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, transfer taxes, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the holders of a majority of the Registrable Securities to be included in such registration to represent them, state securities or Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions relating to the sale of the Registrable Securities; provided, that the Company shall not be required to pay for any expenses of any registration begun pursuant to Section 1 if the registration request is subsequently withdrawn at the request of the holders of a majority of the Registrable Securities requesting such registration (calculated on an as-if converted to Common Share basis, assuming the conversion, exchange or exercise of all Securities), in which case the withdrawing holders of the Registrable Securities shall bear such expenses, unless the holders of at least a majority of the Registrable Securities requesting such registration agree to forfeit their right to one (1) demand registration pursuant to Section 1 (in which case the Company shall be required to pay such expenses); and, provided further, that if, at the time of such withdrawal, the holders of Registrable Securities have learned of a material adverse change in the condition, business, or prospects of the Company from that known to such holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, or if the Company has exercised its right to delay such registration as provided in Section 1(e) and the holders of Registrable Securities have withdrawn such request with reasonable promptness following notice by the Company of its exercise of such right, then the withdrawing holders of Registrable Securities shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1. If the withdrawing holders of Registrable Securities are required to pay any expenses under this Section 7, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting the withdrawal of such registration in proportion to the number of shares for which registration was requested.

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8. Notification. The Company shall promptly notify each holder of Registrable Securities covered by any registration statement of any event which results in the prospectus included in such registration statement or such registration statement, as then in effect, containing an untrue statement of a material fact relating to the Company or omitting to state a material fact relating to the Company required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

9. Indemnification and Contribution.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless each holder of Registrable Securities included in any registration of the Company’s Securities, its officers, directors, managers, members, partners and affiliates, each underwriter of the Registrable Securities being sold by such holder, and each controlling person of any of the foregoing, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering, circular, or other document relating to such Registrable Securities (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, or the Securities Exchange Act of 1934, as amended, or any other applicable law, or any rule or regulation respectively promulgated thereunder, applicable to the Company and relating to action or inaction required of the Company in connection with any registration, qualification or compliance contemplated by this Agreement, and will reimburse each such holder, each of its officers, directors, managers, members, partners and affiliates, and each such underwriter and controlling person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability (i) arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to the Company by or on behalf of a holder, underwriter, controlling person or other aforementioned person and stated to be specifically for use therein or (ii) results solely from the failure of a holder to deliver a copy of the registration statement, prospectus, offering circular or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies thereof.

(b) Indemnification by the Holders of Registrable Securities. Each participating holder of Registrable Securities shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors and managers, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter of the Registrable Securities, each other participating holder of Registrable Securities, its officers, directors, managers, members, partners and affiliates, and each controlling person of any of the foregoing, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) made by the holder of Registrable Securities of a material fact contained in any prospectus, offering circular, or other document relating to the Registrable Securities (or in any related registration statement, notification or the like) or any omission (or alleged omission) made by the holder of Registrable Securities to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or by the failure of such holder to deliver a copy of the registration statement, prospectus, offering circular, or any amendments or supplements thereto after the Company has furnished the holder with a sufficient number of copies thereof, and will reimburse the Company and each such director, manager, officer, underwriter, member, other participating holder, partner, affiliate or controlling person referred to above for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that no holder of Registrable Securities will be liable in any such case except to the extent that any such claim, loss, damage or liability arises out of any untrue statement or omission based upon and in conformity with written information furnished to the Company by or on behalf of such holder and stated to be specifically for use therein and, provided further, that no holder of Registrable Securities will be liable under this Section for losses, costs, damages or expenses exceeding in the aggregate the net proceeds paid to such holder in such offering.

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(c) Procedures for Indemnification. Each party entitled to indemnification under Subsection (a) or (b) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party shall believe reasonably and in good faith that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

(d) Contribution. If the indemnification provided for in Subsections (a) or (b) is unavailable to any Indemnified Party thereunder in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to in such Subsections, then each Person that would have been an Indemnifying Party thereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other. The relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or whether such losses, claims, damages or liabilities (or actions in respect thereof) arose out of the action or failure to act of one or more of such parties. Notwithstanding the foregoing, (i) no holder of Registrable Securities will be required to contribute any amount in excess of the net proceeds paid to such holder of all Registrable Securities sold by such holder pursuant to such registration statement, and (ii) no Person guilty of fraudulent misrepresentation, within the meaning of Section 10(f) of the Securities Act, shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

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10. Reports Under Exchange Act. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a holder to sell Securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use commercially reasonable efforts to satisfy the requirements of all such rules and regulations (including the requirements for public information, registration under the Exchange Act and timely reporting to the Commission) at the earliest possible date required by law. The Company will furnish to each holder of Registrable Securities, whenever requested, a written statement as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of its most recent annual or quarterly report, and such other reports and information filed by the Company as such holder may reasonably request in connection with the sale of Registrable Securities without registration.

11. Lock-Up Agreement. Each holder of Registrable Securities agrees that in connection with the initial Public Offering of the Company’s Securities, and upon the request of the managing underwriter in such offering, such holder will not lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Securities of the Company held immediately prior to the effectiveness of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Securities of the Company (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise, but excluding shares of Registrable Securities to be included in such registration), in each case, without the prior written consent of such underwriter, for such period of time as may be requested by such underwriter not to exceed 180 days after the effective date of such registration (subject to extension by the managing underwriter to the extent required to comply with Rule 5110 of the Financial Industry Regulatory Authority, Inc.). The obligation of the holders of Registrable Securities under this Section 11 is conditioned upon the agreement of the Company’s officers, directors and greater than one percent 1% stockholders of the Company (calculated on a fully-diluted, as-converted to Common Shares basis) to be bound to terms similar to those contained in this Section 11. Notwithstanding anything to the contrary contained in this Section 11, each holder of Registrable Securities shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 11 in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director or holder of greater than 1% of the outstanding Securities of the Company (calculated on an as-converted to Common Share basis).

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12. Delay of Registration. Each holder of Registrable Securities shall not take any action to restrain, enjoin or otherwise delay any registration contemplated by this Agreement as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

13. Notices. All notices, demands, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, or by nationally recognized overnight courier service, to the addresses of the respective parties for notices in accordance with the Investor Rights Agreement (or, if the address of a holder of Registrable Securities is not included therein, at the address of such holder on the Company’s books and records).

14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns including without limitation (i) any permitted transferee of a holder of Registrable Securities or (ii) any successor corporation of the Company; provided, that the Company may not assign its rights and obligations hereunder without the consent of the holders of a majority of the Registrable Securities outstanding at the time of such assignment except that such consent shall not be required in connection with a corporate conversion pursuant to Section 13(i) of the LLC Agreement or any reorganization of the Company; provided further, that any transferee of a holder of Registrable Securities must first become a signatory to this Agreement as a holder of Registrable Securities, agreeing to be bound by all the terms of this Agreement (which event shall not be deemed to be an amendment or modification of this Agreement).

15. Termination and Survival. The rights set forth in Sections 1 through 8 and 10 will terminate with respect to any holder on the earliest of (a) seven (7) years after the closing of the Company’s initial Public Offering, (b) such time as such holder can sell all of its Registrable Securities in any three-month period without registration pursuant to Rule 144 under the Securities Act, or (c) upon the bona fide acquisition of the Company by an unrelated third party, if such successor corporation requires the termination of such registration rights. All of the other obligations set forth herein, including without limitation the obligations of the parties under Section 9 hereof, shall survive indefinitely.

16. Severability and Governing Law. If any provision of this Agreement is rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other provision of this Agreement. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the internal laws of the State of New York, without regard to its choice of law principles.

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17. Jurisdiction; Consent to Service of Process. (a) Each of the Company and each Investor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the New York state court located in the Borough of Manhattan, City of New York or the United States District for the Southern District of New York (as applicable, a “New York Court”), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each of the Company and each Investor hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court.

(b) It will be a condition precedent to the Company’s and each Investor’s right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the New York Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction.

(c) None of the Company or any Investor may move to (i) transfer any such suit, action or proceeding from the New York Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the New York Court with a suit, action or proceeding in another jurisdiction unless such motion seeks solely and exclusively to consolidate such suit, action or proceeding in the New York Court, or (iii) dismiss any such suit, action or proceeding brought in the New York Court for the purpose of bringing or defending the same in another jurisdiction.

(d) Each of the Company and each Investor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in the New York Court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such Person. Each of the Company and each Investor irrevocably consents to service of process in any manner permitted by law. Notwithstanding the foregoing, this Section 17 will not apply to any suit, action or proceeding by any Investor or any officer, director, employee, partner or shareholder of any Investor seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such Person by a third party if such suit, action or proceeding by such Person seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such Person.

18. Amendments; Waivers. This Agreement may be amended, modified or waived, only with the written consent of (a) the Company and (b) the holders of a majority of the Registrable Securities outstanding at the time of such amendment, modification or waiver; provided, that (w) any amendment, modification or waiver that adversely affects the holders of the Series C Registrable Securities shall require the consent of the holders of a majority of the Series C Registrable Securities, (x) any amendment, modification or waiver that adversely affects the holders of the Series B Registrable Securities shall require the consent of the holders of a majority of the Series B Registrable Securities, (y) any amendment, modification or waiver that adversely affects the holders of the Series A Registrable Securities shall require the consent of the holders of a majority of the Series A Registrable Securities, and (z) no amendment, modification or waiver may treat one holder or group of holders more adversely than any other holder or group of holders without the consent of such holder or the consent of the holders of a majority of the Registrable Securities of the group of holders adversely affected by such amendment, modification or waiver. No failure to exercise or delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights provided hereunder are cumulative and not exclusive of any rights provided by law.

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19. Counterparts. This Agreement may be executed in one or more counterparts, and with counterpart signature pages (including signature pages delivered by facsimile), each of which shall be an original, but all of which together shall constitute one in the same Agreement.

20. Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement among the parties with respect to the subject matter. Upon the effectiveness of this Agreement, the Series B Agreement shall be deemed amended and restated in its entirety by this Agreement, and shall be of no further force or effect.

21. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other documents and agreements contemplated herein. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other document or agreement contemplated herein, this Agreement and such other documents and agreements shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authoring any of the provisions of this Agreement or any other documents or agreements contemplated herein.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Registration Rights Agreement as a sealed instrument as of the date first above written.

COMPANY:

CHINA RISK FINANCE LLC

By:
Name:
Title:

INVESTORS:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

[Signature page to the Amended and Restated Registration Rights Agreement]

SCHEDULE I

Investors

Name	Address

Series C Investors

Harvest Equity Company Limited	Matheson Trust Company (BVI) Ltd. Road Town Tortola, British Virgin Island

Series B Investors

DLB CRF Holdings, LLC.	42 Drum Hill Rd., Wilton, CT 06897

Broadline Capital (China), LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital X LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital IX LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital XI LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital VIII LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Xinerfu Holdings LLC	No. 2 Jiangtai Road, C901, Chaoyang District, Beijing 100016, China

QED Fund I, LP	311 Cameron St. Alexandria, VA 22314

Richard Blumenthal	930 Fifth Ave, New York, NY 10021

Steven Salzinger	50 Greendale Road, Scarsdale, NY 10583

Stoltz Enterprises, LLC	6 Lee Place, Bronxville, NY 10708-4204

Babetta von Albertini Mason	47 Oak Avenue, Larchmont, NY 10538

Ted Mason	26 Circle Drive, Hastings on Hudson, NY 10706

Lacy B. Herrmann	3310 Kendal Way, Sleepy Hollow, NY 10591

Edward M.W. Hines	116 East 63rd Street, New York, NY 10065

Doug Brown	42 Drum Hill Rd, Wilton, CT 06897

Patricia Brown	42 Drum Hill Rd, Wilton, CT 06897

Douglas L. Brown Irrevocable Trust	42 Drum Hill Rd, Wilton, CT 06897

Tom Piper	14 Westmere Ave, Rowayton, CT 06853

Odin Investments LLC	1061 Cedar Rd, Southport, CT 06890

Shane Rose	58 Deacon Abbott Rd, Redding, CT 06890

Bill Parent	7 Mockingbird Lane, Walpole, MA 02081

Gordon Koppin and Martha Koppin	2020 Greensboro Drive, Wheaton IL 60189

Art Nislick and June E. Nislick	433 E 56th St, 3C, New York, NY 10022

Series A Investors

Broadline Capital X LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital IX LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital XI LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Broadline Capital VIII LLC	One Rockefeller Plaza, 10th Floor New York, NY 10020

Xinerfu Holdings LLC	No. 2 Jiangtai Road, C901, Chaoyang District, Beijing 100016, China

EDS	5400 Legacy, Mailstop H3-3A-05, Plano, Texas 75024, Attention: General Counsel

Tontine LLC	622 West Braddock Road, Alexandria, VA 22303

George Fehlhaber	P.O. Box 210182, San Francisco, CA 94121-0182

Phillip Riese	140 Franklin St. Apt 53, New York, NY 10013

John W. Egan	3286 Catamaran Terrace, Jensen Beach, Florida 34957-4237

Steven Salzinger	50 Greendale Road, Scarsdale, NY 10583

Stoltz Enterprises, LLC	6 Lee Place, Bronxville, NY 10708-4204

Tim Leach and Terry J. Leach	P.O. Box 2060, Orinda, CA 94563

Babetta von Albertini Mason	47 Oak Avenue, Larchmont, NY 10538

Tobey Russ	119 Oswegatchie Hills Road, Niantic, CT 06357

Ted Mason	26 Circle Drive, Hastings on Hudson, NY 10706

Lacy B. Herrmann	3310 Kendal Way, Sleepy Hollow, NY 10591

Jeffrey Toporek	22 Deer Creek Lane, Mt Kisco, NY 10549

David Stade	307 S Bentley Ave, Los Angeles, CA, 90049

Edward M.W. Hines	116 East 63rd Street, New York, NY 10021

Art Nislick and June E. Nislick	433 E 56th St, 3C, New York, NY 10022

SCHEDULE II

Additional Signature Page to Amended and Restated Registration Rights Agreement

Reference is made to the Amended and Restated Registration Rights Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned,                                         , in connection with the undersigned’s acquisition of Securities, hereby agrees to become a party to and bound by the Agreement as an Investor, and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of                          , 2015.

By:

Address:

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:
Name:
Title:

EXHIBIT 4.1(i)

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made as of this 1st day of July, 2015 by and between China Risk Finance LLC, a Delaware limited liability company (“Indemnitor”), and Christopher Thorne (“Indemnitee”).

WHEREAS, Indemnitor desires to attract and retain the services of Indemnitee, to serve as a manager (“Manager”) of Indemnitor; and

WHEREAS, Indemnitor recognizes Indemnitee’s need for protection against personal liability for actions taken, or not taken, in good faith by Indemnitee in his or her capacity as a Manager, and in order to assure Indemnitee’s continued service to Indemnitor, Indemnitor wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Indemnification.

Indemnification of Indemnitee. Subject to the operation of Section 2, Indemnitee shall be indemnified and held harmless by Indemnitor to the fullest extent authorized by the Delaware Limited Liability Company Act (the “Act”), as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits Indemnitor to provide broader indemnification rights than such law permitted Indemnitor to provide prior to such amendment) against any and all Expenses (as defined below), judgments, penalties, fines and amounts paid in settlement, in each case to the extent actually incurred by Indemnitee or on Indemnitee’s behalf in connection with any threatened, pending or completed Proceeding (as defined below) or any claim, issue or matter therein, which Indemnitee is, or is threatened to be made, a party to or participant in by reason of such Indemnitee’s status as a Manager or former Manager of Indemnitor, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of Indemnitor and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, in the event Delaware’s General Corporation Law (the “DGCL”) would provide greater rights to indemnification than the Act, then, to the extent not prohibited by the Act and subject to the operation of Section 2, Indemnitee shall be indemnified and held harmless by Indemnitor to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits Indemnitor to provide broader indemnification rights than such law permitted Indemnitor to provide prior to such amendment) against any and all Expenses (as defined below), judgments, penalties, fines and amounts paid in settlement, in each ease to the extent actually incurred by Indemnitee or on Indemnitee’s behalf in connection with any threatened, pending or completed Proceeding (as defined below) or any claim, issue or matter therein, which Indemnitee is, or is threatened to he made, a party to or participant in by reason of such Indemnitee’s status as a Manager or former Manager of Indemnitor, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of Indemnitor and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful (assuming in each case for such purposes that Indemnitee was a director of Indemnitor and Indemnitor was a corporation incorporated under the DGCL). The rights of indemnification provided by this Section 1 shall exist as to Indemnitee after he or she has ceased to be a Manager and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, Indemnitor shall indemnify Indemnitee seeking indemnification in connection with a Proceeding initiated by Indemnitee only if such Proceeding was authorized by the Board of Managers of Indemnitor. Indemnitor hereby agrees to indemnify such Indemnitee’s spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children as express third-party beneficiaries hereunder to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of Indemnitee, including claims seeking damages from marital property (including community property) or property held by such Indemnitee and such spouse or property transferred to such spouse or child.

2. Good Faith. No indemnification shall be provided pursuant to this Agreement if a determination is made by a court of appropriate jurisdiction that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of Indemnitor and, with respect to any criminal Proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful.

3. Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his or her right to be indemnified pursuant to this Agreement, give Indemnitor notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Such notice shall contain the written affirmation of Indemnitee tee that the standard of conduct necessary for indemnification hereunder has been satisfied. Notice to Indemnitor shall be directed to the Chief Executive Officer of Indemnitor in the manner set forth below. Indemnitee shall give Indemnitor such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power. A delay in giving notice under this Section 3 shall not invalidate Indemnitee’s right to be indemnified under this Agreement except to the extent such delay prejudices the defense of the claim or the availability to Indemnitor of insurance coverage for such claim. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt, (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

4. Advancement of Expenses to Indemnitee Prior to Final Disposition.

Indemnitor shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding in which Indemnitee is involved by reason of Indemnitee’s status of a Manager of Indemnitor or former Manager of Indemnitor within 10 days after the receipt by Indemnitor of a written statement from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified against such Expenses. Indemnitee’s obligation to reimburse Indemnitor for any Expenses shall be unsecured and must be accepted without reference to Indemnitee’s ability to repay Expenses.

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5. Nature of Rights. If a claim for indemnification or advancement of Expenses hereunder by Indemnitee is not paid in full by Indemnitor within (a) 60 days after the receipt by Indemnitor of a written claim for indemnification or (b) 10 days after the receipt by Indemnitor of documentation of Expenses and the required undertaking, Indemnitee may at any time thereafter bring suit against Indemnitor to recover the unpaid amount of the claim, and if successful in whole or in part, Indemnitee shall also be entitled to be paid the expenses of prosecuting such claim.

The failure of Indemnitor (including its Board of Managers or any committee thereof, independent legal counsel, or members) to make a determination concerning the permissibility of such indemnification or advancement of Expenses for Indemnitee shall not be a defense to the action and shall not create a presumption that such indemnification or advancement is not permissible. It is the parties’ intention that if Indemnitor contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court of appropriate jurisdiction to decide, and neither the failure of Indemnitor (including its Board of Managers, any committee or subgroup of the Board of Managers, independent legal counsel, or its members) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by Indemnitee (including its Board of Managers, any committee or subgroup of the Board of Managers, independent legal counsel, or its members) that the Indemnitee has not met such applicable standard of conduct shall create a presumption that Indemnitee has or has not met the applicable standard of conduct. Accordingly, if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, then (x) Indemnitee shall not be required to reimburse Indemnitor for any Expenses theretofore paid in indemnifying Indemnitee and (y) Indemnitee shall be entitled to receive interim payments of Expenses pursuant to Section 4, in each case until a determination is made by such court in respect of Indemnitee’s claim for indemnification.

6. Non-Exclusivity of Rights. The rights to indemnification and advancement of Expenses set forth in this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Fourth Amended and Restated Limited Liability Company Agreement of Indemnitee dated as of July 1, 2015, vote of members or Managers of Indemnitor or otherwise.

7. Partial and Mandatory Indemnification. (a) If Indemnitee is entitled under any provision of this Agreement to indemnification by Indemnitor for some or a portion of the Expenses, judgments, fines or penalties actually or reasonably incurred by him or her in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, Indemnitor shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled. Attorneys’ fees and expenses shall not be prorated but shall be deemed to apply to the portion of indemnification to which Indemnitee is entitled.

(b) Notwithstanding any other provision of this Agreement, but subject to Section 8, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Proceeding, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

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8. Mutual Acknowledgment. By accepting any potential benefits under this Agreement, Indemnitee acknowledges that in certain instances, Federal law or applicable public policy may prohibit Indemnitor from indemnifying Indemnitee this Agreement or otherwise. Indemnitee understands and acknowledges that Indemnitor has undertaken and may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of Indemnitor’s right under public policy to indemnify Indemnitee with respect to certain matters.

9. Insurance. Indemnitor may maintain insurance, at its expense, to protect itself and Indemnitee against any liability of any character asserted against or incurred by Indemnitor or Indemnitee, or arising out of any Indemnitee’s status as a Manager of Indemnitor, whether or not Indemnitor would have the power to indemnify Indemnitee against such liability under the Act or the provisions of this Agreement. To the extent Indemnitor maintains liability insurance applicable to directors, officers, managers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of Indemnitor’s directors, officers, managers, employees, agents or fiduciaries.

10. Settlements. Indemnitor will not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any threatened or pending Proceeding effected without the Indemnitor’s prior written consent. Indemnitor will not, without the prior written consent of the Indemnitee, effect any settlement of any threatened or pending Proceeding which Indemnitee is or could have been a party unless such settlement solely involves the payment of money and includes a complete and unconditional release of the Indemnitee from all liability on any claims that are the subject matter of such Proceeding. Neither Indemnitor nor Indemnitee will unreasonably withhold its consent to any proposed settlement; provided that Indemnitee may withhold consent to any settlement that does not provide a complete and unconditional release of Indemnitee.

11. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding.

(b) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative.

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12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute a single agreement.

13. Successors and Assigns. This Agreement shall be binding upon Indemnitor and its respective successors and assigns, including any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Indemnitor (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

14. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of Indemnitor under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous.

15. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

16. Consent to Jurisdiction. Indemnitor and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

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17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of the Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

18. Subrogation. In the event of payment under this Agreement, Indemnitor shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be reasonably necessary to secure such rights and to enable Indemnitor effectively to bring suit to enforce such rights.

19. Amendment and Termination. No amendment, modification, termination, waiver or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of Indemnitor or any of its subsidiaries or affiliated entities.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CHINA RISK FINANCE LLC

By:

Name:	Gary Wang
Title:	Manager

Address:

AGREED TO AND ACCEPTED:
INDEMNITEE:

Name:	Christopher Thorne
Address:

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EXHIBIT 4.1(j)(1)

1460 EL CAMINO REAL  |  MENLO PARK  |  CA  |  94025-4110

WWW.SHEARMAN.COM  |  T +1.650.838.3600  |  F +1.650.838.3699

July 1, 2015

The Purchasers identified on Schedule I

(the “Purchasers”) of the Share

Purchase Agreement (as defined below)

China Risk Finance LLC

Up to 3,753,754 Series C Convertible Preferred Shares

Ladies and Gentlemen:

We have acted as counsel to China Risk Finance LLC, a Delaware limited liability company (the “Company”), in connection with the purchase of up to 3,753,754 of the Company’s Series C Convertible Preferred Shares (the “Shares”) pursuant to the Series C Preferred Share Purchase Agreement, dated as of the date hereof (the “Share Purchase Agreement”), between the Company and each of you. This opinion is furnished to you pursuant to Section 4.1(j) of the Share Purchase Agreement.

In that connection, we have reviewed originals or copies of the following documents:

(a)	The Share Purchase Agreement;

(b)	The Amended and Restated Investor Rights Agreement dated as of the date hereof between the Company, the Purchasers and the other parties thereto;

(c)	The Amended and Restated Registration Rights Agreement dated as of the date hereof between the Company, the Purchasers and the other parties thereto; and

(d)	The Fourth Amended and Restated Limited Liability Company Agreement dated as of the date hereof entered into by and among the Persons identified as Members on Schedule A annexed thereto (the “LLC Agreement”).

The documents described in the foregoing clauses (a) - (d) are collectively referred to herein as the “Opinion Documents”. The documents described in the foregoing clauses (a) - (c) are collectively referred to herein as the “Transaction Documents”.

We have also reviewed the following:

(a)	Copies of the certificate of formation of the Company, as amended (collectively with the LLC Agreement, the “Organizational Documents”).

ABU DHABI    |    BEIJING    |    BRUSSELS    |    FRANKFURT    |    HONG KONG    |    LONDON    |    MENLO PARK    |    MILAN    |    NEW YORK

PARIS    |    ROME    |    SAN FRANCISCO    |    SÃO PAULO    |    SHANGHAI    |    SINGAPORE    |    TOKYO    |    TORONTO     |    WASHINGTON, DC

SHEARMAN & STERLING LLP IS A LIMITED LIABILITY PARTNERSHIP ORGANIZED IN THE UNITED STATES UNDER THE LAWS OF THE STATE OF DELAWARE, WHICH LAWS LIMIT THE PERSONAL LIABILITY OF PARTNERS.

(b)	A certificate of good standing for the Company certified by the Secretary of State of the State of Delaware on June 15, 2015, a copy of which has been furnished to you.

(c)	Originals or copies of such other records of the Company, certificates of public officials and officers and Managers of the Company and agreements and other documents as we have deemed necessary as a basis for the opinions expressed below.

In our review of the Opinion Documents and other documents, we have assumed:

(a)	The genuineness of all signatures.

(b)	The authenticity of the originals of the documents submitted to us.

(c)	The conformity to authentic originals of any documents submitted to us as copies.

(d)	As to matters of fact, the truthfulness of the representations made in the Share Purchase Agreement and the other Opinion Documents and in certificates of public officials and officers and Managers of the Company.

(e)	That each of the Opinion Documents is the legal, valid and binding obligation of each party thereto, other than the Company, enforceable against each such party in accordance with its terms.

(f)	That the execution, delivery and performance by the Company of the Opinion Documents to which it is a party do not and will not, except with respect to Generally Applicable Law, violate any law, rule or regulation applicable to it.

(g)	That the execution, delivery and performance by the Company of the Opinion Documents to which it is a party do not and will not result in any conflict with or breach of any agreement or document binding on it.

(h)	That, except with respect to Generally Applicable Law, no authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of any Opinion Document to which it is a party or, if any such authorization, approval, consent, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

We have not independently established the validity of the foregoing assumptions.

“Generally Applicable Law” means the federal law of the United States of America, as to the LLC Agreement and the Company, the Delaware Limited Liability Company Act, and as to the as to the Transaction Documents, the law of the State of New York (including in each case the rules or regulations promulgated thereunder or pursuant thereto), that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Company, the Opinion Documents or the transactions governed by the Opinion Documents. Without limiting the generality of the foregoing definition of Generally Applicable Law, the term “Generally Applicable Law” does not include any law, rule or regulation that is applicable to the Company, the Opinion Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Opinion Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

Based upon the foregoing and upon such other investigation as we have deemed necessary and subject to the qualifications set forth below, we are of the opinion that:

1. The Company is a limited liability company duly formed, validly existing and in good standing under the law of the State of Delaware.

2. The Company (a) has the power to execute, deliver and perform each Opinion Document to which it is a party and (b) has taken all action necessary to authorize the execution, delivery and performance of each Opinion Document to which it is a party.

3. The execution and delivery by the Company of each Opinion Document to which it is a party do not, and the performance by the Company of its obligations thereunder and the consummation of the transactions contemplated thereby will not, (a) result in a violation of the Organizational Documents, or (b) result in a violation of Generally Applicable Law.

4. No authorization, approval or other action by, and no notice to or filing with, any United States federal or Delaware governmental authority or regulatory body is required for the due execution, delivery or performance by the Company of any Opinion Document to which it is a party, except as may be required under the Securities Act and as may be required under the securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Shares for the authorizations, approvals, actions, notices and filings specified in the Share Purchase Agreement, each of which has been duly obtained, taken, given or made and, to our knowledge, has not been withdrawn.

5. The Transaction Documents have been duly executed and delivered by the Company, to the extent such execution and delivery is a matter of New York law, and are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

6. The Shares have been duly authorized by the Company and, when issued and delivered as provided in the Share Purchase Agreement, the Shares will be validly issued.

7. The Common Shares of the Company, which represent limited liability company interests of the Company (the “Underlying Shares”), issuable upon the conversion of the Shares have been duly authorized and reserved for issuance upon conversion thereof by all necessary corporate action and such Shares, when issued as provided in the certificate of formation, will be validly issued.

8. Based upon the representations, warranties and agreements of the Company and each of you in the Share Purchase Agreement and assuming compliance with the other offering and transfer procedures and restrictions, it is not necessary in connection with the offer and sale of the Shares to you under the Purchase Agreement or in connection with the initial resale of such Shares by you in the manner contemplated by the Share Purchase Agreement to register the Shares under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any Shares.

Our opinions expressed above are subject to the following qualifications:

(a) Our opinions are limited to (i) Generally Applicable Law and (ii) in the case of our opinion in paragraph 8 above, the Securities Act, and we do not express any opinion herein concerning any other law.

(b) We express no opinion as to the validity, legally binding effect or enforceability of any provision in the Opinion Documents that requires or relates to adjustments to the conversion rate in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture.

This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise you of any development or circumstance of any kind, including any change of law or fact, that may occur after the date of this opinion letter and which might affect the opinions expressed herein.

This opinion letter is delivered to you in connection with your role as Purchasers of the Shares. This opinion letter may not be used, circulated, quoted or relied upon by you for any other purpose, or by anyone else, without our prior written consent.

Very truly yours,

ADS/JWC/CY

CMF

EXHIBIT 4.1(j)(2)

[●]

To: China Risk Finance LLC (“Company”)

Re: Project Roma–PRC Legal Opinion on PRC Subsidiaries (as defined below)

Ladies and Gentlemen:

We are qualified lawyers of the People’s Republic of China (the “PRC”, for purposes of this opinion, excluding the Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan) and as such are qualified to issue this opinion on PRC Laws (as defined below).

We have acted as your PRC legal counsel in connection with the private equity transaction contemplated in a Series C Preferred Share Purchase Agreement (the “SPA”)(the “Transaction”)entered into as of [●] by and among the Company, and the investors listed thereon.

This legal opinion is made on the basis of the documents provided by the Company, and save as expressly mentioned in this legal opinion, we did not make any independent search or investigation for the purpose of this opinion.

The following terms as used in this opinion are defined as follows.

“Disclosure Schedule” means the Disclosure Schedule attached to the SPA.

“Material Adverse Effect” means any event, circumstance, condition, occurrence or situation or any combination of the foregoing that has or could be reasonably expected to have a material and adverse effect upon the conditions (financial or otherwise), business, properties or results of operations or prospects of the PRC Subsidiaries taken as a whole.

“Governmental Agency” means any national, provincial, municipal or local governmental authority, agency or body having jurisdiction over any PRC Subsidiary in the PRC.

“ICP Certificate” means the Certificate for Operating Value-Added Telecommunication Business

“PRC Laws” means all laws, administrative regulations, rules, and other regulating documents currently in force and publicly available in the PRC as of the date hereof.

“PRC Subsidiaries” means Shanghai Xin Er Fu Business Management Co. Ltd. , Capital Financial Co., Ltd. , Shanghai Shouhang Business Management Co., Ltd. , CRF Finance Lease Co., Ltd. , Shanghai CRF Financial Information Service Co., Ltd. , Xin Er Fu Wealth Management Co., Ltd. , Haidong CRF Micro-credit Co., Ltd. (“Haidong Micro-credit”), and Qianhai Shouhang Guarantee (Shenzhen) Co., Ltd. ; and “PRC Subsidiary” means each member of the PRC Subsidiaries.

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“SAFE” means State Administration of Foreign Exchange .

“WFOEs” means Shanghai Xin Er Fu Business Management Co. Ltd., CRF Finance Lease Co., Ltd., Capital Financial Co., Ltd. and Shanghai Shouhang Business Management Co., Ltd.; and “WFOE” means each member of the WFOEs.

For the purpose of this opinion, we have (i) examined the copies of corporate records, agreements, documents and other instruments provided to us by the Company and (ii) made inquiries to the management of the Company as we have deemed necessary.

In rendering the opinions expressed below, we have assumed:

(a)	the authenticity of the documents submitted to us as originals and the conformity to the originals of the documents submitted to us as copies;

(b)	the documents which have been presented to us remain in full force and effect up to the date of the legal opinion and have not been revoked, amended, varied or supplemented, except as noted therein;

(c)	the truthfulness, accuracy and completeness of all factual statements in the documents and all other factual information provided to us, excluding legal conclusions;

(d)	the truthfulness, accuracy and completeness of the statements made by the Company and relevant government officials in response to our inquiries during the process of our due diligence for the Transaction, excluding legal conclusions;

(e)	that, in response to our due diligence inquiries, requests and investigation for the purpose of this opinion, all the relevant information and materials that have been provided to us by the Company are true, accurate, complete and not misleading, and that the Company have not withheld anything that, if disclosed to us, would reasonably cause us to alter this opinion in whole or in part. Where important facts were not independently established to us, we have relied upon certificates issued by governmental authorities and appropriate representatives of the Company and/or other relevant entities and/or upon representations made by such persons in the course of our inquiry and consultation;

(f)	that all parties thereto have the requisite power and authority to enter into, and have duly executed, delivered and/or issued those documents to which they are parties, and have the requisite power and authority to perform their obligations thereunder; and

(g)	with respect to all parties, the due compliance with, and the legality, validity, effectiveness and enforceability under, all laws other than the PRC Laws.

We do not purport to be experts on and do not purport to be generally familiar with or qualified to express legal opinions on any laws other than the PRC Laws and accordingly express no legal opinion herein on any laws of any jurisdiction other than the laws of the PRC.

Unless otherwise expressly provided herein, this opinion is given on the basis of PRC Laws effective as of the date hereof and is given on the basis that the opinion will be governed by, and construed in accordance with, PRC Laws. There is no assurance that PRC Laws will not be repealed, amended or replaced in the immediate future or in the long term with or without retrospective effect.

2

This opinion is made subject to, and should be read in conjunction with the Disclosure Schedule.

Based on the foregoing and subject to any matters not disclosed to us, we are of the opinion set out below:

1.	Each PRC Subsidiary is a limited liability company under PRC Laws, duly incorporated and validly existing under the PRC Laws and has the status of an independent legal person in the PRC with limited liability. Each PRC Subsidiary has the corporate power and authority to conduct its business and operations as prescribed on its business license and to own and lease property it purports to own and lease.

2.	The registered capital of each PRC Subsidiary has been fully paid up in accordance with PRC Laws. To the best of our knowledge after due and reasonable inquiry of the Company, the equity interest of each PRC Subsidiary is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, or any third party right. The business license and articles of association of each PRC Subsidiary comply with PRC Laws and are in full force and effect. To the best of our knowledge after due and reasonable inquiry of the Company, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interest in any PRC Subsidiary.

3.	Each PRC Subsidiary has obtained all material licenses, consents, authorizations, approvals, orders, certificates and permits of and from relevant Governmental Agency necessary or required for (i) the establishment and valid existence of such PRC Subsidiary, (ii) carrying out its business as stated in such PRC Subsidiary’s business license and (iii) the valid ownership of such PRC Subsidiary’s equity interests by its shareholder(s), except for (i) the ICP Certificate which might be required for PRC Subsidiaries’ P2P platform business, (ii) approval by competent Governmental Agency which might be required for trans-provincial loans provided by Haidong Micro-credit and (iii) those the absence of which would not have a Material Adverse Effect. To the best of our knowledge after due and reasonable inquiry, all of such licenses, consents, authorizations, approvals, orders, certificates and permits obtained by the PRC Subsidiaries remain valid and effective.

4.	No step has been taken and no legal or administrative proceedings has been initiated against, no order or resolution has been passed for the winding-up, dissolution or elimination of, any PRC Subsidiary or for the withdrawal, revocation or cancellation of any PRC Subsidiary’s business licenses, and no declaration or order of insolvency has been or is made against any PRC Subsidiary.

5.	To the best of our knowledge after due and reasonable inquiry of the Company, there is no material claim, litigation, arbitration, administrative proceedings or other legal proceeding that has been successfully made against, is pending against, or is threatened to be brought against any PRC Subsidiary.

6.	Each PRC Subsidiary is capable of suing and being sued and can be the subject of legal proceedings in PRC courts (except and to the extent that party(ies) have entered into agreements effectively choosing arbitration or another dispute mechanism to settle any disputes arising thereof outside of PRC courts).

7.	To the best of our knowledge after due and reasonable inquiry of the Company, the execution and performance of the SPA and the Transaction Agreements (as such term is defined in the SPA) (collectively, the “Transaction Documents”) will not in any way adversely affect (i) the validity and effectiveness of any material licenses, consents, authorizations, approvals, orders, certificates or permits obtained by each PRC Subsidiary of and from any relevant Governmental Agency that is necessary or required to conduct its businesses in the manner presently conducted and (ii) any PRC Subsidiary’s capacity or ability to engage in any business operation or any other activities as presently conducted and as presently proposed to be conducted.

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8.	Each PRC Subsidiary has legal right and power and authority to enter into and to perform its obligations under any material contracts (for the purpose of this opinion, excluding the real estate leases) as disclosed in the Disclosure Schedule of the SPA (the “Material Contracts”), and to which it is a party, and each of such Material Contract has been duly executed by the relevant PRC Subsidiary, constitutes a valid and legally binding agreement of such PRC Subsidiary and the performance of its obligations thereunder will not violate or breach any PRC Law that is applicable to the transactions contemplated under the Material Contracts, except for that such violation or breach would not have Material Adverse Effect and assuming that the PRC Subsidiaries have taken all necessary corporate actions to execute and perform each of the Material Contracts.

9.	To the best of our knowledge after due and reasonable inquiry of the Company, none of the PRC Subsidiaries are (i) in breach or violation of any applicable PRC tax laws or regulations or (ii) have been investigated, claimed or penalized by relevant tax authorities in such adverse manner as would result in a Material Adverse Effect.

10.	The WFOEs have duly completed relevant registrations with SAFE in accordance with applicable PRC Laws, except for those the absence of which would not have a Material Adverse Effect.

11.	Each of the beneficial owners of the Company who are PRC citizens or residents or otherwise are required by PRC Laws to complete relevant registrations with SAFE, have duly completed and complied with all relevant registrations, filings and other procedures required by the SAFE with respect to the direct or indirect investment by such person or entity in the Company, except for those the absence of which would not have a Material Adverse Effect.

12.	No consents, approvals, authorization or licenses by any government authorities or other parties are required by PRC Laws to be obtained for the signing, execution, performance, validity and enforceability of the Transaction Documents. It is not necessary in order to ensure the legality, validity, enforceability, or admissibility in evidence in the PRC of the Transaction Documents that the same be notarized or filed, recorded or enrolled with any court or authority or other official body in the PRC.

13.	The Transaction Documents and the transactions contemplated therein do not contravene PRC Laws.

14.	The choice of the laws of the State of New York, United States of America as the governing law of the Transaction Documents does not contravene PRC Laws.

This opinion is given for the sole benefit of, and can be relied upon by, the person to whom it is addressed. This opinion may not be relied upon, used, circulated, quoted or otherwise referred to by any other party or for any other purpose without our prior written consent. Notwithstanding the foregoing, a copy of this opinion may be provided, for information purposes only, to the investors designated by the Company.

Yours faithfully,

Haiwen& Partners

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Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Andrew W. Arnold, as a condition to acquiring 42,146 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 10, 2015.

ANDREW W. ARNOLD AND ANN NEWMAN ARNOLD

By:	/s/ Andrew W. Arnold

Address: 3954 Bighorn Rd. Vail, CO 81657

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name: Andrew Mason

Title:   Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, William S. Janes, as a condition to acquiring 2,105 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 11, 2015.

WILLIAM S. JANES

By: /s/ William S. Janes

Address:
4611 Travis Street, #1108A
Dallas, TX 75205
USA

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Brian S. Sears, as a condition to acquiring 4,216 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

BRIAN S. SEARS

By: /s/ Brian S. Sears

Address:
3111 Via Dolce
Unit 804
Marina Del Rey, CA 92092

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Cliffwood Energy Partners, as a condition to acquiring 42,109 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

CLIFFWOOD ENERGY PARTNERS

By:	/s/ Robert V. Sinnott

Address: c/o KACALP 1800 Avenue of the Stars, FL3 Los Angeles, CA 90067

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name:  Andrew Mason

Title:    Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Broadline Capital XI LLC, as a condition to acquiring 439,841 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BROADLINE CAPITAL XI LLC

By:	/s/ Christopher Thorne

Address: One Rockefeller Plaza, 10th Floor New York, NY 10020

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Broadline Capital XII LLC, as a condition to acquiring 135,245 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BROADLINE CAPITAL XII LLC

By:	/s/ Christopher Thorne

Address: One Rockefeller Plaza, 10th Floor New York, NY 10020

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Mr. David J. LaPlaca, as a condition to acquiring 2,107 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 12, 2015.

DAVID J. LAPLACA

By: /s/ David J. LaPlaca

Address:

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Deng Nanwei, as a condition to acquiring 93,300 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

DENG NANWEI

By: /s/ Deng Nanwei

Address:

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Zhengyu Wang

Name:  Zhengyu Wang

Title:    Chief Executive Officer

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dennis Quaid, as a condition to acquiring 21,068 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

DENNIS QUAID SEPARATE PROPERTY TRUST

By: /s/ Dennis Quaid

Address: Dennis Quaid c/o Summit Financial 9744 Wilshire Blvd. #311 Beverly Hills, CA 90212

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name:  Andrew Mason

Title:    Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dominic Lester, as a condition to acquiring 4,266 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

Dominic Lester

By: /s/ Dominic Lester

Address: 69 Victoria Road London, W8 5RH United Kingdom

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name:  Andrew Mason

Title:    Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Bruce Ettelson, as a condition to acquiring 21,055 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BRUCE ETTELSON

By: /s/ Bruce Ettelson

Address: 125 Beach Road Glencoe, IL 60022

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name:  Andrew Mason

Title:    Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Fairhaven Partners LLC, as a condition to acquiring 4,214 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 10, 2015.

FAIRHAVEN PARTNERS LLC

By:	/s/ Jeffrey D. Lovell

Address: Fairhaven Partners LLC 36 Greystone Ct. – Beavercreek PO Box 8261 Avon, CO 81620

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Frank C. and Maryellen Cattani Herringer 1995 Family Trust, as a condition to acquiring 42,739 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

FRANK C. AND MARYELLEN CATTANI HERRINGER 1995 FAMILY TRUST

By:	/s/ Frank C. Herringer

Address: 600 Montgomery St. Suite 4900 San Francisco, CA 94111, USA

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Irrevocable Aloha trust U/A dtd 5/1/02, as a condition to acquiring 42,739 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 12, 2015.

IRREVOCABLE ALOHA TRUST U/A DTD 5/1/02

By:	/s/ Schmitt Hellauer

Address: 6225 Smith Avenue Baltimore, MD 21209

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Jill Posnick, as a condition to acquiring 4,253 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

JILL POSNICK

By:	/s/ Jill Posnick

Address: 13600 Marina Pointe Dr. #901 Marina Del Rey, CA 90292

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Jonathan E. Fielding Living Trust, as a condition to acquiring 21,108 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

JONATHAN E. FIELDING LIVING TRUST

By:	/s/ Jonathan E. Fielding

Address: 12735 Hanover St. Los Angeles, CA 90049

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Kimberly Quaid Separate Property Trust, as a condition to acquiring 12,641 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

KIMBERLY QUAID SEPARATE PROPERTY TRUST

By:	/s/ Kimberly Quaid

Address: 9744 Wilshire Blvd. #311 Beverly Hills, CA 90212

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Kudrow Stern Family Trust dtd 05/10/2000, as a condition to acquiring 63,219 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

KUDROW STERN FAMILY TRUST DTD 05/10/2000

By:	/s/ Michael Stern

Address: 10960 Wilshire Blvd 5th Floor Los Angeles, CA 90024

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, the KWS Trust, as a condition to acquiring 16,953 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 7, 2015.

KWS TRUST

By:	/s/ Kenneth W. Slutsky

Address: 825 Highview Ave. Manhattan Beach, CA 90266

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Roger M. Laverty, as a condition to acquiring 4,211 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 15, 2015.

LAVERTY’S SURVIVOR TRUST, DATED 1/12/2014

By:	/s/ Roger M. Laverty

Address: 700 The Strand Manhattan Beach, CA 90266

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Lovell Family Trust, as a condition to acquiring 8,427 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 10, 2015.

LOVELL FAMILY TRUST

By:	/s/ Jeffrey D. Lovell

Address: Lovell Family Trust 36 Greystone Ct – Beaver Creek P.O. Box 8261 Avon, CA 81620

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Michael Wise, as a condition to acquiring 8,429 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

MICHAEL WISE

By:	/s/ Michael Wise

Address: 5727 Willshire Blvd Los Angeles, CA 90036

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Montgomery Revocable Trust, as a condition to acquiring 21,703 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

MONTGOMERY REVOCABLE TRUST

By:	/s/ Michael J. Montgomery

Address: 1135 Corsica Drive Pacific Palisades, CA 90272

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Eagle Proprietary Investments Limited, as a condition to acquiring 34,295 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

EAGLE PROPRIETARY INVESTMENTS LIMITED

By:	/s/ Rajiv Dvivedi

Address: S-2205 Emirates Financial Towers, DIFC P.O. Box 506725, Dubai, UAE

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Saavi Capital LLC, as a condition to acquiring 21,435 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 7, 2015.

SAAVI CAPITAL LLC

By:	/s/ Deval Dvivedi

Address: 303 E. 43rd St. Suite 12C New York, NY 10017

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Robert V. Sinnott, as a condition to acquiring 168,437 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

ROBERT V. SINNOTT

By:	/s/ Robert V. Sinnott

Address: c/o KACALP 1800 Avenue of the Stars, FL3 Los Angeles, CA 90067

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dan Friis Alternatives Limited, as a condition to acquiring 75,075 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of September 22, 2015.

DAN FRIIS ALTERNATIVES LIMITED

By:	/s/ Dan Friis

Address: c/o Portcullis TrustNet (BVI) Limited Portcullis TrustNet Chambers, P.O. Box 3444 Road Town, Tortola British Virgin Islands

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager